UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
EMPOWER FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President & Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2023

Item 1. REPORTS TO STOCKHOLDERS
EMPOWER FUNDS, INC.
Empower Core Strategies (Institutional Class and Investor Class)
Annual Report
December 31, 2023
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Funds. Such offering is made only by the prospectus of each Fund, which includes details as to offering price and other information.

Empower Core Strategies: Flexible Bond Fund
Management Discussion
For the twelve-month period ended December 31, 2023, the Fund’s investment portfolio was managed by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser, and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), the Fund’s sub-adviser
Fund Performance
For the twelve-month period ended December 31, 2023, the Fund (Institutional Class shares) returned 6.42%, relative to a 5.53% return for the Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark index.
ECM Commentary
U.S. economic growth continued to be resilient throughout the fourth quarter of 2023. Consumer spending was the primary force, but business fixed investment and government spending were also positive contributors throughout the year. Third quarter gross domestic product grew an impressive 4.9% while the fourth quarter was tracking close to 2.2%. The economy was able to cope with materially higher interest rates and expectations of a recession came down, which surprised market participants. The probability that the economy could regain price stability and stay near full employment without enduring a sharp slowdown in growth continued to increase.
The portion of the Fund managed by ECM maintained an overweight to varying degrees in both agency mortgage-backed securities (“MBS”) and agency commercial mortgage-backed securities (“CMBS”) throughout 2023. Agency MBS and CMBS started out strong in January and February, turning sharply negative in March following the failures of Silicon Valley Bank and First Republic Bank. Nevertheless, valuations remained attractive throughout and the conviction around these sectors paid off as they rallied in the fourth quarter, resulting in solid outperformance for the year. Credit sectors also had a strong year as markets rallied in 2023. Out-of-benchmark positions in asset-backed securities, collateralized loan obligations and non-agency CMBS participated heavily in this rally and these overweights resulted in significant outperformance as well. Duration was managed closely to the benchmark index throughout the year and therefore no significant performance, either positive or negative, was the result of an active exposure to rates.
Loomis Sayles Commentary
The bond market finished 2023 with positive total returns, but the favorable end result obscures the elevated volatility that occurred along the way. For most of the year, bonds were under pressure from concerns about persistent inflation and the Federal Reserve’s (the “Fed”) continued interest rate increases. As late as October, U.S. investment-grade bond indexes were in negative territory on a year-to-date basis amid worries that the Fed would have to keep interest rates “higher for longer.”
This backdrop changed considerably in November and December, as the concerns that had weighed on the market throughout 2023 dissipated rapidly. Inflation continued to decline unabated, despite concerns about rising oil prices in the third quarter. In November, the headline consumer price index came in at inflation rates not seen since early 2021. With inflation receding, the markets grew comfortable with the idea that the Fed was finished raising rates. In December, Fed Chairman Jerome

Powell suggested that rate cuts could begin as early as the first half of 2024. Bond prices increased in response, erasing all of the previous losses, and helping the fixed-income market close with solid gains for the full year. Income also made a meaningful contribution to total returns thanks to the increase in yields over the past two years.
Developed-market government bonds generated gains in 2023, although weakness in foreign currencies dampened returns somewhat for U.S. dollar investors. Emerging markets debt outperformed U.S. investment-grade bonds thanks to investors’ hearty appetite for risk and the positive economic growth trends for many countries in the asset class.
Performance for the Loomis Sayles sub-advised portion of the Fund was driven primarily by security selection, but sector allocation also contributed throughout the year. The top contributors were the investment grade credit, high yield credit and securitized sectors. On an excess basis, investment grade credit positively contributed to performance as the sector generated the greatest returns within the strategy. The out-of-benchmark allocation to high yield credit positively impacted performance during the year, with security selection contributing the most in the sector. The underweight exposure to securitized markets also generated positive returns during the year. The overweight exposure within emerging market credit weighed on returns for the period and security selection subtracted most in this sector.
The views and opinions in this report were current as of December 31, 2023 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through December 31, 2018.
Note: Performance for the Investor Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2023 (unaudited)
	One Year	Five Year	Since Inception(a)(b)
Institutional Class	6.42%	1.75%	1.63%
Investor Class	6.06%	N/A	-2.53%
(a) Institutional Class inception date was June 25, 2018.
(b) Investor Class inception date was September 3, 2020.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

Empower Core Strategies: Inflation-Protected Securities Fund
Management Discussion
The Fund’s sub-adviser is Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)
Fund Performance
For the twelve-month period ended December 31, 2023, the Fund (Institutional Class shares) returned 4.65%, relative to a 4.36% return for the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index, the Fund’s benchmark index.
Goldman Sachs Commentary
Overall, 2023 was a period of heightened rate volatility. U.S. interest rates broadly sold off for the majority of the year in light of policy rate hikes, a higher-for-longer narrative by the Federal Open Market Committee, banking sector crisis, the potential for a government shutdown, and geopolitical strife. However, by November, a “Santa rally” came early, as growing signs of disinflation and soft-landing optimism led to positive performance in bonds and equities, marking the strongest month for the Bloomberg Global Aggregate Index since December 2008. The rebound continued in December, with markets closing the year in high spirits as the Federal Reserve signaled 75 basis points of rate cuts in 2024, reflecting more easing than the 50 basis points previously projected.
The Fund’s duration and yield curve positioning detracted from returns over the period, due to its curve-specific exposure. The Fund’s sector allocation strategy slightly contributed to returns over the year, driven by a slight overweight to mortgage-backed securities in December. The Fund’s security selection strategy also contributed to returns over the year, driven by the Treasury inflation-protected securities selection.
The views and opinions in this report were current as of December 31, 2023 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through December 31, 2018.
Note: Performance for the Investor Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2023 (unaudited)
	One Year	Five Year	Since Inception(a)(b)
Institutional Class	4.65%	3.21%	2.82%
Investor Class	4.16%	N/A	0.70%
(a) Institutional Class inception date was June 25, 2018.
(b) Investor Class inception date was September 3, 2020.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

Empower Core Strategies: International Equity Fund
Management Discussion
The Fund’s sub-advisers are Franklin Templeton Institutional, LLC (“Franklin Templeton”), Irish Life Investment Managers Limited (“ILIM”), and LSV Asset Management (“LSV”)
Fund Performance
For the twelve-month period ended December 31, 2023, the Fund (Institutional Class shares) returned 17.55%, relative to an 18.24% return for the MSCI EAFE Index, the Fund’s benchmark index.
Franklin Commentary
2023 began and ended on an upswing, but there was substantial turbulence along the way due to a series of bank crises in March followed by indications that major central banks would keep interest rates higher for longer in an effort to tame inflation. Financial markets hit low points in the fourth quarter as sovereign bond prices plunged - driving yields significantly higher - and some bellwether companies announced disappointing earnings and/or guidance. Amid these challenges, the potential of artificial intelligence (“AI”) thrilled investors, high interest rates did not trigger widespread recession and inflation continued to moderate. Near year-end, markets surged as indications seemed to point to a soft economic landing in many regions, less inflationary pressure and a global economy that could continue to provide a backdrop for decent corporate earnings. Due largely to the excitement over AI, the equity market’s rally was heavily concentrated in information technology (“IT”), which gained 37.5% and was the MSCI EAFE Index’s top-performing sector. International value stocks outperformed their growth counterparts modestly, with both categories notching double-digit percentage returns as measured by MSCI style indexes.
During the year, the Franklin sub-advised portion of the Fund underperformed the benchmark index as stock selection in the communication services, industrials and IT sectors held back relative returns. Conversely, stock selection in the consumer discretionary and healthcare sectors aided relative performance. In terms of sector allocations, an overweight allocation in healthcare and an allocation to communication services that moved from an overweight to an underweight during the year curbed relative results. Conversely, an overweight in IT and underweight exposure to consumer staples lifted relative returns. On a regional level, stock selection in Europe - and, to a much lesser extent, Asia - hindered relative returns, while off-benchmark exposure to Canada and Brazil helped relative performance.
ILIM Commentary
Global equities rallied over the past twelve months, buoyed by hopes for a soft landing whereby while growth slows, a recession is avoided and inflation continues to fall, enabling central banks to begin cutting interest rates in 2024. The development and implementation of artificial intelligence was also supportive as it led investors to believe the technology had the potential to boost productivity and company profit margins significantly in the medium term.
ILIM utilizes a passive investment strategy designed to track the performance of the Fund’s benchmark index. Several key factors affected the performance of the benchmark index throughout 2023. European ex-UK equities rose by 22.7% over the period, aided by a reversal of some severe headwinds following the outbreak of the war in Ukraine, including the collapse in natural gas prices, which eased inflation and growth pressures in the Eurozone. UK equities underperformed and energy and financials acted as headwinds, with the former hampering the fall in oil prices. Brent crude was down by 10.3% over the period, ending 2023 at $77 a barrel. Meanwhile, Japanese equities outperformed, rising by 20.8%. The market was supported by a weaker yen, relatively loose monetary policy, cheap valuations, and an improved corporate governance backdrop.
LSV Commentary
Value stocks performed well in 2023 so LSV’s value style was in favor and was the biggest contributor to the excess returns for the LSV sub-advised portion of the Fund for the year. The portfolio’s smaller capitalization bias, however, was a detractor in 2023. Overweighting in ‘value’ oriented sectors helped results as well for the year with an underweight to healthcare and consumer staples helping as they were the worst performing sectors and an overweight in the financial sector along with some good stock selection also boosting results. LSV does not take meaningful country exposures relative to the benchmark so country selection was negligible during the year, but stock selection was strong in Japan, the UK and Switzerland.
The views and opinions in this report were current as of December 31, 2023 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through December 31, 2018.
Note: Performance for the Investor Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2023 (unaudited)
	One Year	Five Year	Since Inception(a)(b)
Institutional Class	17.55%	8.07%	4.61%
Investor Class	17.07%	N/A	7.19%
(a) Institutional Class inception date was June 25, 2018.
(b) Investor Class inception date was September 3, 2020.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

Empower Core Strategies: U.S. Equity Fund
Management Discussion
From The Fund’s sub-advisers are Irish Life Investment Managers Limited (“ILIM”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), and Putnam Investment Management, LLC (“Putnam”)
Fund Performance
For the twelve-month period ended December 31, 2023, the Fund (Institutional Class shares) returned 23.27%, relative to a 25.96% return for the Russell 3000® Index, the Fund’s benchmark index.
ILIM Commentary
ILIM utilizes a passive investment strategy designed to track, as closely as possible, the performance of the S&P 500® Index. Several key factors affected the performance of the benchmark index throughout 2023. Growth stocks were supported by technology-related shares, particularly the “Magnificent Seven” (Apple, Amazon, Alphabet, Meta, Microsoft, Nvidia and Tesla) while value stocks were hampered by financial and healthcare stocks.
Strong U.S. activity in January led to a rally, but this gave way to concerns over further monetary tightening from the Federal Reserve (the “Fed”) in February before the banking crises in March. The collapse of Silicon Valley Bank in the U.S. raised concerns of contagion in the global banking sector, and this spread to Credit Suisse, which was taken over by UBS later in the month. The silver lining was the swift and decisive actions of the authorities, with deposit guarantees and funding schemes launched to shore up confidence in the banking system. This sent a signal to investors that regulators and central banks were willing to aid the sector in times of distress.
Subsequent economic data proved resilient in spite of severe headwinds, including significant tightening - the Fed has raised its key rate at the fastest pace in 40 years, by 525 basis points to a range of 5.25-5.50%. The Fed also emphasized for most of 2023 that the rate would need to remain ‘higher for longer’ to get inflation down to the 2% target. However, having paused its hiking cycle amid a drop in inflation, the Fed suggested at its December meeting that rate cuts would be forthcoming in early 2024 which helped support equity markets towards the end of 2023. In addition, enthusiasm for artificial intelligence supported markets during the late spring and most of the summer months. This and better-than-expected earnings enabled U.S. technology shares to regain all of the losses experienced in 2022.
JPMorgan Commentary
The U.S. equity markets ended the year strong despite witnessing the second largest bank failure in the history of the U.S. The Fed hiked the Fed target rate to 5.25%-5.50%, the highest level in more than 22 years, to curb record high inflation. The consumer price index peaked at 6.4% in January 2023, and trended downwards to 3.1% in November 2023. Meanwhile, third quarter gross domestic product was a bright spot, with gross domestic product rising at 4.9% annualized; the increase was primarily driven by an increase in consumer spending and inventory investment. The labor market experienced some weakness as the unemployment rate went up from 3.4% in January 2023 to 3.7% in November 2023.

Business spending held up better than expected despite tighter lending standards, supported by increased spending on intellectual property with greater emphasis on building and integrating artificial intelligence capabilities. Finally, earnings forecasts for 2024 witnessed an uptick towards the end of the year as recession fears subsided.
2023 ended up being a very different year compared to 2022, practically a mirror image, in terms of sectors that drove the market and the types of companies that were rewarded. A shift in leadership kicked off in the first quarter of 2023 as the market rotated away from defensive companies that were big contributors in 2022, and into higher growth companies the strategy was less exposed to. Markets which undergo swift changes in leadership can present near-term headwinds for the strategy given its structural bias to momentum.
JPMorgan invests primarily in equity securities of large, well-established U.S. companies with market capitalization equal to those within the universe of the Russell 1000® Growth Index. For the JPMorgan sub-advised portion of the Fund, stock selection within healthcare and financials were the top detractors. Conversely, lack of exposure to real estate and utilities contributed to returns.
Loomis Sayles Commentary
The U.S. equity market overcame a number of potential headwinds to post a robust total return in 2023. The interest rate outlook was a key driver of volatility throughout the year, as the Fed continued to raise rates to combat inflation. This issue became more prominent in late summer and early autumn, when rising energy prices fueled concerns that persistent inflation could compel the Fed to keep rates “higher for longer.” The backdrop changed considerably in the fourth quarter, however, thanks to a series of cooler-than-expected inflation reports. In addition, Fed Chairman Jerome Powell surprised the markets in December by indicating that the central bank was likely finished raising rates and possibly on track to begin enacting rate cuts in 2024. Not least, it appeared that gross domestic product growth would remain in positive territory and allow the Fed to achieve the ideal outcome of a “soft landing” for the economy. Stocks surged in response, bringing most major large-cap indexes to near all-time highs by year-end. The late year rally was broad-based, with strong participation from market segments - including the value style, small caps, and mid-caps - that had underperformed for most of 2023. Despite this shift, larger cap and growth stocks were the key source of market leadership over the full year. Mega-cap technology-related companies produced particularly impressive gains that were fueled, in part, by excitement about the long-term prospects for artificial intelligence.
Within the small cap market segment, overall returns for the year were strong but were not without volatility. For the balance of the year, and particularly within the third quarter, investors took a more defensive posture and “risk-off” leadership drove returns in the small cap market. To close the year, the market had a strong reversal in leadership and reflected a pivot to a “risk-on” market led by lower quality stocks. In spite of the different tone of the market over the final few months of the year, quality was a successful theme for the year in total, as higher returning business models with greater revenue and earnings visibility outperformed more speculative and money losing segments.
The Loomis Sayles sub-advised portion of the Fund invests primarily in equity securities of small companies similar in size to those in the Russell 2000® Index at the time of purchase and two key factors accounted for its performance in 2023: (1) higher quality stocks generally outperformed lower quality stocks within the index for the year; and (2) successful portfolio changes over recent quarters that provided meaningful support to portfolio returns.

From a sector and stock selection standpoint an overweight to the industrials and information technology sectors and underweights to utilities and financials were beneficial to relative return.  Stock selection was strong overall with particular strength within the consumer staples, energy, information technology and communication services. Offsetting these positives was an underweight to the consumer discretionary sector, an overweight to healthcare and lagging stock selection in the industrials and consumer discretionary sectors.
Putnam Commentary
While sticky inflation and concerns about a potential recession weighed on sentiment during the year, U.S. equities posted solid gains in 2023. Throughout the period, investors closely monitored inflation data, economic growth, and central bank policy. Geopolitical concerns about the ongoing Russia-Ukraine war contributed to a risk-averse investing environment. By the fourth quarter, the growing conflict between Israel and the militant group Hamas in the Gaza Strip added to investors’ worries about the impact of war around the world.
While the Fed continued to raise rates early in the year, they took a pause on tightening at its June meeting, raised rates in July, and held them steady at meetings in September through December. Dovish comments by policymakers fueled a rally in equities.
Putnam invests mainly in common stocks of large and midsize U.S. companies, which are of a size similar to those in the Russell 1000® Value Index. Security selection drove the Putnam sub-advised portion of the Fund’s performance; sector allocation decisions and a small cash balance detracted somewhat. Security selection benefited most from positions in communication services, consumer discretionary, healthcare and utilities. Holdings in the industrials sector provided a modest offset. Underweights to the communication services and financials sectors, which were among top benchmark performers, weighed on relative performance.  A slight overweight to consumer staples also detracted from performance.
The views and opinions in this report were current as of December 31, 2023 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through December 31, 2018.
Note: Performance for the Investor Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2023 (unaudited)
	One Year	Five Year	Since Inception(a)(b)
Institutional Class	23.27%	15.23%	11.02%
Investor Class	22.79%	N/A	12.01%
(a) Institutional Class inception date was June 25, 2018.
(b) Investor Class inception date was September 3, 2020.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

Summary of Investments by Ratings or Sector as of December 31, 2023 (unaudited)
Empower Core Strategies: Flexible Bond Fund
Rating	Percentage of Fund Investments
Aaa	47.23%
Aa1	0.64
Aa2	1.47
Aa3	0.38
A1	1.55
A2	0.72
A3	1.22
Baa1	3.58
Baa2	7.13
Baa3	8.07
Ba1	3.37
Ba2	2.88
Ba3	1.55
B1	1.63
B2	1.25
B3	0.33
CCC, CC, C	1.30
Equities	0.44
Not Rated	5.96
Short Term Investments	9.30
Total	100.00%
Empower Core Strategies: Inflation-Protected Securities Fund
Rating	Percentage of Fund Investments
Aaa	96.13%
Aa1	0.51
A1	1.50
Baa1	1.00
Baa2	0.75
Not Rated	0.11
Total	100.00%

Empower Core Strategies: International Equity Fund
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	23.82%
Financial	19.67
Consumer, Cyclical	15.32
Industrial	15.05
Technology	7.60
Basic Materials	5.70
Communications	5.21
Energy	4.86
Utilities	2.31
Diversified	0.03
Short Term Investments	0.43
Total	100.00%
Empower Core Strategies: U.S. Equity Fund
Sector	Percentage of Fund Investments
Technology	21.01%
Consumer, Non-cyclical	19.76
Financial	15.33
Industrial	11.44
Communications	11.30
Consumer, Cyclical	9.51
Energy	5.78
Basic Materials	2.59
Utilities	2.44
Short Term Investments	0.84
Total	100.00%

Shareholder Expense Example (unaudited)
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).
Actual Expenses
The first row of each Fund's table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of each Fund's table below provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in each Fund's table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of each Fund's table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Empower Core Strategies: Flexible Bond Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/23)	(12/31/23)	(07/01/23 – 12/31/23)
Institutional Class
Actual	$1,000.00	$1,040.89	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.90	$2.29
Investor Class
Actual	$1,000.00	$1,040.36	$3.86
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82
* Expenses are equal to the Fund's annualized expense ratio of 0.45% for the Institutional Class shares and 0.75% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

Empower Core Strategies: Inflation-Protected Securities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/23)	(12/31/23)	(07/01/23 – 12/31/23)
Institutional Class
Actual	$1,000.00	$1,030.99	$1.79
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.79
Investor Class
Actual	$1,000.00	$1,029.34	$3.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.57
* Expenses are equal to the Fund's annualized expense ratio of 0.35% for the Institutional Class shares and 0.70% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

Empower Core Strategies: International Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/23)	(12/31/23)	(07/01/23 – 12/31/23)
Institutional Class
Actual	$1,000.00	$1,060.18	$3.38
Hypothetical (5% return before expenses)	$1,000.00	$1,021.90	$3.31
Investor Class
Actual	$1,000.00	$1,057.15	$5.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$5.09
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class shares and 1.00% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

Empower Core Strategies: U.S. Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/23)	(12/31/23)	(07/01/23 – 12/31/23)
Institutional Class
Actual	$1,000.00	$1,082.39	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.80
Investor Class
Actual	$1,000.00	$1,080.71	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class shares and 0.89% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 10.83%
$ 507,072	510 Asset Backed Trust(b)(c) Series 2021-NPL1 Class A1 2.24%, 06/25/2061	$ 481,263
	Aaset Trust(b)
	Series 2021-1A Class A
595,853	2.95%, 11/16/2041	533,884
	Series 2021-2A Class A
819,968	2.80%, 01/15/2047	704,295
850,000	Affirm Asset Securitization Trust(b) Series 2023-B Class A 6.82%, 09/15/2028	862,687
1,325,000	Aimco Ltd(b)(d) Series 2020-12A Class AR 6.57%, 01/17/2032 3-mo. SOFR + 1.17%	1,321,409
	American Credit Acceptance Receivables Trust(b)
	Series 2020-4 Class D
85,000	1.77%, 12/14/2026	84,227
	Series 2021-1 Class D
2,000,000	1.14%, 03/15/2027	1,964,955
	Series 2021-2 Class D
1,750,000	1.34%, 07/13/2027	1,704,175
	Series 2021-3 Class D
3,730,000	1.34%, 11/15/2027	3,607,247
	Series 2021-4 Class D
3,440,000	1.82%, 02/14/2028	3,320,088
	Series 2022-1 Class D
400,000	2.46%, 03/13/2028	384,779
	Series 2022-4 Class C
245,000	7.86%, 02/15/2029	248,043
	Series 2023-3 Class C
1,170,000	6.44%, 10/12/2029	1,180,316
	Series 2023-4 Class D
900,000	7.65%, 09/12/2030	923,959
	AmeriCredit Automobile Receivables Trust
	Series 2019-2 Class D
8,302	2.99%, 06/18/2025	8,290
	Series 2019-3 Class D
5,000	2.58%, 09/18/2025	4,955
	Series 2020-1 Class D
20,000	1.80%, 12/18/2025	19,563
	Series 2020-2 Class D
350,000	2.13%, 03/18/2026	337,680
	Series 2020-3 Class D
120,000	1.49%, 09/18/2026	113,464
	Series 2023-2 Class C
1,500,000	6.00%, 07/18/2029	1,515,063
3,400,000	Apidos XXXVII(b)(d) Series 2021-37A Class B 7.27%, 10/22/2034 3-mo. SOFR + 1.86%	3,380,970
1,635,000	Applebee's Funding LLC / IHOP Funding LLC(b) Series 2023-1A Class A2 7.82%, 03/05/2053	1,676,284
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Aqua Finance Trust(b)
	Series 2019-A Class C
$ 329,818	4.01%, 07/16/2040	$ 303,827
	Series 2021-A Class B
210,000	2.40%, 07/17/2046	172,917
3,850,000	Ares LXII Ltd(b)(d) Series 2021-62A Class B 7.29%, 01/25/2034 3-mo. SOFR + 1.91%	3,818,145
	Avis Budget Rental Car Funding AESOP LLC(b)
	Series 2020-1A Class C
1,795,000	3.02%, 08/20/2026	1,694,961
	Series 2020-2A Class A
925,000	2.02%, 02/20/2027	862,878
	Series 2020-2A Class C
110,000	4.25%, 02/20/2027	104,536
	Series 2021-1A Class C
105,000	2.13%, 08/20/2027	93,872
	Series 2021-2A Class C
450,000	2.35%, 02/20/2028	398,634
	Series 2023-8A Class C
275,000	7.34%, 02/20/2030	280,516
	BHG Securitization Trust(b)
	Series 2022-A Class B
1,585,000	2.70%, 02/20/2035	1,465,354
	Series 2023-B Class B
780,000	7.45%, 12/17/2036	802,155
2,900,000	BlueMountain XXXIII Ltd(b)(d) Series 2021-33A Class B 7.33%, 11/20/2034 3-mo. SOFR + 1.96%	2,887,916
2,035,000	Bridgecrest Lending Auto Securitization Trust Series 2023-1 Class D 7.84%, 08/15/2029	2,113,151
58,103	Business Jet Securities LLC(b) Series 2021-1A Class B 2.92%, 04/15/2036	53,096
437,869	CAL Funding IV Ltd(b) Series 2020-1A Class A 2.22%, 09/25/2045	394,285
	Carlyle Global Market Strategies Ltd(b)(d)
	Series 2016-4A Class A2R
1,055,000	7.13%, 10/20/2027 3-mo. SOFR + 1.71%	1,054,207
	Series 2021-3SA Class A2
2,000,000	7.16%, 04/15/2034 3-mo. SOFR + 1.76%	1,974,354
	CarMax Auto Owner Trust
	Series 2020-2 Class C
15,000	4.23%, 11/17/2025	14,897
	Series 2020-3 Class D
5,000	2.53%, 01/15/2027	4,891
	Series 2020-4 Class D
1,830,000	1.75%, 04/15/2027	1,758,154
	Series 2021-1 Class D
500,000	1.28%, 07/15/2027	470,929

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2022-1 Class D
$ 300,000	2.47%, 07/17/2028	$ 278,257
	Series 2023-4 Class D
300,000	7.16%, 04/15/2030	308,518
	Carvana Auto Receivables Trust
	Series 2021-N3 Class C
123,286	1.02%, 06/12/2028	114,901
	Series 2021-N4 Class C
72,282	1.72%, 09/11/2028	68,136
	Series 2021-N4 Class D
618,750	2.30%, 09/11/2028	593,610
	Series 2021-P3 Class C
765,000	1.93%, 10/12/2027	672,203
	Series 2021-P4 Class C
325,000	2.33%, 02/10/2028	288,171
	Series 2023-N1 Class D
2,430,000	6.69%, 07/10/2029(b)	2,432,185
	Series 2023-N4 Class D
200,000	7.22%, 02/11/2030(b)	203,708
641,918	Castlelake Aircraft Securitization Trust(b) Series 2018-1 Class B 5.30%, 06/15/2043	481,318
287,379	Castlelake Aircraft Structured Trust(b) Series 2019-1A Class A 3.97%, 04/15/2039	250,397
1,438,129	CCG Receivables Trust(b) Series 2023-1 Class A2 5.82%, 09/16/2030	1,447,083
466,683	CIM Trust(b)(c) Series 2021-NR2 Class A1 2.57%, 07/25/2059	459,645
462,446	CLI Funding VIII LLC(b) Series 2021-1A Class A 1.64%, 02/18/2046	407,842
	College Ave Student Loans LLC(b)
	Series 2021-A Class C
383,374	2.92%, 07/25/2051	346,861
	Series 2023-B Class C
340,000	7.58%, 06/25/2054	347,926
32,523	Commonbond Student Loan Trust(b) Series 2020-1 Class A 1.69%, 10/25/2051	28,949
	CoreVest American Finance Trust(b)
	Series 2020-2 Class C
590,000	4.59%, 05/15/2052(e)	551,577
	Series 2021-1 Class C
155,000	2.80%, 04/15/2053	124,370
	Series 2021-2 Class C
320,000	2.48%, 07/15/2054	255,968
	Series 2021-3 Class D
220,000	3.47%, 10/15/2054	182,148
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Credit Acceptance Auto Loan Trust(b)
	Series 2020-3A Class C
$ 250,000	2.28%, 02/15/2030	$ 248,061
	Series 2021-2A Class C
400,000	1.64%, 06/17/2030	389,405
	Series 2021-3A Class C
250,000	1.63%, 09/16/2030	237,901
	Series 2021-4 Class C
2,453,000	1.94%, 02/18/2031	2,301,217
	Domino's Pizza Master Issuer LLC(b)
	Series 2017-1A Class A23
186,615	4.12%, 07/25/2047	177,988
	Series 2018-1A Class A2II
380,000	4.33%, 07/25/2048	365,993
	Drive Auto Receivables Trust
	Series 2020-1 Class D
734,365	2.70%, 05/17/2027	728,566
	Series 2020-2 Class D
778,401	3.05%, 05/15/2028	769,190
	Series 2021-1 Class D
500,000	1.45%, 01/16/2029	479,617
	Series 2021-2 Class D
1,800,000	1.39%, 03/15/2029	1,708,305
	DT Auto Owner Trust(b)
	Series 2019-4A Class D
1,864	2.85%, 07/15/2025	1,857
	Series 2021-1A Class D
3,170,000	1.16%, 11/16/2026	3,031,576
	Series 2021-2A Class D
2,750,000	1.50%, 02/16/2027	2,621,488
	Series 2021-3A Class D
2,765,000	1.31%, 05/17/2027	2,571,021
	Series 2021-4A Class D
790,000	1.99%, 09/15/2027	732,528
	Series 2022-1A Class C
2,800,000	2.96%, 11/15/2027	2,738,644
	Series 2022-1A Class D
1,470,000	3.40%, 12/15/2027	1,403,820
	Series 2023-3A Class B
1,990,000	6.07%, 03/15/2028	2,004,870
	Series 2023-3A Class D
845,000	7.12%, 05/15/2029	858,700
132,827	EDvestinU Private Education Loan Issue No 3 LLC(b) Series 2021-A Class A 1.80%, 11/25/2045	117,386
51,185	Elara HGV Timeshare Issuer LLC(b) Series 2021-A Class C 2.09%, 08/27/2035	46,702
72,268	ELFI Graduate Loan Program LLC(b)(e) Series 2021-A Class B 2.09%, 12/26/2046	59,885
	Exeter Automobile Receivables Trust
	Series 2019-4A Class D
5,374	2.58%, 09/15/2025(b)	5,320

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-1A Class D
$ 2,460,000	1.08%, 11/16/2026	$ 2,379,788
	Series 2021-3A Class D
3,705,000	1.55%, 06/15/2027	3,454,648
	Series 2022-2A Class D
200,000	4.56%, 07/17/2028	193,968
	Series 2022-6A Class C
330,000	6.32%, 05/15/2028	331,575
	Series 2023-2A Class D
680,000	6.32%, 08/15/2029	681,181
	Series 2023-3A Class D
340,000	6.68%, 04/16/2029	343,205
	Series 2023-5A Class D
1,320,000	7.13%, 02/15/2030	1,356,071
	First Investors Auto Owner Trust(b)
	Series 2021-1A Class D
415,000	1.62%, 03/15/2027	396,663
	Series 2022-1A Class D
400,000	3.79%, 06/15/2028	380,164
	Series 2022-2A Class D
420,000	8.71%, 10/16/2028	442,305
	FirstKey Homes Trust(b)
	Series 2020-SFR2 Class F1
1,015,000	3.02%, 10/19/2037	943,069
	Series 2021-SFR1 Class E1
535,000	2.39%, 08/17/2038	477,520
	Series 2021-SFR2 Class E1
360,000	2.26%, 09/17/2038	317,232
	Series 2021-SFR2 Class E2
225,000	2.36%, 09/17/2038	197,808
	Series 2022-SFR2 Class D
635,000	4.50%, 07/17/2039	587,652
	Flagship Credit Auto Trust(b)
	Series 2019-3 Class D
57,647	2.86%, 12/15/2025	56,993
	Series 2019-4 Class D
9,445	3.12%, 01/15/2026	9,304
	Series 2020-1 Class D
15,000	2.48%, 03/16/2026	14,640
	Series 2020-4 Class D
190,000	2.18%, 02/16/2027	179,475
	Series 2021-1 Class D
255,000	1.27%, 03/15/2027	237,115
	Series 2021-2 Class D
310,000	1.59%, 06/15/2027	282,141
	Series 2021-3 Class D
475,000	1.65%, 09/15/2027	425,303
500,000	Focus Brands Funding(b) Series 2023-2 Class A2 8.24%, 10/30/2053	528,090
450,000	Ford Credit Auto Lease Trust Series 2023-B Class D 6.97%, 06/15/2028	456,505
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 255,000	Foundation Finance Trust(b) Series 2023-2A Class B 6.97%, 06/15/2049	$ 260,705
	Foursight Capital Automobile Receivables Trust(b)
	Series 2021-1 Class D
530,000	1.32%, 03/15/2027	516,384
	Series 2021-2 Class D
360,000	1.92%, 09/15/2027	340,135
	Freedom Financial Trust(b)
	Series 2021-2 Class C
32,773	1.94%, 06/19/2028	32,452
	Series 2021-3FP Class D
495,000	2.37%, 11/20/2028	475,418
	Series 2022-1FP Class D
410,000	3.35%, 03/19/2029	391,099
3,315,000	Frontier Issuer LLC(b) Series 2023-1 Class A2 6.60%, 08/20/2053	3,297,815
577,666	GITSIT Mortgage Loan Trust(b)(c) Series 2023-NPL1 Class A1 8.35%, 05/25/2053	580,152
	GLS Auto Receivables Issuer Trust(b)
	Series 2020-1A Class C
1,843	2.72%, 11/17/2025	1,835
	Series 2021-1A Class D
1,285,000	1.68%, 01/15/2027	1,248,279
	Series 2021-2A Class D
545,000	1.42%, 04/15/2027	515,542
	Series 2021-3A Class D
785,000	1.48%, 07/15/2027	732,323
	Series 2021-4A Class D
1,790,000	2.48%, 10/15/2027	1,674,307
	Series 2023-2A Class D
520,000	6.31%, 03/15/2029	522,848
	Series 2023-4A Class D
595,000	7.18%, 08/15/2029	610,334
1,241	GM Financial Consumer Automobile Receivables Trust Series 2020-4 Class A3 0.38%, 08/18/2025	1,230
292,500	Hardee's Funding LLC(b) Series 2021-1A Class A2 2.87%, 06/20/2051	241,569
	Hertz Vehicle Financing III LLC(b)
	Series 2022-1A Class D
1,704,000	4.85%, 06/25/2026	1,614,638
	Series 2022-3A Class D
641,500	6.31%, 03/25/2025	638,633
	Series 2023-1A Class D2
420,000	9.13%, 06/25/2027	422,032
	Series 2023-2A Class D
775,000	9.40%, 09/25/2029	787,590

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Hertz Vehicle Financing LLC(b)
	Series 2022-2A Class D
$ 1,355,000	5.16%, 06/26/2028	$ 1,215,597
	Series 2022-4A Class D
900,000	6.56%, 09/25/2026	866,978
	Home Partners of America Trust(b)
	Series 2021-1 Class E
85,157	2.58%, 09/17/2041	67,233
	Series 2021-2 Class E1
1,270,156	2.85%, 12/17/2026	1,123,960
	Series 2021-2 Class E2
611,022	2.95%, 12/17/2026	540,090
	HPEFS Equipment Trust(b)
	Series 2022-1A Class D
420,000	2.40%, 11/20/2029	400,505
	Series 2023-2A Class D
255,000	6.97%, 07/21/2031	261,431
6,800,000	HPS Loan Management Ltd(b)(d) Series 15A-19 Class A1R 6.72%, 01/22/2035 3-mo. SOFR + 1.32%	6,794,240
486,250	Jack in the Box Funding LLC(b) Series 2019-1A Class A2II 4.48%, 08/25/2049	461,948
1,413,564	JOL Air Ltd(b) Series 2019-1 Class A 3.97%, 04/15/2044	1,286,135
	JPMorgan Chase Bank NA(b)
	Series 2021-1 Class D
28,726	1.17%, 09/25/2028	28,218
	Series 2021-3 Class D
69,285	1.01%, 02/26/2029	66,800
2,250,000	KKR Ltd(b)(d) Series 31A Class B 7.18%, 04/20/2034 3-mo. SOFR + 1.76%	2,221,447
	LAD Auto Receivables Trust(b)
	Series 2023-4A Class C
260,000	6.76%, 03/15/2029	264,251
	Series 2023-4A Class D
145,000	7.37%, 04/15/2031	147,565
272,561	Laurel Road Prime Student Loan Trust(b) Series 2020-A Class A2FX 1.40%, 11/25/2050	248,192
899,383	Lunar Structured Aircraft Portfolio Notes(b) Series 2021-1 Class A 2.64%, 10/15/2046	775,601
967,924	MAPS Ltd(b) Series 2021-1A Class A 2.52%, 06/15/2046	850,479
2,250,000	Marathon Ltd(b)(d) Series 2021-16A Class A2 7.36%, 04/15/2034 3-mo. SOFR + 1.96%	2,193,653
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Marlette Funding Trust(b)
	Series 2021-2A Class C
$ 120,000	1.50%, 09/15/2031	$ 117,556
	Series 2021-3A Class C
310,000	1.81%, 12/15/2031	295,093
	Merchants Fleet Funding LLC(b)
	Series 2023-1A Class A
1,940,000	7.21%, 05/20/2036	1,956,617
	Series 2023-1A Class D
525,000	8.20%, 05/20/2036	529,634
36,282	Merlin Aviation Holdings Designated Activity Co(b)(c) Series 2016-1 Class A 4.50%, 12/15/2032	31,405
840,000	Mission Lane Credit Card Master Trust(b) Series 2023-B Class A 7.69%, 11/15/2028	848,746
	MVW Owner Trust(b)
	Series 2019-1A Class C
17,639	3.33%, 11/20/2036	16,855
	Series 2021-1WA Class C
427,924	1.94%, 01/22/2041	391,882
	Series 2021-2A Class C
810,126	2.23%, 05/20/2039	736,911
	Navient Private Education Refi Loan Trust(b)
	Series 2020-HA Class A
41,455	1.31%, 01/15/2069	37,943
	Series 2021-A Class A
289,234	0.84%, 05/15/2069	254,790
	Series 2021-A Class B
720,000	2.24%, 05/15/2069	547,071
	Series 2021-EA Class B
235,000	2.03%, 12/16/2069	159,116
	Series 2021-FA Class B
505,000	2.12%, 02/18/2070	329,697
560,000	Navient Student Loan Trust(b) Series 2023-BA Class B 7.23%, 03/15/2072	587,000
1,405,104	Navigator Aircraft Ltd(b)(c) Series 2021-1 Class A 2.77%, 11/15/2046	1,223,733
	Nelnet Student Loan Trust(b)
	Series 2021-DA Class C
195,000	3.50%, 04/20/2062	151,667
	Series 2021-DA Class D
100,000	4.38%, 04/20/2062	77,867
2,100,000	Octagon Investment Partners Ltd(b)(d) Series 2019-4A Class A1R 6.78%, 05/12/2031 3-mo. SOFR + 1.41%	2,096,073
2,250,000	OneMain Direct Auto Receivables Trust(b) Series 2021-1A Class D 1.62%, 11/14/2030	2,012,760

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	OneMain Financial Issuance Trust(b)
	Series 2018-2A Class A
$ 101,894	3.57%, 03/14/2033	$ 100,990
	Series 2018-2A Class B
200,000	3.89%, 03/14/2033	195,908
	Series 2021-1A Class D
350,000	2.47%, 06/16/2036	294,411
	Series 2022-S1 Class D
770,000	5.20%, 05/14/2035	728,843
	Planet Fitness Master Issuer LLC(b)
	Series 2018-1A Class A2II
568,500	4.67%, 09/05/2048	554,662
	Series 2019-1A Class A2
96,000	3.86%, 12/05/2049	84,588
	Series 2022-1A Class A2I
49,125	3.25%, 12/05/2051	45,513
	Prestige Auto Receivables Trust(b)
	Series 2020-1A Class E
330,000	3.67%, 02/15/2028	323,336
	Series 2022-1A Class D
1,235,000	8.08%, 08/15/2028	1,263,945
	Series 2023-2A Class D
200,000	7.71%, 08/15/2029	203,470
	Preston Ridge Partners Mortgage LLC(b)
	Series 2021-1 Class A1
444,112	2.12%, 01/25/2026(e)	442,565
	Series 2021-10 Class A1
589,816	2.49%, 10/25/2026(c)	567,772
	Series 2021-2 Class A1
176,317	2.12%, 03/25/2026(e)	174,354
	Series 2021-3 Class A1
491,501	1.87%, 04/25/2026(c)	479,147
	Series 2021-4 Class A1
125,630	1.87%, 04/25/2026(c)	122,707
	Series 2021-5 Class A1
591,770	1.79%, 06/25/2026(c)	576,413
	Series 2021-8 Class A1
513,526	1.74%, 09/25/2026(e)	494,565
	Series 2021-9 Class A1
632,786	2.36%, 10/25/2026(c)	613,121
	Series 2022-5 Class A1
1,887,495	6.90%, 09/27/2027(c)	1,889,859
	Progress Residential Trust(b)
	Series 2021-SFR2 Class E1
465,000	2.55%, 04/19/2038	418,924
	Series 2021-SFR3 Class E1
165,000	2.54%, 05/17/2026	148,512
	Series 2021-SFR3 Class E2
140,000	2.69%, 05/17/2026	125,478
	Series 2021-SFR4 Class E1
100,000	2.41%, 05/17/2038	90,113
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-SFR4 Class E2
$ 100,000	2.56%, 05/17/2038	$ 89,932
	Series 2021-SFR5 Class E1
230,000	2.21%, 07/17/2038	203,497
	Series 2021-SFR5 Class E2
100,000	2.36%, 07/17/2038	88,487
	Series 2021-SFR6 Class E1
300,000	2.43%, 07/17/2038	266,591
	Series 2021-SFR6 Class E2
155,000	2.53%, 07/17/2038	137,600
	Series 2021-SFR7 Class E1
365,000	2.59%, 08/17/2040	305,767
	Series 2021-SFR7 Class E2
100,000	2.64%, 08/17/2040	82,051
	Series 2021-SFR9 Class E1
165,000	2.81%, 11/17/2040	136,518
	Series 2021-SFR9 Class E2
115,000	3.01%, 11/17/2040	95,085
	Series 2023-SFR2 Class B
130,000	4.50%, 10/17/2028	123,560
616,666	Redwood Funding Trust(b)(c) Series 2023-1 Class A 7.50%, 07/25/2059	605,689
100,000	Republic Finance Issuance Trust(b) Series 2021-A Class C 3.53%, 12/22/2031	89,695
101,268	Santander Bank NA(b) Series 2021-1A Class B 1.83%, 12/15/2031	98,658
	Santander Drive Auto Receivables Trust
	Series 2020-1 Class C
8,016	4.11%, 12/15/2025	8,008
	Series 2020-3 Class D
2,881	1.64%, 11/16/2026	2,831
	Series 2020-4 Class D
28,907	1.48%, 01/15/2027	28,270
	Series 2021-1 Class D
1,713,100	1.13%, 11/16/2026	1,669,464
	Series 2021-2 Class D
1,100,000	1.35%, 07/15/2027	1,059,390
	Series 2021-3 Class D
90,000	1.33%, 09/15/2027	85,981
	Series 2021-4 Class D
2,325,000	1.67%, 10/15/2027	2,198,197
	Series 2022-5 Class C
1,100,000	4.74%, 10/16/2028	1,083,280
	Series 2023-3 Class B
1,550,000	5.61%, 07/17/2028	1,557,229

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2023-4 Class B
$ 1,400,000	5.77%, 12/15/2028	$ 1,419,138
	Series 2023-4 Class C
800,000	6.04%, 12/15/2031	813,243
	SCF Equipment Leasing LLC(b)
	Series 2021-1A Class D
100,000	1.93%, 09/20/2030	92,378
	Series 2022-1A Class D
355,000	3.79%, 11/20/2031	323,909
	Series 2022-2A Class C
620,000	6.50%, 08/20/2032	616,097
244,025	Shenton Aircraft Investment I Ltd(b) Series 2015-1A Class A 4.75%, 10/15/2042	209,923
	Sierra Timeshare Receivables Funding LLC(b)
	Series 2019-2A Class C
63,388	3.12%, 05/20/2036	62,070
	Series 2019-3A Class C
41,784	3.00%, 08/20/2036	39,976
	Series 2021-1A Class C
33,090	1.79%, 11/20/2037	31,162
	Series 2023-2A Class C
181,992	7.30%, 04/20/2040	186,085
	Series 2023-3A Class C
583,064	7.12%, 09/20/2040	591,766
990,000	Signal Peak Ltd(b)(d) Series 2014-1A Class AR3 6.82%, 04/17/2034 3-mo. SOFR + 1.42%	989,967
	SMB Private Education Loan Trust(b)
	Series 2020-A Class A2A
514,524	2.23%, 09/15/2037	477,687
	Series 2021-A Class A2A2
406,568	6.21%, 01/15/2053(d) 1-mo. SOFR + 0.84%	398,943
	Series 2021-B Class B
345,000	2.65%, 07/17/2051	284,281
	Series 2021-D Class B
330,000	2.31%, 03/17/2053	264,224
	Series 2021-E Class B
700,000	2.49%, 02/15/2051	565,182
130,000	SoFi Consumer Loan Program Trust(b) Series 2021-1 Class D 2.04%, 09/25/2030	121,113
1,236,766	Sunnova Helios X Issuer LLC(b) Series 2022-C Class C 6.00%, 11/22/2049	1,071,110
302,623	Sunnova Helios XII Issuer LLC(b) Series 2023-B Class B 5.60%, 08/22/2050	285,092
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 317,067	Textainer Marine Containers VII Ltd(b) Series 2021-1A Class A 1.68%, 02/20/2046	$ 277,902
338,525	TIF Funding II LLC(b) Series 2021-1A Class A 1.65%, 02/20/2046	290,622
	Tricon American Homes Trust(b)
	Series 2019-SFR1 Class D
15,000	3.20%, 03/17/2038	14,231
	Series 2020-SFR2 Class E1
100,000	2.73%, 11/17/2039	87,414
	Tricon Residential Trust(b)
	Series 2021-SFR1 Class E1
200,000	2.79%, 07/17/2038	180,909
	Series 2021-SFR1 Class E2
535,000	2.89%, 07/17/2038	482,857
	VCAT LLC(b)(c)
	Series 2021-NPL1 Class A1
110,876	5.29%, 12/26/2050	110,379
	Series 2021-NPL5 Class A1
760,265	1.87%, 08/25/2051	746,081
	Series 2021-NPL6 Class A1
1,048,643	1.92%, 09/25/2051	1,025,004
2,250,000	Venture Ltd(b)(d) Series 2021-42A Class B 7.21%, 04/15/2034 3-mo. SOFR + 1.81%	2,205,063
860,000	VERDE Ltd(b)(d) Series 2019-1A Class AR 6.76%, 04/15/2032 3-mo. SOFR + 1.36%	859,155
109,142	VOLT XCII LLC(b)(c) Series 2021-NPL1 Class A1 1.89%, 02/27/2051	105,576
328,754	VOLT XCIII LLC(b)(c) Series 2021-NPL2 Class A1 1.89%, 02/27/2051	317,869
285,132	VOLT XCIV LLC(b)(c) Series 2021-NPL3 Class A1 2.24%, 02/27/2051	277,862
198,737	VOLT XCVI LLC(b)(c) Series 2021-NPL5 Class A1 2.12%, 03/27/2051	193,214
537,193	VOLT XCVII LLC(b)(c) Series 2021-NPL6 Class A1 2.24%, 04/25/2051	518,076
634,709	WAVE Trust(b) Series 2017-1A Class A 3.84%, 11/15/2042	526,822

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 79,897	Wendy's Funding LLC(b) Series 2018-1A Class A2II 3.88%, 03/15/2048	$ 74,217
	Westlake Automobile Receivables Trust(b)
	Series 2021-3A Class D
600,000	2.12%, 01/15/2027	570,909
	Series 2022-1A Class D
1,700,000	3.49%, 03/15/2027	1,639,037
	Series 2023-1A Class D
400,000	6.79%, 11/15/2028	404,652
	Series 2023-3A Class B
920,000	5.92%, 09/15/2028	924,397
	Series 2023-3A Class C
550,000	6.02%, 09/15/2028	551,822
	Series 2023-4A Class D
1,335,000	7.19%, 07/16/2029	1,356,944
817,257	Willis Engine Structured Trust VI(b) Series 2021-A Class A 3.10%, 05/15/2046	675,833
2,178,371	Willis Engine Structured Trust VII(b) Series 2023-A Class A 8.00%, 10/15/2048	2,166,608
1,000,000	World Omni Select Auto Trust Series 2021-A Class D 1.44%, 11/15/2027	926,021
TOTAL ASSET-BACKED SECURITIES — 10.83% (Cost $192,867,647)		$ 186,647,356
BANK LOANS
1,335,000	1011778 BC Unlimited Liability Co(d) 7.57%, 09/12/2030 1-mo. SOFR + 2.25%	1,334,523
	Carnival Corp(d)
525,122	8.36%,08/09/2027 1-mo. SOFR + 3.00%	525,559
1,695,286	8.72%,10/18/2028 1-mo. SOFR + 3.37%	1,697,406
777,000	GTCR W Merger Sub LLC(d) 8.34%, 09/20/2030 1-mo. SOFR + 3.00%	778,562
670,000	Hub International Ltd(d) 9.66%, 06/20/2030 3-mo. SOFR + 4.33%	672,652
1,477,168	Star Parent Inc(d) 9.35%, 09/28/2030 3-mo. SOFR + 4.02%	1,463,505
875,000	Summit Materials LLC(d) 7.83%, 11/30/2028 1-mo. SOFR + 2.50%	876,094
195,000	TransDigm Inc(d) 8.60%, 02/14/2031 1-mo. SOFR + 3.25%	195,758
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 1,052,273	Uber Technologies Inc(d) 8.13%, 03/03/2030 3-mo. SOFR + 2.80%	$ 1,054,318
TOTAL BANK LOANS — 0.50% (Cost $8,552,085)		$ 8,598,377
CORPORATE BONDS AND NOTES
Basic Materials — 2.71%
	Anglo American Capital PLC(b)
2,415,000	2.63%, 09/10/2030	2,054,391
425,000	2.88%, 03/17/2031	361,437
2,120,000	5.50%, 05/02/2033	2,141,636
2,920,000	ArcelorMittal SA(f) 6.80%, 11/29/2032	3,157,711
855,000	Ashland Inc(b) 3.38%, 09/01/2031	736,940
780,000	ATI Inc 5.88%, 12/01/2027	768,650
	Braskem Netherlands Finance BV(b)
410,000	4.50%, 01/31/2030	318,227
1,835,000	8.50%, 01/12/2031	1,706,550
415,000	5.88%, 01/31/2050	287,563
	Celanese US Holdings LLC
110,000	6.33%, 07/15/2029	115,310
700,000	6.55%, 11/15/2030	739,989
490,000	6.38%, 07/15/2032	517,972
2,780,000	6.70%, 11/15/2033(f)	3,015,183
	First Quantum Minerals Ltd(b)
3,210,000	7.50%, 04/01/2025	3,060,719
795,000	6.88%, 03/01/2026	711,633
1,790,000	6.88%, 10/15/2027	1,521,223
1,070,000	FMG Resources Pty Ltd(b) 4.38%, 04/01/2031	978,530
	Glencore Funding LLC(b)
10,000	3.88%, 10/27/2027	9,612
3,285,000	6.13%, 10/06/2028	3,441,401
35,000	4.88%, 03/12/2029	34,965
3,985,000	2.50%, 09/01/2030(f)	3,418,963
3,150,000	6.38%, 10/06/2030	3,381,851
2,010,000	2.85%, 04/27/2031	1,733,224
300,000	2.63%, 09/23/2031	254,554
2,845,000	5.70%, 05/08/2033	2,951,741
6,855,000	6.50%, 10/06/2033(f)	7,473,446
635,000	Novelis Corp 4.75%, 01/30/2030	597,185
1,280,000	Suzano Austria GmbH 3.75%, 01/15/2031	1,122,611
130,000	Volcan Cia Minera SAA(b) 4.38%, 02/11/2026	80,771
		46,693,988
Communications — 4.85%
515,000	Block Communications Inc(b) 4.88%, 03/01/2028	450,625

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Communications — (continued)
	CCO Holdings LLC / CCO Holdings Capital Corp
$ 3,000	5.50%, 05/01/2026(b)	$ 2,980
505,000	4.50%, 08/15/2030(b)	455,250
1,605,000	4.25%, 02/01/2031(b)	1,402,658
140,000	4.75%, 02/01/2032(b)	123,474
290,000	4.50%, 05/01/2032	248,375
2,890,000	4.25%, 01/15/2034(b)	2,348,492
	Charter Communications Operating LLC / Charter Communications Operating Capital
785,000	2.80%, 04/01/2031	662,118
150,000	2.30%, 02/01/2032	119,368
190,000	4.40%, 04/01/2033(f)	175,348
10,000	5.13%, 07/01/2049	8,121
4,130,000	4.80%, 03/01/2050	3,196,918
1,315,000	4.40%, 12/01/2061	908,694
2,235,000	3.95%, 06/30/2062	1,406,066
2,580,000	CommScope Inc(b) 4.75%, 09/01/2029	1,732,226
1,445,000	CommScope Technologies LLC(b) 5.00%, 03/15/2027	601,481
	CSC Holdings LLC(b)
200,000	5.75%, 01/15/2030	124,500
600,000	4.13%, 12/01/2030	456,450
10,375,000	4.63%, 12/01/2030	6,246,999
2,660,000	3.38%, 02/15/2031	1,940,665
400,000	4.50%, 11/15/2031	302,430
	DISH DBS Corp
5,765,000	5.25%, 12/01/2026(b)	4,939,164
5,875,000	5.75%, 12/01/2028(b)	4,685,900
4,090,000	5.13%, 06/01/2029	2,107,945
5,675,000	Expedia Group Inc 3.25%, 02/15/2030	5,202,312
1,680,000	Go Daddy Operating Co LLC / GD Finance Co Inc(b) 3.50%, 03/01/2029	1,521,571
	iHeartCommunications Inc(b)
1,580,000	5.25%, 08/15/2027	1,255,428
650,000	4.75%, 01/15/2028	500,048
	Lamar Media Corp
170,000	3.75%, 02/15/2028	159,464
650,000	4.00%, 02/15/2030	595,717
	Netflix Inc
1,030,000	6.38%, 05/15/2029	1,119,875
2,490,000	5.38%, 11/15/2029(b)	2,572,466
3,510,000	4.88%, 06/15/2030(b)	3,554,054
240,000	Outfront Media Capital LLC / Outfront Media Capital Corp(b)(f) 7.38%, 02/15/2031	252,034
485,000	Sirius XM Radio Inc(b) 5.00%, 08/01/2027	468,507
1,265,000	SoftBank Group Corp 4.63%, 07/06/2028	1,156,926
1,630,000	Sprint Capital Corp 8.75%, 03/15/2032	2,011,849
Principal Amount(a)		Fair Value
Communications — (continued)
	Time Warner Cable LLC
$ 1,355,000	5.50%, 09/01/2041	$ 1,172,190
7,215,000	4.50%, 09/15/2042	5,661,869
	T-Mobile USA Inc
2,155,000	3.38%, 04/15/2029	2,002,217
2,245,000	3.88%, 04/15/2030	2,128,937
4,735,000	3.50%, 04/15/2031	4,328,688
810,000	2.70%, 03/15/2032	690,283
1,105,000	5.75%, 01/15/2034	1,172,009
	Uber Technologies Inc(b)
250,000	8.00%, 11/01/2026	254,638
445,000	7.50%, 09/15/2027	460,855
2,115,000	6.25%, 01/15/2028	2,120,304
7,665,000	4.50%, 08/15/2029	7,312,153
1,485,000	Virgin Media Finance PLC(b) 5.00%, 07/15/2030	1,309,268
		83,629,909
Consumer, Cyclical — 2.50%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(b)
5,000	5.75%, 04/15/2025	4,984
1,675,000	4.00%, 10/15/2030	1,502,306
880,000	Allison Transmission Inc(b)(f) 3.75%, 01/30/2031	777,524
	American Airlines Pass Through Trust
	Series 2016-1 Class B
4,288	5.25%, 01/15/2024	4,283
	Series 2017-2 Class B
2,219	3.70%, 10/15/2025	2,088
	Series 2016-3 Class B
14,091	3.75%, 10/15/2025	13,285
	Series 2019-1 Class B
16,666	3.85%, 02/15/2028	14,720
	Series 2016-3 Class A
127,840	3.25%, 10/15/2028	111,577
	Series 2017-2 Class A
3,512	3.60%, 10/15/2029	3,075
650,000	Asbury Automotive Group Inc(b)(f) 4.63%, 11/15/2029	601,641
40,000	AutoNation Inc 4.75%, 06/01/2030	38,634
3,079	British Airways Pass Through Trust(b) Series 2019-1 Class A 3.35%, 06/15/2029	2,782
	Carnival Corp(b)
1,260,000	5.75%, 03/01/2027	1,229,046
220,000	4.00%, 08/01/2028	204,542
1,050,000	6.00%, 05/01/2029(f)	1,010,316
335,000	7.00%, 08/15/2029	349,780
1,350,000	Daimler Truck Finance North America LLC(b) 5.50%, 09/20/2033	1,375,392
	General Motors Co
295,000	5.20%, 04/01/2045	265,488

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 1,290,000	5.40%, 04/01/2048	$ 1,178,596
1,500,000	5.95%, 04/01/2049(f)	1,467,647
	General Motors Financial Co Inc
60,000	5.70%, Perpetual(f)(g)	55,409
35,000	5.75%, Perpetual(g)	31,045
2,710,000	6.00%, 01/09/2028	2,801,935
220,000	3.10%, 01/12/2032	187,301
475,000	6.40%, 01/09/2033(f)	505,449
1,010,000	GENM Capital Labuan Ltd(b) 3.88%, 04/19/2031	861,646
	Hilton Domestic Operating Co Inc(b)
865,000	4.00%, 05/01/2031	792,275
110,000	3.63%, 02/15/2032	95,998
	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc(b)
500,000	5.00%, 06/01/2029	461,273
535,000	4.88%, 07/01/2031	473,583
1,273,847	JetBlue Pass Through Trust Series 2020-1 Class A 4.00%, 11/15/2032	1,166,114
	Light & Wonder International Inc(b)
1,870,000	7.00%, 05/15/2028	1,889,029
35,000	7.25%, 11/15/2029	35,837
475,000	7.50%, 09/01/2031	495,452
	Lithia Motors Inc(b)(f)
2,980,000	3.88%, 06/01/2029	2,691,100
265,000	4.38%, 01/15/2031	240,892
715,000	Marriott Ownership Resorts Inc(b)(f) 4.50%, 06/15/2029	630,065
	NCL Corp Ltd(b)
885,000	5.88%, 03/15/2026	864,785
930,000	5.88%, 02/15/2027	921,972
1,565,000	8.13%, 01/15/2029	1,634,771
515,000	NCL Finance Ltd(b) 6.13%, 03/15/2028	492,974
230,000	PulteGroup Inc 6.00%, 02/15/2035	241,513
	Royal Caribbean Cruises Ltd(b)
220,000	4.25%, 07/01/2026	212,492
3,330,000	5.50%, 04/01/2028	3,287,572
390,000	Tapestry Inc 3.05%, 03/15/2032	317,261
	Travel + Leisure Co
1,905,000	4.50%, 12/01/2029(b)	1,706,089
755,000	4.63%, 03/01/2030(b)	675,197
645,000	4.63%, 03/01/2030	576,824
	United Airlines Pass Through Trust
	Series 2020-1 Class B
124,640	4.88%, 01/15/2026	121,020
	Series 2023-1 Class A
2,275,000	5.80%, 01/15/2036	2,307,048
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 2,390,000	Warnermedia Holdings Inc 4.28%, 03/15/2032	$ 2,187,338
	Yum! Brands Inc
1,035,000	4.75%, 01/15/2030(b)	1,003,246
1,105,000	3.63%, 03/15/2031(f)	996,482
680,000	4.63%, 01/31/2032	635,868
	ZF North America Capital Inc(b)
570,000	6.88%, 04/14/2028	590,673
600,000	7.13%, 04/14/2030	639,476
		42,984,710
Consumer, Non-Cyclical — 3.34%
	Ashtead Capital Inc(b)
470,000	4.25%, 11/01/2029	438,866
290,000	5.50%, 08/11/2032	286,469
470,000	5.55%, 05/30/2033	465,042
3,580,000	5.95%, 10/15/2033	3,647,303
2,090,000	Bacardi Ltd / Bacardi-Martini BV(b) 5.40%, 06/15/2033	2,100,451
25,000	Bausch & Lomb Escrow Corp(b) 8.38%, 10/01/2028	26,374
2,460,000	Bausch Health Cos Inc(b) 4.88%, 06/01/2028	1,481,518
870,000	BioMarin Pharmaceutical Inc 0.60%, 08/01/2024	857,472
530,000	Block Inc(f) 3.50%, 06/01/2031	470,614
	Centene Corp
95,000	2.45%, 07/15/2028	84,607
1,790,000	4.63%, 12/15/2029	1,716,122
785,000	3.38%, 02/15/2030	704,326
730,000	3.00%, 10/15/2030	632,212
4,010,000	2.50%, 03/01/2031	3,340,976
1,030,000	2.63%, 08/01/2031(f)	854,614
	CVS Pass Through Trust(b)
	Series 2013
732,756	4.70%, 01/10/2036	680,405
	Series 2014
256,140	4.16%, 08/11/2036(f)	228,193
40,000	Encompass Health Corp 4.75%, 02/01/2030	37,669
1,180,000	ERAC USA Finance LLC(b) 4.90%, 05/01/2033	1,178,409
	Gartner Inc(b)
945,000	3.63%, 06/15/2029(f)	852,941
1,070,000	3.75%, 10/01/2030	945,849
	Global Payments Inc
945,000	2.90%, 05/15/2030	831,204
1,105,000	2.90%, 11/15/2031	945,205
1,085,000	5.40%, 08/15/2032	1,095,576
1,200,000	GTCR W-2 Merger Sub LLC(b) 7.50%, 01/15/2031	1,268,067
	HCA Inc
1,675,000	3.50%, 09/01/2030	1,518,431
3,415,000	5.50%, 06/01/2033(f)	3,468,625

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 2,230,000	Hologic Inc(b) 3.25%, 02/15/2029	$ 2,021,761
	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc
660,000	3.00%, 02/02/2029	580,532
2,075,000	3.75%, 12/01/2031	1,787,919
40,000	Lamb Weston Holdings Inc(b) 4.88%, 05/15/2028	39,120
	Molina Healthcare Inc(b)
1,065,000	4.38%, 06/15/2028	1,007,255
1,330,000	3.88%, 05/15/2032	1,162,106
215,000	Natura Cosmeticos SA(b) 4.13%, 05/03/2028	194,427
1,890,000	Pfizer Investment Enterprises Pte Ltd 4.75%, 05/19/2033	1,894,242
	Pilgrim's Pride Corp
630,000	4.25%, 04/15/2031	569,030
1,905,000	3.50%, 03/01/2032	1,610,525
265,000	6.88%, 05/15/2034	286,090
	Post Holdings Inc
2,000	5.75%, 03/01/2027(b)	1,984
14,000	5.75%, 03/01/2027	13,890
635,000	4.63%, 04/15/2030(b)	584,100
890,000	S&P Global Inc(b) 5.25%, 09/15/2033	931,133
1,020,000	Smithfield Foods Inc(b) 3.00%, 10/15/2030	837,341
125,000	Teva Pharmaceutical Finance Co LLC(f) 6.15%, 02/01/2036	119,624
	Teva Pharmaceutical Finance Netherlands II BV
1,235,000	EUR, 7.38%, 09/15/2029	1,489,092
1,045,000	EUR, 7.88%, 09/15/2031	1,305,154
	Teva Pharmaceutical Finance Netherlands III BV
5,285,000	3.15%, 10/01/2026	4,893,379
575,000	4.75%, 05/09/2027	550,562
275,000	5.13%, 05/09/2029	262,638
1,270,000	7.88%, 09/15/2029	1,368,757
915,000	8.13%, 09/15/2031	997,882
3,420,000	4.10%, 10/01/2046	2,314,820
560,000	TriNet Group Inc(b) 3.50%, 03/01/2029	500,973
		57,481,876
Energy — 3.23%
	Aker BP ASA(b)
3,075,000	4.00%, 01/15/2031	2,823,460
605,000	3.10%, 07/15/2031	517,451
	Cheniere Energy Partners LP
3,695,000	4.00%, 03/01/2031	3,359,282
320,000	3.25%, 01/31/2032	272,650
1,190,000	5.95%, 06/30/2033(b)	1,221,821
390,000	Civitas Resources Inc(b) 8.63%, 11/01/2030	413,682
Principal Amount(a)		Fair Value
Energy — (continued)
	Continental Resources Inc(b)
$ 7,130,000	5.75%, 01/15/2031	$ 7,097,624
2,590,000	2.88%, 04/01/2032	2,101,100
	DCP Midstream Operating LP
220,000	5.13%, 05/15/2029	219,873
2,000,000	3.25%, 02/15/2032	1,734,226
1,965,000	Enbridge Inc 5.70%, 03/08/2033	2,042,415
	Energian Israel Finance Ltd(b)
480,000	5.38%, 03/30/2028	421,320
625,000	5.88%, 03/30/2031	526,686
1,785,000	Energy Transfer LP 5.75%, 02/15/2033	1,840,297
185,000	EnLink Midstream LLC(b) 6.50%, 09/01/2030	188,880
445,000	EnLink Midstream Partners LP 5.45%, 06/01/2047	388,262
1,230,000	EQM Midstream Partners LP 5.50%, 07/15/2028	1,218,722
	EQT Corp
540,000	5.00%, 01/15/2029	534,936
1,675,000	7.00%, 02/01/2030	1,797,677
940,000	3.63%, 05/15/2031(b)	839,486
265,000	Hess Midstream Operations LP(b) 4.25%, 02/15/2030	243,800
	Leviathan Bond Ltd(b)
925,000	6.13%, 06/30/2025	894,937
420,000	6.50%, 06/30/2027	394,113
465,000	6.75%, 06/30/2030	423,221
350,000	Matador Resources Co(b) 6.88%, 04/15/2028	355,010
	Occidental Petroleum Corp
910,000	8.88%, 07/15/2030	1,064,886
675,000	6.63%, 09/01/2030	717,869
910,000	6.13%, 01/01/2031	944,750
595,000	7.50%, 05/01/2031	667,200
790,000	7.88%, 09/15/2031	898,672
	Ovintiv Inc
125,000	8.13%, 09/15/2030	140,622
30,000	7.20%, 11/01/2031	32,554
170,000	7.38%, 11/01/2031	187,270
1,515,000	6.50%, 08/15/2034	1,610,548
470,000	6.63%, 08/15/2037	486,597
45,000	6.50%, 02/01/2038	46,414
75,000	Petroleos Mexicanos 5.95%, 01/28/2031	59,888
	Plains All American Pipeline LP / PAA Finance Corp
1,830,000	3.55%, 12/15/2029	1,684,826
1,430,000	3.80%, 09/15/2030	1,315,876
115,000	4.30%, 01/31/2043	91,290
215,000	Southwestern Energy Co 4.75%, 02/01/2032	198,921
1,850,000	Targa Resources Corp 6.13%, 03/15/2033	1,947,750

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Energy — (continued)
	Targa Resources Partners LP / Targa Resources Partners Finance Corp
$ 270,000	5.50%, 03/01/2030	$ 269,951
270,000	4.88%, 02/01/2031	262,281
815,000	4.00%, 01/15/2032	744,201
1,595,000	Var Energi ASA(b) 8.00%, 11/15/2032	1,785,762
	Venture Global Calcasieu Pass LLC(b)
785,000	6.25%, 01/15/2030	780,752
3,200,000	4.13%, 08/15/2031	2,819,219
620,000	Viper Energy Inc(b) 7.38%, 11/01/2031	641,700
	Western Midstream Operating LP
1,210,000	6.35%, 01/15/2029	1,263,736
255,000	4.05%, 02/01/2030	238,461
1,625,000	6.15%, 04/01/2033	1,688,161
125,000	5.45%, 04/01/2044	113,163
850,000	5.30%, 03/01/2048	739,692
95,000	5.50%, 08/15/2048	84,722
335,000	5.25%, 02/01/2050	300,348
		55,699,013
Financial — 9.25%
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
1,900,000	3.88%, 01/23/2028	1,810,660
175,000	5.75%, 06/06/2028	179,102
1,920,000	3.00%, 10/29/2028	1,752,938
1,285,000	6.15%, 09/30/2030	1,353,219
2,835,000	3.30%, 01/30/2032	2,467,385
1,020,000	3.40%, 10/29/2033	875,846
980,000	Agile Group Holdings Ltd 6.05%, 10/13/2025	115,150
455,000	AIB Group PLC(b) 6.61%, 09/13/2029	479,321
	Air Lease Corp
825,000	4.65%, Perpetual(g)	740,682
10,000	3.38%, 07/01/2025	9,679
825,000	3.00%, 02/01/2030	731,914
3,140,000	3.13%, 12/01/2030	2,746,412
	Aircastle Ltd
345,000	5.25%, Perpetual(b)(g)	295,772
20,000	4.25%, 06/15/2026	19,322
1,905,000	6.50%, 07/18/2028(b)	1,942,559
	Ally Financial Inc
1,155,000	4.70%, Perpetual(f)(g)	866,321
2,415,000	4.70%, Perpetual(g)	1,638,475
155,000	4.63%, 03/30/2025(f)	152,935
615,000	2.20%, 11/02/2028	522,832
2,970,000	8.00%, 11/01/2031	3,253,635
185,000	American Homes 4 Rent LP REIT 2.38%, 07/15/2031	152,605
Principal Amount(a)		Fair Value
Financial — (continued)
$ 3,620,000	American Tower Corp REIT 5.90%, 11/15/2033	$ 3,832,583
	Antares Holdings LP(b)
260,000	3.95%, 07/15/2026	241,816
1,385,000	2.75%, 01/15/2027	1,226,985
2,160,000	3.75%, 07/15/2027	1,946,143
795,000	7.95%, 08/11/2028	822,431
	Ares Capital Corp
1,190,000	2.88%, 06/15/2028(f)	1,054,260
1,800,000	3.20%, 11/15/2031	1,505,369
	Athene Global Funding(b)
3,360,000	1.72%, 01/07/2025	3,218,819
980,000	1.61%, 06/29/2026	886,497
230,000	2.55%, 11/19/2030	189,458
2,915,000	Athene Holding Ltd 3.50%, 01/15/2031	2,566,639
	Aviation Capital Group LLC(b)
710,000	1.95%, 01/30/2026	658,057
885,000	6.25%, 04/15/2028	902,400
1,820,000	6.75%, 10/25/2028	1,899,954
1,815,000	6.38%, 07/15/2030	1,868,591
1,200,000	Banco Santander SA 2.75%, 12/03/2030	996,116
	Bank of America Corp
3,375,000	5.29%, 04/25/2034	3,382,767
4,395,000	5.87%, 09/15/2034	4,600,555
1,010,000	2.48%, 09/21/2036	799,989
1,780,000	3.85%, 03/08/2037	1,562,851
	Barclays PLC
1,240,000	4.38%, Perpetual(g)	963,983
1,265,000	2.28%, 11/24/2027	1,162,294
1,260,000	6.22%, 05/09/2034	1,306,842
1,410,000	7.12%, 06/27/2034	1,502,672
2,555,000	3.56%, 09/23/2035	2,190,443
950,000	Barings BDC Inc 3.30%, 11/23/2026	866,213
2,745,000	Blackstone Secured Lending Fund 2.13%, 02/15/2027	2,438,858
	Blue Owl Capital Corp
1,043,000	2.63%, 01/15/2027	939,808
3,630,000	2.88%, 06/11/2028(f)	3,186,395
1,345,000	Blue Owl Technology Finance Corp 2.50%, 01/15/2027	1,173,974
2,035,000	BNP Paribas SA(b) 2.59%, 01/20/2028	1,882,471
	Brixmor Operating Partnership LP REIT
60,000	2.25%, 04/01/2028	53,280
25,000	4.13%, 05/15/2029	23,791
1,795,000	4.05%, 07/01/2030	1,677,341
1,300,000	CaixaBank SA(b) 6.84%, 09/13/2034	1,372,690
	Central China Real Estate Ltd(h)
615,000	7.25%, 07/16/2024	25,486
200,000	7.25%, 08/13/2024	9,032
190,000	7.25%, 04/28/2025	8,423
205,000	7.50%, 07/14/2025	8,452

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Financial — (continued)
$ 400,000	CIFI Holdings Group Co Ltd(h) 6.00%, 07/16/2025	$ 25,000
155,000	CNO Financial Group Inc 5.25%, 05/30/2029	153,019
145,000	Corporate Office Properties LP REIT 2.75%, 04/15/2031	117,202
600,000	Country Garden Holdings Co Ltd(h) 3.30%, 01/12/2031	48,000
3,110,000	Credit Agricole SA 4.00%, 01/10/2033	2,878,392
945,000	Credit Suisse AG 3.70%, 02/21/2025	925,560
	Deutsche Bank AG
770,000	1.45%, 04/01/2025	760,713
745,000	3.55%, 09/18/2031	653,707
2,855,000	3.73%, 01/14/2032	2,392,948
200,000	3.74%, 01/07/2033	164,183
395,000	EPR Properties REIT 3.60%, 11/15/2031	327,600
20,000	Fidelity & Guaranty Life Holdings Inc(b) 5.50%, 05/01/2025	19,753
4,590,000	Fidelity National Financial Inc 3.40%, 06/15/2030	4,090,507
960,000	Global Atlantic Finance Co(b) 4.40%, 10/15/2029	883,334
620,000	GLP Capital LP / GLP Financing II Inc REIT 3.25%, 01/15/2032	523,436
2,080,000	HSBC Holdings PLC 6.16%, 03/09/2029	2,147,782
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
50,000	4.75%, 09/15/2024	49,695
75,000	6.38%, 12/15/2025	73,629
10,000	6.25%, 05/15/2026	9,541
1,495,000	5.25%, 05/15/2027	1,342,845
3,175,000	4.38%, 02/01/2029	2,651,316
665,000	ING Groep NV 6.11%, 09/11/2034	697,430
	Intesa Sanpaolo SpA(b)
215,000	4.20%, 06/01/2032	177,282
865,000	6.63%, 06/20/2033	886,397
1,490,000	7.20%, 11/28/2033	1,588,361
	Iron Mountain Inc REIT(b)
430,000	5.00%, 07/15/2028	413,139
1,345,000	5.25%, 07/15/2030	1,280,316
2,180,000	Jefferies Financial Group Inc 5.88%, 07/21/2028	2,235,379
	Kaisa Group Holdings Ltd(h)
2,215,000	9.38%, 06/30/2024	71,832
400,000	10.50%, 01/15/2025	11,500
2,310,000	11.25%, 04/16/2025	66,413
200,000	9.95%, 07/23/2025	5,750
200,000	11.70%, 11/11/2025	6,460
200,000	11.65%, 06/01/2026	5,750
	Logan Group Co Ltd(h)
605,000	4.25%, 07/12/2025	39,325
Principal Amount(a)		Fair Value
Financial — (continued)
$ 405,000	4.85%, 12/14/2026	$ 26,325
	Morgan Stanley
2,145,000	4.35%, 09/08/2026	2,105,027
1,125,000	5.42%, 07/21/2034	1,141,738
3,145,000	2.48%, 09/16/2036	2,492,688
2,070,000	5.95%, 01/19/2038	2,093,379
	Nationstar Mortgage Holdings Inc(b)
865,000	5.00%, 02/01/2026	845,934
1,360,000	5.75%, 11/15/2031	1,268,075
	NatWest Group PLC
1,280,000	1.64%, 06/14/2027	1,168,755
845,000	5.52%, 09/30/2028	849,483
	Navient Corp
2,210,000	5.00%, 03/15/2027	2,133,655
65,000	5.63%, 08/01/2033	53,323
245,000	Oaktree Specialty Lending Corp 2.70%, 01/15/2027	219,001
	OneMain Finance Corp
155,000	3.50%, 01/15/2027	143,444
175,000	3.88%, 09/15/2028	154,832
1,960,000	5.38%, 11/15/2029(f)	1,835,341
1,400,000	4.00%, 09/15/2030(f)	1,198,058
10,000	Regency Centers LP REIT 2.95%, 09/15/2029	8,967
	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc
5,945,000	2.88%, 10/15/2026(b)	5,484,262
220,000	3.63%, 03/01/2029(b)	199,119
220,000	3.63%, 03/01/2029	199,119
3,610,000	3.88%, 03/01/2031(b)	3,174,981
4,780,000	4.00%, 10/15/2033(b)	4,060,746
	Santander Holdings USA Inc
15,000	3.50%, 06/07/2024	14,840
1,255,000	3.24%, 10/05/2026	1,182,104
2,340,000	SBA Communications Corp REIT 3.13%, 02/01/2029	2,102,482
	Shimao Group Holdings Ltd(h)
200,000	6.13%, 02/21/2024	7,000
1,300,000	5.60%, 07/15/2026	41,600
200,000	5.20%, 01/16/2027	6,454
410,000	3.45%, 01/11/2031	15,375
600,000	Sino-Ocean Land Treasure IV Ltd(h) 4.75%, 01/14/2030	42,558
5,000	SiriusPoint Ltd(b) 4.60%, 11/01/2026	4,625
400,000	SITE Centers Corp REIT 4.70%, 06/01/2027	393,363
	Societe Generale SA(b)
670,000	4.75%, 11/24/2025	656,137
2,385,000	3.65%, 07/08/2035	2,008,394
15,000	Spirit Realty LP REIT 3.40%, 01/15/2030	13,657
3,375,000	Standard Chartered PLC(b) 3.27%, 02/18/2036	2,762,651

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Financial — (continued)
$ 1,755,000	Stewart Information Services Corp 3.60%, 11/15/2031	$ 1,367,013
	Sunac China Holdings Ltd(b)(i)
174,606	6.00%, 09/30/2025 PIK rate, 6.00%	20,953
174,606	6.25%, 09/30/2026 PIK rate, 6.25%	17,897
349,213	6.50%, 09/30/2027 PIK rate, 6.50%	30,556
523,820	6.75%, 09/30/2028 PIK rate, 6.75%	40,596
523,820	7.00%, 09/30/2029 PIK rate, 7.00%	37,977
246,070	7.25%, 09/30/2030 PIK rate, 7.25%	16,610
215,836	1.00%, 09/30/2032 PIK rate, 1.00%	17,144
	Synchrony Bank
640,000	5.40%, 08/22/2025	630,389
1,300,000	5.63%, 08/23/2027	1,277,706
205,000	Synchrony Financial 4.38%, 03/19/2024	204,267
	Times China Holdings Ltd(h)
810,000	6.20%, 03/22/2026	18,225
200,000	5.75%, 01/14/2027	4,216
	UBS Group AG(b)
585,000	2.19%, 06/05/2026	556,325
1,110,000	6.37%, 07/15/2026(f)	1,122,331
1,545,000	6.44%, 08/11/2028	1,604,480
250,000	3.87%, 01/12/2029	235,666
1,260,000	6.54%, 08/12/2033	1,344,618
1,315,000	9.02%, 11/15/2033	1,616,445
	UniCredit SpA(b)
1,045,000	5.86%, 06/19/2032	1,022,397
200,000	5.46%, 06/30/2035	188,096
	VICI Properties LP / VICI Note Co Inc REIT(b)
1,055,000	4.50%, 09/01/2026	1,021,160
1,275,000	4.25%, 12/01/2026	1,227,008
890,000	3.88%, 02/15/2029	817,582
	Yuzhou Group Holdings Co Ltd(h)
625,000	7.70%, 02/20/2025	38,131
310,000	8.30%, 05/27/2025	18,600
205,000	7.85%, 08/12/2026	12,351
400,000	6.35%, 01/13/2027	24,000
		159,425,219
Industrial — 2.09%
410,000	Avnet Inc 5.50%, 06/01/2032	405,640
	Cemex SAB de CV(b)
2,715,000	5.13%, Perpetual(g)	2,574,801
4,360,000	5.20%, 09/17/2030	4,201,042
3,380,000	3.88%, 07/11/2031	3,022,957
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 1,870,000	Embraer Netherlands Finance BV(b) 7.00%, 07/28/2030	$ 1,961,623
	GATX Corp
2,240,000	5.45%, 09/15/2033	2,253,804
175,000	6.05%, 03/15/2034(f)	181,734
710,000	IHS Holding Ltd(b) 5.63%, 11/29/2026	616,095
2,610,000	Ingersoll Rand Inc 5.70%, 08/14/2033	2,761,383
2,435,000	Jacobs Engineering Group Inc 6.35%, 08/18/2028	2,543,106
515,000	JELD-WEN Inc(b) 4.88%, 12/15/2027	486,675
	Nordson Corp
305,000	5.60%, 09/15/2028	316,222
410,000	5.80%, 09/15/2033	435,198
1,800,000	Penske Truck Leasing Co LP / PTL Finance Corp(b) 6.05%, 08/01/2028	1,865,677
735,000	Rand Parent LLC(b)(f) 8.50%, 02/15/2030	702,899
	RTX Corp
300,000	2.38%, 03/15/2032	250,005
2,400,000	5.15%, 02/27/2033(f)	2,445,948
	Sensata Technologies BV(b)
405,000	4.00%, 04/15/2029	376,373
200,000	5.88%, 09/01/2030	198,703
970,000	Sensata Technologies Inc(b) 3.75%, 02/15/2031	854,308
1,345,000	SMBC Aviation Capital Finance Designated Activity Co(b) 5.45%, 05/03/2028	1,352,432
540,000	TopBuild Corp(b) 4.13%, 02/15/2032	480,374
	TransDigm Inc(b)
295,000	6.25%, 03/15/2026	294,490
555,000	6.75%, 08/15/2028	567,811
2,145,000	Trimble Inc 6.10%, 03/15/2033	2,295,581
2,550,000	Veralto Corp(b) 5.45%, 09/18/2033	2,641,210
		36,086,091
Technology — 2.47%
	Broadcom Inc(b)
880,000	2.45%, 02/15/2031	752,455
705,000	4.15%, 04/15/2032	664,585
1,625,000	2.60%, 02/15/2033	1,338,755
1,445,000	3.42%, 04/15/2033	1,269,154
2,130,000	3.47%, 04/15/2034	1,853,111
1,800,000	3.14%, 11/15/2035	1,477,771
1,070,000	3.19%, 11/15/2036	867,079
	CDW LLC / CDW Finance Corp
605,000	3.28%, 12/01/2028	554,596
1,525,000	3.25%, 02/15/2029	1,394,452
3,660,000	3.57%, 12/01/2031	3,243,931

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Technology — (continued)
$ 2,615,000	Entegris Escrow Corp(b) 4.75%, 04/15/2029	$ 2,519,327
2,715,000	Fiserv Inc 5.63%, 08/21/2033	2,844,172
	Leidos Inc
255,000	4.38%, 05/15/2030	244,133
610,000	2.30%, 02/15/2031	510,573
2,355,000	5.75%, 03/15/2033	2,455,742
	Marvell Technology Inc
465,000	2.95%, 04/15/2031	406,348
330,000	5.95%, 09/15/2033	349,929
	Micron Technology Inc
1,705,000	4.66%, 02/15/2030	1,664,057
2,250,000	5.88%, 02/09/2033	2,338,620
6,855,000	5.88%, 09/15/2033	7,129,765
325,000	MSCI Inc(b) 3.25%, 08/15/2033	271,631
	Oracle Corp
1,135,000	6.15%, 11/09/2029	1,220,979
2,060,000	3.95%, 03/25/2051	1,613,114
	Seagate HDD Cayman
125,000	4.09%, 06/01/2029	115,573
91,800	9.63%, 12/01/2032	104,973
420,000	SK Hynix Inc(b) 6.38%, 01/17/2028	433,551
335,000	SS&C Technologies Inc(b) 5.50%, 09/30/2027	330,220
2,455,000	VMware LLC 2.20%, 08/15/2031	2,034,243
	Western Digital Corp
1,590,000	4.75%, 02/15/2026	1,559,819
1,085,000	2.85%, 02/01/2029	934,051
		42,496,709
Utilities — 0.24%
	AES Corp
605,000	3.95%, 07/15/2030(b)	558,594
255,000	2.45%, 01/15/2031	214,210
5,000	IPALCO Enterprises Inc 4.25%, 05/01/2030	4,619
395,000	NRG Energy Inc(b) 4.45%, 06/15/2029	372,700
	Pacific Gas & Electric Co
525,000	5.45%, 06/15/2027	529,230
100,000	3.25%, 06/01/2031	86,601
790,000	4.30%, 03/15/2045	618,165
1,125,000	Southern Co 5.70%, 03/15/2034	1,182,964
550,000	Southern Co Gas Capital Corp 5.75%, 09/15/2033	577,498
10,000	Vistra Operations Co LLC(b) 3.70%, 01/30/2027	9,472
		4,154,053
TOTAL CORPORATE BONDS AND NOTES — 30.68% (Cost $571,895,650)		$ 528,651,568
Principal Amount(a)		Fair Value
CONVERTIBLE BONDS
Communications — 0.58%
	DISH Network Corp
$ 2,330,000	31.25%, 12/15/2025(j)	$ 1,444,600
6,130,000	3.38%, 08/15/2026	3,248,900
	Etsy Inc
530,000	0.13%, 09/01/2027	450,818
1,640,000	0.25%, 06/15/2028	1,312,984
1,115,000	Spotify USA Inc(j) 6.17%, 03/15/2026	981,200
2,615,000	Uber Technologies Inc(j) (0.85%), 12/15/2025	2,659,086
		10,097,588
Consumer, Cyclical — 0.21%
1,525,000	NCL Corp Ltd 1.13%, 02/15/2027	1,392,478
2,155,000	Southwest Airlines Co 1.25%, 05/01/2025	2,177,627
		3,570,105
Consumer, Non-Cyclical — 0.39%
3,080,000	BioMarin Pharmaceutical Inc(f) 1.25%, 05/15/2027	3,162,852
120,000	Guardant Health Inc(j) 11.05%, 11/15/2027	84,000
675,000	Livongo Health Inc 0.88%, 06/01/2025	630,720
3,460,000	Teladoc Health Inc 1.25%, 06/01/2027	2,843,774
		6,721,346
Technology — 0.13%
675,000	Splunk Inc 1.13%, 06/15/2027	653,738
1,875,000	Unity Software Inc(j) 7.07%, 11/15/2026	1,558,125
		2,211,863
Utilities — 0.13%
2,295,000	PPL Capital Funding Inc(b) 2.88%, 03/15/2028	2,222,707
TOTAL CONVERTIBLE BONDS — 1.44% (Cost $28,857,714)		$ 24,823,609
FOREIGN GOVERNMENT BONDS AND NOTES
	Indonesia Treasury Bond
32,890,000,384	IDR, 6.38%, 08/15/2028	2,128,834
31,595,999,232	IDR, 6.88%, 04/15/2029	2,080,052
789,233 (k)	Mexican Bonos MXN, 7.50%, 05/26/2033	4,209,227
92,740,000	Republic of South Africa Government Bond ZAR, 8.88%, 02/28/2035	4,276,408

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 710,000	Republic of Uzbekistan International Bond(b) 7.85%, 10/12/2028	$ 741,510
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 0.78% (Cost $13,255,558)		$ 13,436,031
MORTGAGE-BACKED SECURITIES
Non-Agency — 1.68%
775,000	BANK Series 2021-BN35 Class AS 2.46%, 06/15/2064	618,368
1,645,000	BBSG Mortgage Trust(b) Series 2016-MRP Class A 3.28%, 06/05/2036	1,175,010
141,435	BB-UBS Trust(b) Series 2012-TFT Class A 2.89%, 06/05/2030	124,709
920,000	Benchmark Mortgage Trust(e) Series 2018-B2 Class A5 3.88%, 02/15/2051	863,129
1,090,000	BINOM Securitization Trust(b)(e) Series 2022-RPL1 Class M1 3.00%, 02/25/2061	823,716
	BPR Trust(b)(d)
	Series 2021-NRD Class F
1,185,000	12.23%, 12/15/2038 3-mo. SOFR + 6.87%	1,062,881
	Series 2022-STAR Class A
1,145,000	8.59%, 08/15/2024 3-mo. SOFR + 3.23%	1,139,971
1,910,000	BX Commercial Mortgage Trust(b)(d) Series 2022-AHP Class B 7.20%, 01/17/2039 3-mo. SOFR + 1.84%	1,862,064
12,924	COMM Mortgage Trust(b) Series 2012-CR3 Class AM 3.42%, 10/15/2045	11,722
82,633	Commercial Mortgage Pass Through Certificates(b) Series 2012-LTRT Class A2 3.40%, 10/05/2030	71,936
	CoreVest American Finance Ltd(b)(c)
	Series 2021-RTL1 Class A1
1,790,000	2.24%, 03/28/2029	1,684,388
	Series 2023-RTL1 Class A1
990,000	7.55%, 12/28/2030	992,675
	Credit Suisse Mortgage Trust(b)
	Series 2014-USA Class B
600,000	4.18%, 09/15/2037	485,226
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2014-USA Class C
$ 100,000	4.34%, 09/15/2037	$ 70,063
	Series 2014-USA Class D
200,000	4.37%, 09/15/2037	116,282
	Series 2021-RPL1 Class A1
283,404	1.67%, 09/27/2060(e)	275,106
	Series 2021-RPL4 Class A1
864,559	1.80%, 12/27/2060(e)	840,298
1,210,000	DC Commercial Mortgage Trust(b)(e) Series 2023-DC Class C 7.14%, 09/12/2040	1,239,959
	Extended Stay America Trust(b)(d)
	Series 2021-ESH Class C
382,710	7.18%, 07/15/2038 1-mo. SOFR + 1.81%	376,461
	Series 2021-ESH Class D
191,355	7.73%, 07/15/2038 1-mo. SOFR + 2.36%	187,990
316,344	GCAT Trust(b)(e) Series 2019-RPL1 Class A1 2.65%, 10/25/2068	300,083
	GS Mortgage Securities Corp Trust(b)(e)
	Series 2013-G1 Class B
242,887	3.72%, 04/10/2031	214,018
	Series 2013-PEMB Class A
300,000	3.55%, 03/05/2033	228,587
	Series 2013-PEMB Class B
250,000	3.55%, 03/05/2033	178,403
	GS Mortgage Securities Trust
	Series 2014-GC18 Class AS
273,753	4.38%, 01/10/2047	267,477
	Series 2014-GC18 Class B
990,000	4.89%, 01/10/2047(e)	922,413
	Series 2020-GC47 Class A4
1,500,000	2.12%, 05/12/2053	1,261,988
597,463	JPMorgan Chase Commercial Mortgage Securities Trust(b)(e) Series 2012-LC9 Class C 3.78%, 12/15/2047	529,352
	Legacy Mortgage Asset Trust(b)
	Series 2020-GS5 Class A1
91,631	6.25%, 06/25/2060(c)	91,546
	Series 2020-RPL1 Class A2
875,000	3.25%, 09/25/2059(e)	779,691
	Series 2021-GS2 Class A1
390,861	1.75%, 04/25/2061(c)	377,340

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-GS4 Class A1
$ 173,050	1.65%, 11/25/2060(c)	$ 164,580
	Med Trust(b)(d)
	Series 2021-MDLN Class B
308,519	6.93%, 11/15/2038 1-mo. SOFR + 1.56%	302,323
	Series 2021-MDLN Class C
597,134	7.28%, 11/15/2038 1-mo. SOFR + 1.91%	584,392
	Series 2021-MDLN Class D
378,185	7.48%, 11/15/2038 1-mo. SOFR + 2.11%	368,217
	Mill City Mortgage Loan Trust(b)(e)
	Series 2019-1 Class M1
479,118	3.50%, 10/25/2069	438,325
	Series 2019-GS1 Class M2
125,000	3.25%, 07/25/2059	104,459
	Series 2021-NMR1 Class M2
750,000	2.50%, 11/25/2060	627,351
	Morgan Stanley Bank of America Merrill Lynch Trust(e)
	Series 2013-C11 Class B
195,000	4.08%, 08/15/2046	120,932
	Series 2013-C12 Class C
65,000	7.43%, 10/15/2046	60,805
	Series 2016-C30 Class C
785,000	4.09%, 09/15/2049	564,146
91,554	MSBAM Commercial Mortgage Securities Trust(b) Series 2012-CKSV Class A2 3.28%, 10/15/2030	78,776
419,552	Toorak Mortgage Corp Ltd(b)(c) Series 2021-1 Class A1 3.24%, 06/25/2024	410,935
	Towd Point Mortgage Trust(b)(e)
	Series 2016-3 Class M2
280,000	4.00%, 04/25/2056	272,205
	Series 2017-1 Class M1
260,000	3.75%, 10/25/2056	249,182
	Series 2017-3 Class A2
100,000	3.00%, 07/25/2057	95,517
	Series 2017-4 Class M2
200,000	3.25%, 06/25/2057	168,580
	Series 2018-5 Class M1
685,000	3.25%, 07/25/2058	563,174
	Series 2019-4 Class A1
416,361	2.90%, 10/25/2059	391,010
	Series 2019-4 Class M1
140,000	3.50%, 10/25/2059	119,129
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-1 Class A2B
$ 100,000	3.25%, 01/25/2060	$ 83,775
	Series 2020-2 Class A2B
125,000	3.00%, 04/25/2060	101,755
	UBS Commercial Mortgage Trust
	Series 2018-C10 Class A3
1,481,430	4.05%, 05/15/2051	1,401,251
	Series 2018-C14 Class C
100,000	5.21%, 12/15/2051(e)	77,441
	Wells Fargo Commercial Mortgage Trust
	Series 2013-LC12 Class B
152,281	3.95%, 07/15/2046(e)	132,398
	Series 2016-C36 Class AS
1,345,000	3.42%, 11/15/2059	1,234,336
	Series 2016-C36 Class B
160,000	3.67%, 11/15/2059(e)	135,483
	WFRBS Commercial Mortgage Trust
	Series 2013-C15 Class B
860,000	4.20%, 08/15/2046(e)	700,310
	Series 2014-C20 Class B
245,000	4.38%, 05/15/2047	189,826
	Series 2014-C24 Class B
60,000	4.20%, 11/15/2047(e)	52,169
		28,965,634
U.S. Government Agency — 30.89%
	Federal Home Loan Mortgage Corp
2,275,000	4.62%, 05/01/2028	2,261,018
2,300,000	4.34%, 08/01/2028	2,279,915
4,257	2.50%, 01/01/2029	4,092
1,854,000	4.20%, 01/01/2030	1,811,707
2,250,000	4.30%, 01/01/2030	2,211,259
3,794,000	4.41%, 01/01/2030	3,739,072
50,042	3.00%, 11/01/2034	47,460
15,942	2.50%, 06/01/2035	14,795
142,022	2.00%, 09/01/2035	128,117
107,073	2.00%, 10/01/2035	96,590
268,983	2.00%, 12/01/2035	242,645
36,910	3.00%, 09/01/2036	34,440
7,282,544	2.50%, 03/01/2037	6,733,799
2,344,238	2.50%, 04/01/2037	2,169,629
3,462,542	2.00%, 01/01/2042	2,955,440
3,338,372	2.50%, 01/01/2042	2,951,177
40,876	3.00%, 12/01/2046	37,117
29,011	4.00%, 05/01/2047	28,008
19,897	4.50%, 10/01/2047	19,697
26,039	4.00%, 02/01/2048	25,113
2,823	4.50%, 06/01/2048	2,788
7,813	4.00%, 10/01/2048	7,534
8,323	3.50%, 09/01/2049	7,746
484,611	3.50%, 10/01/2049	451,036
12,564	3.00%, 11/01/2049	11,246
5,232,292	2.00%, 12/01/2050	4,297,493
5,155,274	2.00%, 01/01/2051	4,239,029

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
$ 4,049,047	3.00%, 02/01/2051	$ 3,612,390
2,239,811	2.00%, 03/01/2051	1,885,839
5,398,248	2.00%, 05/01/2051	4,426,430
3,976,043	3.00%, 07/01/2051	3,551,839
3,197,550	2.50%, 10/01/2051	2,739,309
3,879,711	2.50%, 02/01/2052	3,332,344
4,000,432	3.00%, 04/01/2052	3,566,949
4,014,562	3.50%, 05/01/2052	3,693,513
6,994,229	4.50%, 07/01/2052	6,819,323
4,270,447	3.50%, 08/01/2052	3,930,617
15,432,366	4.50%, 08/01/2052	14,972,310
4,035,014	4.50%, 09/01/2052	3,912,581
3,735,013	5.00%, 09/01/2052	3,703,824
3,311,526	5.50%, 09/01/2052	3,331,877
7,328,419	5.00%, 10/01/2052	7,325,387
4,279,581	5.00%, 01/01/2053	4,251,108
2,367,302	5.50%, 01/01/2053	2,410,112
4,249,890	6.00%, 02/01/2053	4,349,205
3,904,836	5.50%, 05/01/2053	3,950,296
4,648,894	5.50%, 07/01/2053	4,687,708
3,341,418	5.50%, 08/01/2053	3,401,892
4,155,552	6.50%, 10/01/2053	4,292,783
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series K045 Class A2
2,464,986	3.02%, 01/25/2025	2,411,092
	Series K058 Class A2
2,000,000	2.65%, 08/25/2026	1,908,337
	Series K059 Class A2
650,000	3.12%, 09/25/2026(e)	627,373
	Series K061 Class A2
4,373,453	3.35%, 11/25/2026(e)	4,238,657
	Series K061 Class AM
2,068,605	3.44%, 11/25/2026(e)	2,011,612
	Series K062 Class AM
2,500,000	3.51%, 12/25/2026	2,431,079
	Series K063 Class A2
882,076	3.43%, 01/25/2027(e)	857,139
	Series K064 Class A1
1,046,641	2.89%, 10/25/2026	1,014,485
	Series K064 Class A2
505,000	3.22%, 03/25/2027	487,528
	Series K066 Class AM
2,507,000	3.20%, 06/25/2027	2,413,729
	Series K067 Class A2
75,000	3.19%, 07/25/2027	72,155
	Series K069 Class A2
2,305,000	3.19%, 09/25/2027(e)	2,211,427
	Series K069 Class AM
2,500,000	3.25%, 09/25/2027(e)	2,386,754
	Series K070 Class A2
2,750,000	3.30%, 11/25/2027(e)	2,652,455
	Series K071 Class A2
2,630,000	3.29%, 11/25/2027	2,526,026
	Series K073 Class A2
2,300,000	3.35%, 01/25/2028	2,211,957
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
	Series K073 Class AM
$ 100,000	3.45%, 01/25/2028(e)	$ 96,386
	Series K074 Class A2
2,750,000	3.60%, 01/25/2028	2,669,180
	Series K075 Class A2
2,344,000	3.65%, 02/25/2028(e)	2,278,519
	Series K076 Class A2
2,000,000	3.90%, 04/25/2028	1,962,547
	Series K077 Class A2
2,500,000	3.85%, 05/25/2028(e)	2,447,338
	Series K078 Class A2
2,250,000	3.85%, 06/25/2028	2,202,906
	Series K078 Class AM
2,500,000	3.92%, 06/25/2028	2,446,417
	Series K084 Class A2
2,250,000	3.78%, 10/25/2028(e)	2,189,957
	Series K087 Class A2
6,975,000	3.77%, 12/25/2028	6,794,140
	Series K095 Class A1
26,577	2.63%, 11/25/2028	25,448
	Series K098 Class A2
7,900,000	2.43%, 08/25/2029	7,147,930
	Series K154 Class A2
7,000,000	3.42%, 04/25/2032	6,677,702
	Series K507 Class A2
4,375,000	4.80%, 09/25/2028(e)	4,436,707
	Series K737 Class A2
2,250,000	2.53%, 10/25/2026	2,137,634
	Series K740 Class A2
750,000	1.47%, 09/25/2027	676,387
	Series KJ41 Class A2
8,225,000	3.47%, 02/25/2031	7,691,437
	Federal Home Loan Mortgage Corp Real Estate Mortgage Investment Conduit
	Series 4769 Class QL
3,529,134	3.50%, 09/15/2047	3,232,518
	Series 5238 Class BC
4,014,371	4.00%, 09/25/2049	3,836,849
453,167	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Real Estate Mortgage Investment Conduit Trust(b)(d) Series 2022-DNA3 Class M1A 7.34%, 04/25/2042 1-mo. SOFR + 2.00%	457,286
	Federal National Mortgage Association
2,100,000	4.62%, 07/01/2028	2,084,703
206,260	3.00%, 10/01/2033	196,396
17,130	3.00%, 06/01/2034	16,247
16,945	3.00%, 07/01/2034	16,072
6,092	3.00%, 10/01/2034	5,777
16,700	3.00%, 11/01/2034	15,812
270,939	2.00%, 10/01/2035	244,414
264,441	2.00%, 11/01/2035	238,056

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
$ 3,243,196	2.00%, 02/01/2037	$ 2,925,523
3,086,927	2.00%, 03/01/2037	2,775,366
2,981,569	2.50%, 03/01/2037	2,756,378
3,971,318	2.50%, 04/01/2037	3,665,695
3,559,394	2.50%, 02/01/2042	3,164,939
4,148,204	5.00%, 05/01/2043	4,155,936
4,631,490	5.00%, 06/01/2043	4,655,239
7,891,905	2.50%, 03/01/2047	6,724,837
4,866,539	3.50%, 07/01/2047	4,599,062
23,542	4.00%, 09/01/2047	22,739
7,535	3.50%, 03/01/2048	7,032
5,640	4.00%, 06/01/2048	5,429
4,076,604	3.00%, 01/01/2049	3,721,924
6,030	3.00%, 12/01/2049	5,391
5,653	3.00%, 01/01/2050	5,064
27,177	2.50%, 05/01/2050	23,311
266,183	2.50%, 06/01/2050	228,109
144,675	2.50%, 07/01/2050	124,004
16,465	2.50%, 08/01/2050	14,081
4,386,454	2.00%, 11/01/2050	3,655,663
3,097,275	2.00%, 12/01/2050	2,607,060
3,643,614	2.00%, 01/01/2051	3,066,071
617,638	2.00%, 05/01/2051	510,143
4,504,127	2.50%, 08/01/2051	3,835,174
14,305,782	2.00%, 10/01/2051	11,731,803
3,396,327	2.50%, 10/01/2051	2,910,458
3,870,006	2.00%, 11/01/2051	3,212,434
7,221,491	2.50%, 01/01/2052	6,144,806
7,247,342	3.50%, 01/01/2052	6,684,461
11,706,291	2.50%, 02/01/2052	10,041,891
19,073,240	2.00%, 03/01/2052	15,837,349
3,698,168	2.50%, 03/01/2052	3,182,253
14,231,138	3.00%, 03/01/2052	12,695,014
3,241,771	3.50%, 04/01/2052	3,021,095
8,219,205	4.00%, 06/01/2052	7,810,520
3,580,239	4.00%, 07/01/2052	3,400,460
3,372,107	5.00%, 07/01/2052	3,382,105
3,976,811	4.00%, 08/01/2052	3,761,618
5,767,260	5.00%, 08/01/2052	5,713,082
8,000,159	4.50%, 09/01/2052	7,775,223
3,544,191	5.00%, 10/01/2052	3,531,694
3,476,949	5.50%, 10/01/2052	3,496,612
4,204,452	4.50%, 11/01/2052	4,076,878
3,978,040	5.00%, 11/01/2052	3,979,076
3,736,531	5.50%, 12/01/2052	3,760,220
4,021,092	5.00%, 01/01/2053	3,982,788
4,186,089	5.00%, 02/01/2053	4,144,610
2,363,786	6.00%, 08/01/2053	2,402,295
1,380,661	6.00%, 09/01/2053	1,401,873
4,092,731	6.00%, 11/01/2053	4,178,978
	Federal National Mortgage Association Alternative Credit Enhancement Security
	Series 2016-M5 Class A2
2,204,830	2.47%, 04/25/2026	2,105,413
	Series 2017-M1 Class A2
1,832,482	2.42%, 10/25/2026(e)	1,736,283
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
	Series 2018-M2 Class A2
$ 2,025,043	2.91%, 01/25/2028(e)	$ 1,921,815
	Series 2018-M3 Class A2
4,132,584	3.07%, 02/25/2030(e)	3,867,831
	Series 2023-M5 Class 2A2
4,775,000	4.50%, 07/25/2028(e)	4,778,221
	Government National Mortgage Association
18,564	3.50%, 04/20/2047	17,492
11,194	4.00%, 04/20/2047	10,793
18,425	3.00%, 02/20/2048	16,866
23,963	3.50%, 02/20/2048	22,558
3,447,289	2.50%, 03/20/2051	3,007,275
2,232,061	3.00%, 08/20/2051	2,024,775
8,127,864	2.50%, 11/20/2051	7,106,969
8,464,370	2.00%, 12/20/2051	7,162,610
7,835,444	3.50%, 02/20/2052	7,292,251
7,977,194	3.50%, 06/20/2052	7,424,180
4,121,485	4.00%, 07/20/2052	3,936,347
4,037,434	3.50%, 08/20/2052	3,757,534
12,437,874	4.50%, 08/20/2052	12,143,437
8,121,531	4.50%, 09/20/2052	7,931,383
3,731,370	5.00%, 09/20/2052	3,715,455
3,778,740	5.00%, 10/20/2052	3,765,380
8,806,543	5.00%, 05/20/2053	8,741,821
16,773,120	5.00%, 06/20/2053	16,614,106
		532,256,729
TOTAL MORTGAGE-BACKED SECURITIES — 32.57% (Cost $588,008,127)		$ 561,222,363
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
8,795,000	0.88%, 01/31/2024	8,763,840
17,910,000	1.50%, 02/29/2024(l)	17,801,330
21,600,000	4.25%, 10/15/2025	21,559,500
5,000,000	5.00%, 10/31/2025	5,057,031
10,000,000	3.88%, 01/15/2026	9,923,828
9,100,000	4.00%, 02/15/2026	9,058,410
5,000,000	4.50%, 07/15/2026	5,046,485
14,600,000	0.75%, 08/31/2026	13,385,234
10,900,000	2.63%, 05/31/2027	10,432,492
4,100,000	4.13%, 10/31/2027	4,125,785
20,800,000	3.50%, 01/31/2028	20,471,750
11,700,000	3.88%, 11/30/2029(l)	11,677,605
10,100,000	1.50%, 02/15/2030	8,799,231
5,100,000	4.00%, 07/31/2030	5,127,891
8,700,000	3.50%, 02/15/2033	8,436,621
6,300,000	3.38%, 05/15/2033	6,046,031
12,500,000	1.75%, 08/15/2041	8,693,359
13,400,000	2.00%, 11/15/2041	9,692,492
5,700,000	3.88%, 02/15/2043	5,434,594
3,300,000	4.75%, 11/15/2043(f)	3,539,766
12,900,000	2.50%, 02/15/2045	9,768,223
17,425,000	2.00%, 02/15/2050	11,465,786
6,680,000	1.25%, 05/15/2050	3,599,633

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount(a)		Fair Value
U.S. Treasury Bonds and Notes — (continued)
$ 11,200,000	2.00%, 08/15/2051	$ 7,313,688
22,940,000	2.88%, 05/15/2052	18,264,183
11,500,000	3.63%, 05/15/2053	10,632,109
TOTAL U.S. TREASURY BONDS AND NOTES — 14.74% (Cost $265,619,485)		$ 254,116,897
Shares
COMMON STOCK
Communications — 0.05%
285,795	Altice USA Inc Class A(m)	928,834
Consumer, Non-Cyclical — 0.09%
9,648	AbbVie Inc	1,495,150
515	Clarivate PLC(f)(m)	4,769
		1,499,919
Energy — 0.17%
22,686	Canadian Natural Resources Ltd	1,486,387
9,149	Diamondback Energy Inc	1,418,827
		2,905,214
TOTAL COMMON STOCK — 0.31% (Cost $8,216,016)		$ 5,333,967
CONVERTIBLE PREFERRED STOCK
Energy — 0.00%(n)
396	El Paso Energy Capital Trust I 4.75%	18,652
Financial — 0.12%
862	Bank of America Corp 7.25%	1,038,408
798	Wells Fargo & Co 7.50%	953,815
		1,992,223
Technology — 0.02%
11,140	Clarivate PLC 5.25%	422,429
TOTAL CONVERTIBLE PREFERRED STOCK — 0.14% (Cost $3,568,222)		$ 2,433,304
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 0.51%
8,800,000	Federal Home Loan Bank(j) 5.28%, 01/02/2024	8,796,186
Principal Amount		Fair Value
U.S. Treasury Bonds and Notes — 5.79%
	U.S. Treasury Bills(j)
$ 4,900,000	5.41%, 01/25/2024(f)	$ 4,880,914
2,450,000	4.95%, 03/07/2024	2,426,970
10,565,000	5.40%, 05/09/2024	10,361,535
26,470,000	5.05%, 06/13/2024(f)	25,864,622
17,940,000	5.20%, 06/20/2024	17,502,574
39,800,000	5.25%, 06/27/2024	38,796,400
		99,833,015
Repurchase Agreements — 3.14%
13,500,433	Undivided interest of 11.24% in a repurchase agreement (principal amount/value $120,466,826 with a maturity value of $120,538,303) with RBC Capital Markets Corp, 5.34%, dated 12/31/23 to be repurchased at $13,500,433 on 1/2/24 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 7.50%, 1/15/24 - 12/1/53, with a value of $122,876,165.(o)	13,500,433
13,500,433	Undivided interest of 11.41% in a repurchase agreement (principal amount/value $118,664,201 with a maturity value of $118,734,608) with Citigroup Global Markets Inc, 5.34%, dated 12/31/23 to be repurchased at $13,500,433 on 1/2/24 collateralized by Government National Mortgage Association securities, 2.00% - 7.50%, 7/20/37 - 12/20/53, with a value of $121,037,485.(o)	13,500,433
13,500,433	Undivided interest of 14.46% in a repurchase agreement (principal amount/value $93,637,100 with a maturity value of $93,692,762) with Bank of America Securities Inc, 5.35%, dated 12/31/23 to be repurchased at $13,500,433 on 1/2/24 collateralized by various U.S. Government Agency securities, 0.00% - 7.00%, 11/1/28 - 12/20/63, with a value of $95,509,842.(o)	13,500,433

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 3	Undivided interest of 30.06% in a repurchase agreement (principal amount/value $10 with a maturity value of $10) with Mizuho Securities (USA) LLC, 5.33%, dated 12/31/23 to be repurchased at $3 on 1/2/24 collateralized by U.S. Treasury securities, 0.38% - 4.75%, 12/31/23 - 2/15/33, with a value of $10.(o)	$ 3
13,500,434	Undivided interest of 65.82% in a repurchase agreement (principal amount/value $20,566,451 with a maturity value of $20,578,654) with HSBC Securities (USA) Inc, 5.34%, dated 12/31/23 to be repurchased at $13,500,434 on 1/2/24 collateralized by various U.S. Government Agency securities, 2.00% - 7.00%, 12/1/29 - 12/1/53, with a value of $20,977,780.(o)	13,500,434
		54,001,736
TOTAL SHORT TERM INVESTMENTS — 9.44% (Cost $162,630,937)		$ 162,630,937
TOTAL INVESTMENTS — 101.43% (Cost $1,843,471,441)		$1,747,894,409
OTHER ASSETS & LIABILITIES, NET — (1.43)%		$ (24,620,016)
TOTAL NET ASSETS — 100.00%		$1,723,274,393
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2023
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2023. Maturity date disclosed represents final maturity date.
(d)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2023.
(e)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(f)	All or a portion of the security is on loan at December 31, 2023.
(g)	Security has no contractual maturity date and pays an indefinite stream of interest.
(h)	Security in default.
(i)	Security is a payment-in-kind bond (PIK); income may be received in cash or additional securities at the discretion of the issuer.
(j)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(k)	Principal amount is stated in 100 Mexican Peso Units.
(l)	All or a portion of the security has been segregated to cover initial margin requirements on open futures contracts.
(m)	Non-income producing security.
(n)	Represents less than 0.005% of net assets.
(o)	Collateral received for securities on loan.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate.
At December 31, 2023 the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts	Notional Amount (000)		Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Long
U.S. 10 Year Treasury Note Futures	1,036	USD	116,955	Mar 2024	$ 3,478,546
U.S. 2 Year Treasury Note Futures	696	USD	143,316	Mar 2024	1,279,490
U.S. 5 Year Treasury Note Futures	1,294	USD	140,753	Mar 2024	1,924,598
U.S. Long Bond Futures	1,619	USD	202,274	Mar 2024	12,426,312
U.S. Ultra Bond Futures	35	USD	4,676	Mar 2024	370,742
Short
U.S. 10 Year Treasury Ultra Futures	1,904	USD	224,702	Mar 2024	(5,888,682)
U.S. Ultra Bond Futures	83	USD	11,088	Mar 2024	(456,302)
				Net Appreciation	$13,134,704
Currency Abbreviations
EUR	Euro Dollar
IDR	Indonesian Rupiah
MXN	Mexican Peso
USD	U.S. Dollar
ZAR	South African Rand
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2023
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 0.10%
$ 360,000	JPMorgan Mortgage Trust(a)(b) Series 2023-HE3 Class A1 6.94%, 05/25/2054 1-mo. SOFR + 1.60%	$ 360,000
TOTAL ASSET-BACKED SECURITIES — 0.10% (Cost $360,000)		$ 360,000
CORPORATE BONDS AND NOTES
Communications — 0.49%
1,785,000	T-Mobile USA Inc 3.88%, 04/15/2030	1,692,719
Consumer, Cyclical — 0.49%
1,830,000	Lowe's Cos Inc 3.75%, 04/01/2032	1,712,638
Financial — 1.46%
1,740,000	Bank of America Corp 4.27%, 07/23/2029	1,679,951
1,950,000	JPMorgan Chase & Co 2.52%, 04/22/2031	1,686,237
1,940,000	Morgan Stanley 2.70%, 01/22/2031	1,695,903
		5,062,091
Industrial — 0.73%
880,000	Boeing Co 2.20%, 02/04/2026	831,500
1,720,000	RTX Corp 4.13%, 11/16/2028	1,680,396
		2,511,896
TOTAL CORPORATE BONDS AND NOTES — 3.17% (Cost $10,751,689)		$ 10,979,344
MORTGAGE-BACKED SECURITIES
Non-Agency — 0.52%
525,000	BMO Mortgage Trust(c) Series 2022-C2 Class A5 4.81%, 07/15/2054	520,771
	MSWF Commercial Mortgage Trust
	Series 2023-2 Class A2
625,000	6.89%, 12/15/2056	655,691
	Series 2023-2 Class A5
575,000	6.01%, 12/15/2056(c)	619,271
		1,795,733
U.S. Government Agency — 2.47%
7,000,000	Government National Mortgage Association 4.50%, TBA	6,831,581
Principal Amount		Fair Value
U.S. Government Agency — (continued)
	STACR Trust(a)(b)
	Series 2018-DNA3 Class M2A
$ 336,375	6.35%, 09/25/2048 1-mo. SOFR + 1.01%	$ 336,207
	Series 2018-DNA3 Class M2A
1,389,830	7.55%, 09/25/2048 1-mo. SOFR + 2.21%	1,399,141
		8,566,929
TOTAL MORTGAGE-BACKED SECURITIES — 2.99% (Cost $10,344,037)		$ 10,362,662
U.S. TREASURY BONDS AND NOTES
	U.S. Treasury Inflation Indexed Bonds TIPS
56,978,305	0.38%, 07/15/2025	55,203,736
10,507,479	0.13%, 07/15/2026	10,011,675
8,433,291	0.13%, 10/15/2026	8,007,933
20,754,651	0.38%, 01/15/2027	19,722,370
93,893,294	1.63%, 10/15/2027	93,174,635
14,057,433	0.25%, 07/15/2029	12,990,433
30,421,713	0.13%, 01/15/2030	27,570,683
26,493,859	0.13%, 07/15/2030	23,932,545
9,103,394	0.13%, 07/15/2031	8,092,048
8,736,172	0.63%, 07/15/2032	7,980,038
12,513,548	1.13%, 01/15/2033	11,836,882
36,496,545	1.38%, 07/15/2033	35,381,102
2,049,379	1.50%, 02/15/2053	1,855,781
TOTAL U.S. TREASURY BONDS AND NOTES — 91.03% (Cost $308,700,620)		$315,759,861
TOTAL INVESTMENTS — 97.29% (Cost $330,156,346)		$337,461,867
OTHER ASSETS & LIABILITIES, NET — 2.71%		$ 9,416,226
TOTAL NET ASSETS — 100.00%		$346,878,093

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of December 31, 2023
(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2023.
(c)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate.
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
At December 31, 2023 the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts	Notional Amount (000)		Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Long
U.S. 10 Year Treasury Note Futures	80	USD	9,031	Mar 2024	$ 76,684
U.S. 2 Year Treasury Note Futures	40	USD	8,237	Mar 2024	1,940
U.S. 5 Year Treasury Note Futures	17	USD	1,849	Mar 2024	(1,658)
Short
U.S. Long Bond Futures	21	USD	2,624	Mar 2024	(76,350)
U.S. Ultra Bond Futures	55	USD	7,348	Mar 2024	(218,429)
				Net Depreciation	$(217,813)
At December 31, 2023, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Receive Frequency	Rate Paid by the Fund	Pay Frequency	Notional Amount (000)		Maturity Date	Net Unrealized Appreciation/ (Depreciation)
3.73%	Annual	1-day SOFR	Annual	USD	7,000	11/28/2027	$ 64,662
1-day SOFR	Annual	2.68%	Annual	USD	7,240	07/28/2032	(73,482)
4.31%	Annual	1-day SOFR	Annual	USD	12,520	10/05/2033	165,237
2.91%	Annual	1-day SOFR	Annual	USD	18,940	07/28/2037	172,866
3.39%	Annual	1-day SOFR	Annual	USD	24,050	05/10/2038	208,541
1-day SOFR	Annual	2.08%	Annual	USD	18,040	07/28/2047	(73,339)
1-day SOFR	Annual	2.56%	Annual	USD	20,470	05/11/2053	(165,971)
1-day SOFR	Annual	3.61%	Annual	USD	6,680	11/15/2053	(229,884)
1-day SOFR	Annual	3.51%	Annual	USD	2,210	11/29/2053	(47,073)
						Net Appreciation	$ 21,557
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
COMMON STOCK
Basic Materials — 5.58%
9,302	Air Liquide SA	$ 1,811,053
3,183	Akzo Nobel NV	263,574
31,686	Anglo American PLC	792,915
7,580	Antofagasta PLC	162,027
9,460	ArcelorMittal SA	268,474
7,011	Arkema SA	798,677
24,200	Asahi Kasei Corp	178,604
15,997	BASF SE	861,390
90,022	BHP Group Ltd	3,075,565
113,775	BlueScope Steel Ltd	1,813,854
4,609	Boliden AB	144,259
2,425	Brenntag SE	222,875
1,917	Chr Hansen Holding A/S	160,773
3,761	Clariant AG	55,568
3,686	Covestro AG(a)(b)	214,790
2,483	Croda International PLC	159,653
23,272	DSM-Firmenich AG	2,366,605
139	EMS-Chemie Holding AG	112,705
3,114	Endeavour Mining PLC	69,640
4,853	Evonik Industries AG	99,141
29,884	Fortescue Ltd	589,233
161	Givaudan SA	667,621
185,895	Glencore PLC	1,117,304
1,732	Holmen AB Class B	73,154
59,893	ICL Group Ltd	301,121
10,259	IGO Ltd	63,227
10,600	JFE Holdings Inc	163,995
22,600	Kaneka Corp	572,868
33,500	Kingboard Holdings Ltd	80,118
54,900	Kuraray Co Ltd	554,151
2,831	Mineral Resources Ltd	134,851
112,300	Mitsubishi Chemical Group Corp	686,503
8,100	Mitsubishi Gas Chemical Co Inc	129,319
23,700	Mitsui Chemicals Inc	700,857
8,162	Mondi PLC	159,635
16,800	Nippon Paint Holdings Co Ltd	135,514
2,900	Nippon Sanso Holdings Corp	77,438
16,200	Nippon Soda Co Ltd(b)	622,682
14,800	Nippon Steel Corp	338,088
2,300	Nissan Chemical Corp	89,559
2,600	Nitto Denko Corp	194,026
22,349	Norsk Hydro ASA	150,221
21,931	Northern Star Resources Ltd	203,478
3,495	Novozymes A/S Class B	192,132
1,299	OCI NV	37,647
16,000	Oji Holdings Corp	61,503
51,234	Pilbara Minerals Ltd	137,518
36,995	Rio Tinto Ltd	3,425,654
19,996	Rio Tinto PLC	1,487,068
32,300	Shin-Etsu Chemical Co Ltd	1,350,888
4,371	Smurfit Kappa Group PLC	173,268
4,700	Solvay SA	144,050
131,331	South32 Ltd	297,023
23,100	Sumitomo Chemical Co Ltd	56,150
4,300	Sumitomo Metal Mining Co Ltd	127,701
6,081	Syensqo SA(b)	632,777
Shares		Fair Value
Basic Materials — (continued)
2,486	Symrise AG	$ 273,200
3,600	Teijin Ltd	34,054
34,400	Tokuyama Corp	582,052
47,300	Tokyo Steel Manufacturing Co Ltd	578,395
24,400	Toray Industries Inc	126,393
5,400	Tosoh Corp	68,839
5,600	UBE Corp	90,802
3,617	Umicore SA	99,493
9,757	UPM-Kymmene OYJ	368,040
2,260	voestalpine AG	71,158
314	Wacker Chemie AG	39,589
9,300	Yamato Kogyo Co Ltd	489,361
16,124	Yara International ASA	572,831
		32,954,691
Communications — 5.11%
5,860	Adevinta ASA(b)	64,740
406,000	Airtel Africa PLC(a)	672,952
15,480	Auto Trader Group PLC(a)	142,170
649,600	Bezeq The Israeli Telecommunication Corp Ltd	884,622
11,652	Bollore SE(b)	72,916
940,738	BT Group PLC	1,481,612
5,746	CAR Group Ltd	121,765
3,418	Delivery Hero SE(a)(b)	94,073
3,800	Dentsu Group Inc	97,293
57,563	Deutsche Telekom AG	1,384,002
2,470	Elisa OYJ	114,169
33,669	Grab Holdings Ltd Class A(b)	113,465
300	Hikari Tsushin Inc	49,581
61,000	HKT Trust & HKT Ltd	72,830
23,617	Informa PLC	234,844
4,700	IPSOS SA	295,104
42,300	KDDI Corp	1,341,693
59,590	Koninklijke KPN NV	205,295
46,100	LY Corp	163,023
8,300	M3 Inc(b)	136,969
1,200	MercadoLibre Inc(b)	1,885,848
37,700	Metropole Television SA	538,768
5,700	MonotaRO Co Ltd	62,023
1,106	Nice Ltd(b)	219,960
12,000	Nice Ltd Sponsored ADR(b)	2,394,120
1,416,300	Nippon Telegraph & Telephone Corp	1,729,422
60,300	Nippon Television Holdings Inc	657,046
231,801	Nokia OYJ	789,497
114,000	NOS SGPS SA	402,720
98,452	Orange SA	1,122,119
10,971	Pearson PLC	134,728
25,978	Prosus NV	773,885
14,621	Publicis Groupe SA	1,358,461
28,700	Rakuten Group Inc(b)	127,954
19,800	Reach PLC(b)	18,865
1,118	Scout24 SE(a)	79,055
6,208	Sea Ltd ADR(b)	251,424
6,952	SEEK Ltd	126,478
32,000	Shopify Inc Class A(b)	2,492,800

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Communications — (continued)
159,300	Singapore Telecommunications Ltd	$ 298,210
51,400	SoftBank Corp	640,533
18,400	SoftBank Group Corp	812,148
36,488	Spark New Zealand Ltd	119,481
461	Swisscom AG	277,462
12,092	Tele2 AB Class B	103,939
209,032	Telecom Italia SpA(b)	67,890
153,458	Telefonaktiebolaget LM Ericsson Class B	965,739
225,787	Telefonica SA	882,797
11,377	Telenor ASA	130,568
32,700	Television Francaise 1 SA	257,567
47,999	Telia Co AB	122,466
67,440	Telstra Group Ltd	182,242
2,600	Trend Micro Inc(b)	138,762
29,500	United Internet AG	750,331
11,846	Vivendi SE	126,811
423,783	Vodafone Group PLC	370,052
1,087	Wix.com Ltd(b)	133,723
4,536	Wolters Kluwer NV	645,333
18,096	WPP PLC	172,805
2,100	ZOZO Inc	47,395
		30,154,545
Consumer, Cyclical — 14.60%
3,371	Accor SA	129,028
2,912	adidas AG	591,737
2,300	Aisin Corp	80,181
3,100	ANA Holdings Inc(b)	67,163
10,532	Aristocrat Leisure Ltd	292,616
29,238	Associated British Foods PLC	880,831
1,599	Avolta AG(b)	62,954
10,500	Bandai Namco Holdings Inc	209,982
129,181	Barratt Developments PLC	925,059
27,290	Bayerische Motoren Werke AG	3,036,597
13,500	Bellway PLC	440,611
2,097	Berkeley Group Holdings PLC	125,193
58,700	Betsson AB Class B	632,333
9,800	Bilia AB Class A(b)	130,944
10,300	Bridgestone Corp	425,404
5,517	Bunzl PLC	224,116
6,398	Burberry Group PLC	115,359
9,427	Cie Financiere Richemont SA	1,302,096
29,826	Cie Generale des Etablissements Michelin SCA	1,071,543
135,600	Citizen Watch Co Ltd(b)	806,450
6,100	City Developments Ltd	30,713
30,810	Compass Group PLC	842,670
1,871	Continental AG	158,906
35,000	CTS Eventim AG & Co KGaA	2,420,780
34,800	Daimler Truck Holding AG	1,307,227
10,500	Daiwa House Industry Co Ltd	317,419
8,100	Daiwabo Holdings Co Ltd(b)	176,903
24,300	DCM Holdings Co Ltd	222,681
30,800	Denso Corp	462,380
12,216	Deutsche Lufthansa AG(b)	108,603
Shares		Fair Value
Consumer, Cyclical — (continued)
335	D'ieteren Group	$ 65,530
11,311	Entain PLC	142,615
52,300	Europris ASA(a)(b)	394,999
3,244	Evolution AB(a)	386,394
3,200	Fast Retailing Co Ltd	791,293
2,292	Ferrari NV	773,793
3,204	Flutter Entertainment PLC(b)	565,478
34,538	Frasers Group PLC(b)	400,292
38,000	Galaxy Entertainment Group Ltd	212,833
125,893	Genting Singapore Ltd	95,359
6,500	Gunze Ltd(b)	230,181
10,978	H & M Hennes & Mauritz AB Class B	192,555
177,800	Harvey Norman Holdings Ltd	509,056
563	Hermes International SCA	1,196,663
259,400	Honda Motor Co Ltd	2,675,768
2,600	Hornbach Holding AG & Co KGaA	189,358
1,900	Hoshizaki Corp	69,408
90,300	IDOM Inc(b)	620,323
3,200	Iida Group Holdings Co Ltd	47,796
987	IMCD NV	171,899
19,573	Industria de Diseno Textil SA	854,048
3,079	InterContinental Hotels Group PLC	277,573
87,300	Isuzu Motors Ltd	1,119,158
35,900	ITOCHU Corp	1,462,561
2,400	Japan Airlines Co Ltd	47,148
40,600	Jardine Cycle & Carriage Ltd	915,021
23,900	JB Hi-Fi Ltd	863,720
51,327	JD Sports Fashion PLC	108,285
123,600	JVCKenwood Corp(b)	647,726
3,400	Kaufman & Broad SA(b)	113,229
1,323	Kering SA	585,954
28,600	Kindred Group PLC	264,664
389,853	Kingfisher PLC	1,207,417
3,400	Kohnan Shoji Co Ltd(b)	94,550
3,900	Koito Manufacturing Co Ltd	60,601
23,400	Komeri Co Ltd	512,442
1,748	La Francaise des Jeux SAEM(a)	63,496
40,516	Lottery Corp Ltd	133,686
4,904	LVMH Moet Hennessy Louis Vuitton SE	3,984,674
25,800	Marubeni Corp	406,209
6,200	MatsukiyoCocokara & Co	109,578
10,400	Mazda Motor Corp	111,166
1,400	McDonald's Holdings Co Japan Ltd	60,644
38,350	Mercedes-Benz Group AG	2,646,062
103,200	Mitsubishi Corp	1,643,900
41,500	Mitsui & Co Ltd	1,554,754
3,491	Moncler SpA	214,938
1,997	Next PLC	206,388
18,500	Nintendo Co Ltd	962,627
40,900	Nissan Motor Co Ltd	159,916
24,300	Niterra Co Ltd	575,519
1,500	Nitori Holdings Co Ltd	201,415

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Consumer, Cyclical — (continued)
15,400	Okamura Corp	$ 237,497
1,700	Open House Group Co Ltd	50,285
19,300	Oriental Land Co Ltd	717,348
6,300	Pan Pacific International Holdings Corp	149,968
39,500	Panasonic Holdings Corp	388,979
11,737	Pandora A/S	1,622,700
4,733	Persimmon PLC	83,631
173,500	Pets at Home Group PLC	703,262
175,100	Piaggio & C SpA	576,633
113,600	Pirelli & C SpA(a)	619,829
47,024	Puma SE	2,615,918
225,954	Qantas Airways Ltd(b)	827,673
98	Rational AG	75,622
68,600	Redrow PLC	536,876
3,925	Reece Ltd	59,868
2,999	Renault SA	122,659
42,800	Rexel SA	1,174,696
230,000	RS Group PLC	2,400,211
40,400	Sands China Ltd(b)	118,249
18,700	Sankyo Co Ltd	1,088,902
438	SEB SA	54,849
7,200	Sekisui Chemical Co Ltd	103,557
9,900	Sekisui House Ltd	219,446
6,200	Sharp Corp(b)	44,129
1,400	Shimano Inc	215,662
24,000	Singapore Airlines Ltd	119,168
1,478	Sodexo SA	162,710
22,500	Sony Group Corp	2,129,241
61,091	Stellantis NV	1,432,912
56,100	Subaru Corp	1,023,231
62,000	Sumitomo Corp	1,349,223
13,100	Sumitomo Electric Industries Ltd	166,221
22,200	Sumitomo Forestry Co Ltd	659,586
62,900	Super Retail Group Ltd(b)	675,945
6,200	Suzuki Motor Corp	264,223
6,570	Swatch Group AG	1,527,334
67,688	Taylor Wimpey PLC	126,663
1,800	Toho Co Ltd	60,768
30,300	Toyota Boshoku Corp	479,113
2,600	Toyota Industries Corp	211,355
188,300	Toyota Motor Corp	3,450,357
3,800	Toyota Tsusho Corp	222,992
14,617	Universal Music Group NV	417,273
3,300	USS Co Ltd	66,251
13,900	Valor Holdings Co Ltd(b)	240,329
444	Volkswagen AG	58,099
3,160	Volvo AB Class A	83,841
121,978	Volvo AB Class B	3,173,868
10,764	Volvo Car AB Class B(b)	34,910
96,900	VTech Holdings Ltd	585,124
20,510	Wesfarmers Ltd	797,611
3,545	Whitbread PLC	165,000
2,300	Yamaha Corp	52,980
122,700	Yamaha Motor Co Ltd	1,091,829
27,100	Yokohama Rubber Co Ltd	619,325
231,000	Yue Yuen Industrial Holdings Ltd	256,020
Shares		Fair Value
Consumer, Cyclical — (continued)
3,350	Zalando SE(a)(b)	$ 79,309
1,500	Zensho Holdings Co Ltd	78,487
		86,168,888
Consumer, Non-Cyclical — 23.30%
15,507	Adecco Group AG	761,603
384	Adyen NV(a)(b)	495,720
12,400	Aeon Co Ltd	276,700
7,900	Ajinomoto Co Inc	304,101
59,120	Alcon Inc	4,625,314
32,914	Amadeus IT Group SA	2,363,930
2,021	Amplifon SpA	70,029
15,427	Anheuser-Busch InBev SA	995,782
9,500	Arcs Co Ltd(b)	187,211
1,093	Argenx SE(b)	415,742
8,400	Asahi Group Holdings Ltd	312,786
143,500	Asahi Intecc Co Ltd	2,910,019
7,777	Ashtead Group PLC	540,359
102,500	Astellas Pharma Inc	1,219,060
27,597	AstraZeneca PLC	3,721,850
18,100	Austevoll Seafood ASA	131,994
788	Bachem Holding AG	61,024
68	Barry Callebaut AG	114,796
31,875	Bayer AG	1,182,685
1,735	Beiersdorf AG	259,824
653	BioMerieux	72,652
23,257	Brambles Ltd	215,566
68,531	British American Tobacco PLC	2,004,722
28,300	Budweiser Brewing Co APAC Ltd(a)	53,054
5,042	Bureau Veritas SA	127,561
628	Carl Zeiss Meditec AG	68,360
1,861	Carlsberg AS Class B	233,526
27,057	Carrefour SA	495,538
25	Chocoladefabriken Lindt & Spruengli AG	409,406
12,300	Chugai Pharmaceutical Co Ltd	464,674
187,000	CK Hutchison Holdings Ltd	1,004,677
92,300	Cloetta AB Class B	167,651
14,258	Coca-Cola Europacific Partners PLC	951,579
48,896	Coca-Cola HBC AG	1,435,107
9,181	Cochlear Ltd	1,867,835
24,228	Coles Group Ltd	266,146
2,460	Coloplast A/S Class B	281,095
20,580	CSL Ltd	4,012,050
3,900	Dai Nippon Printing Co Ltd	115,171
132,900	Daiichi Sankyo Co Ltd	3,638,367
11,655	Danone SA	756,158
9,385	Davide Campari-Milano NV	105,982
1,511	Demant A/S(b)	66,273
39,922	Diageo PLC	1,448,721
530	DiaSorin SpA	54,624
2,976	EBOS Group Ltd	66,743
4,474	Edenred SE	267,745
4,800	Eisai Co Ltd	238,998
101,200	Elders Ltd	519,668
21,450	Endeavour Group Ltd	76,175

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
5,237	EssilorLuxottica SA	$ 1,051,581
11,081	Essity AB Class B	274,611
2,264	Eurofins Scientific SE	147,686
160,000	Evotec SE(b)	3,752,464
76,469	Experian PLC	3,118,601
548,400	First Resources Ltd	593,801
9,680	Fisher & Paykel Healthcare Corp Ltd	144,362
3,582	Fresenius Medical Care AG	149,757
28,601	Fresenius SE & Co KGaA	886,502
6,800	FUJIFILM Holdings Corp	407,523
11,128	Genmab A/S(b)	3,548,197
3,547	Getinge AB Class B	78,983
4,834	Grifols SA(b)	82,697
224,125	GSK PLC	4,138,835
98,400	Haleon PLC	402,813
2,250	Heineken Holding NV	190,516
5,067	Heineken NV	514,804
2,544	HelloFresh SE(b)	40,110
1,894	Henkel AG & Co KGaA	135,892
40,035	Hikma Pharmaceuticals PLC	912,025
4,461	IDP Education Ltd	60,853
60,632	Imperial Brands PLC	1,395,833
2,640	Intertek Group PLC	142,887
3,564	Ipsen SA	425,146
22,020	Itoham Yonekyu Holdings Inc	601,808
287,140	J Sainsbury PLC	1,106,679
21,800	Japan Tobacco Inc	562,990
2,217	JDE Peet's NV	59,620
4,983	Jeronimo Martins SGPS SA	126,820
31,700	Kanamoto Co Ltd	656,362
8,200	Kao Corp	337,066
2,950	Kerry Group PLC Class A	256,058
5,495	Kesko OYJ Class B	108,931
2,700	Kikkoman Corp	164,988
12,900	Kirin Holdings Co Ltd	188,858
2,500	Kobe Bussan Co Ltd	73,852
67,702	Koninklijke Ahold Delhaize NV	1,947,881
13,552	Koninklijke Philips NV(b)	317,146
500	Kose Corp	37,373
4,000	Kyowa Kirin Co Ltd	67,116
3,638	Lifco AB Class B(b)	89,316
1,359	Lonza Group AG	572,936
20,500	Loomis AB	545,723
4,284	L'Oreal SA	2,135,573
9	Lotus Bakeries NV	81,769
214,900	Marks & Spencer Group PLC	744,485
50,228	Medibank Pvt Ltd	121,942
4,400	MEIJI Holdings Co Ltd	104,516
2,329	Merck KGaA	370,810
21,600	Metcash Ltd	51,389
456,500	Mitie Group PLC	577,337
35,146	Mowi ASA	629,386
47,418	Nestle SA	5,496,689
9,236	Nexi SpA(a)(b)	75,670
3,300	Nissin Foods Holdings Co Ltd	115,235
78,100	Nissui Corp(b)	420,020
305	NMC Health PLC(b)(c)	19
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
87,303	Novartis AG	$ 8,818,516
58,172	Novo Nordisk A/S Class B	6,028,433
9,286	Ocado Group PLC(b)	89,678
20,600	Olympus Corp	297,346
40,500	Ono Pharmaceutical Co Ltd	720,475
1,650	Orion OYJ Class B	71,497
49,455	Orkla ASA	384,055
30,400	Otsuka Holdings Co Ltd	1,136,869
3,631	Pernod Ricard SA	641,676
3,778	QIAGEN NV(b)	164,253
3,242	Ramsay Health Care Ltd	116,298
7,863	Randstad NV	493,481
12,744	Reckitt Benckiser Group PLC	879,054
2,069	Recordati Industria Chimica e Farmaceutica SpA	111,566
25,600	Recruit Holdings Co Ltd	1,070,365
107,600	Redde Northgate PLC(b)	497,862
33,554	RELX PLC	1,330,786
458	Remy Cointreau SA	58,420
45,267	Rentokil Initial PLC	255,079
20,315	Roche Holding AG	5,916,217
1,157	Salmar ASA	64,798
16,237	Sandoz Group AG(b)	522,410
46,915	Sanofi SA	4,662,064
24,600	Santen Pharmaceutical Co Ltd	244,750
548	Sartorius Stedim Biotech	145,320
7,500	Scandinavian Tobacco Group A/S(a)	130,281
3,700	Secom Co Ltd	266,179
19,262	Securitas AB Class B	188,845
13,000	Seven & i Holdings Co Ltd	514,144
2,816	SGS SA	243,108
21,800	Shionogi & Co Ltd	1,049,190
6,600	Shiseido Co Ltd	198,940
5,097	Siemens Healthineers AG(a)	295,924
16,381	Smith & Nephew PLC	224,922
2,800	Societe BIC SA	194,450
174,000	Sonae SGPS SA(b)	173,854
7,577	Sonic Healthcare Ltd	165,563
876	Sonova Holding AG	286,494
1,943	Straumann Holding AG	313,994
47,800	Suedzucker AG	748,868
8,000,000	Sumber Alfaria Trijaya Tbk PT(b)	1,522,381
2,200	Suntory Beverage & Food Ltd	72,336
3,459	Swedish Orphan Biovitrum AB(b)	91,567
3,200	Sysmex Corp	177,890
28,400	Takeda Pharmaceutical Co Ltd	814,457
8,000	Tecan Group AG	3,272,859
12,200	Terumo Corp	398,952
458,104	Tesco PLC	1,696,564
20,940	Teva Pharmaceutical Industries Ltd Sponsored ADR(b)	218,614
4,700	TOPPAN Holdings Inc	130,893
54,839	Transurban Group	512,436
14,620	Treasury Wine Estates Ltd	107,567
2,094	UCB SA	182,537

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
7,100	Unicharm Corp	$ 256,788
44,405	Unilever PLC	2,149,406
832,000	United Laboratories International Holdings Ltd	747,395
1,123,943	WH Group Ltd(a)	725,842
29,400	Wilmar International Ltd	79,421
11,910	Wise PLC Class A(b)	132,426
22,165	Woolworths Group Ltd	562,325
4,131	Worldline SA(a)(b)	71,838
4,700	Yakult Honsha Co Ltd	105,504
		137,525,217
Diversified — 0.03%
2,800	Jardine Matheson Holdings Ltd	119,000
7,500	Swire Pacific Ltd Class A	63,522
		182,522
Energy — 4.77%
5,641	Aker BP ASA	163,858
4,740	Ampol Ltd	116,818
22,364	APA Group	130,148
574,200	Beach Energy Ltd	626,903
453,887	BP PLC	2,690,383
731	Corp ACCIONA Energias Renovables SA	22,687
1,819	DCC PLC	133,797
191,200	ENEOS Holdings Inc	758,344
97,346	Eni SpA	1,651,121
49,024	Equinor ASA	1,553,667
7,950	Galp Energia SGPS SA	116,974
18,000	Idemitsu Kosan Co Ltd	97,748
57,200	Inpex Corp	765,436
7,537	Neste OYJ	267,938
217,200	New Hope Corp Ltd	764,357
15,646	OMV AG	686,431
113,811	Repsol SA	1,688,261
23,800	Rubis SCA	592,080
57,499	Santos Ltd	298,966
624,189	Seatrium Ltd(b)	55,735
219,116	Shell PLC	7,171,160
80,198	TotalEnergies SE	5,453,374
17,934	Vestas Wind Systems A/S(b)	567,463
204,700	Whitehaven Coal Ltd	1,038,799
34,033	Woodside Energy Group Ltd	718,662
		28,131,110
Financial — 19.27%
63,189	3i Group PLC	1,944,121
106,880	ABN AMRO Bank NV(a)	1,607,310
31,402	abrdn PLC	71,374
4,736	Admiral Group PLC	161,856
159,099	Aegon Ltd	925,007
3,448	AerCap Holdings NV(b)	256,255
16,974	Ageas SA	737,867
204,000	AIA Group Ltd	1,775,388
25,916	AIB Group PLC	110,992
10,463	Allianz SE	2,796,140
Shares		Fair Value
Financial — (continued)
1,167	Amundi SA(a)	$ 79,600
112,675	ANZ Group Holdings Ltd	1,990,744
15,903	ASR Nederland NV(b)	751,255
18,274	Assicurazioni Generali SpA	386,084
3,324	ASX Ltd	142,809
82,132	Aviva PLC	454,367
62,264	AXA SA	2,033,317
813	Azrieli Group Ltd	52,585
2,967	Baloise Holding AG	465,191
225,145	Banco Bilbao Vizcaya Argentaria SA	2,052,026
19,887	Banco BPM SpA	105,380
538,426	Banco Santander SA	2,252,061
20,980	Bank Hapoalim BM	188,475
28,424	Bank Leumi Le-Israel BM	228,751
106,535	Bank of Ireland Group PLC	967,171
545	Banque Cantonale Vaudoise	70,288
273,088	Barclays PLC	534,655
12,700	BAWAG Group AG(a)	672,097
37,756	BNP Paribas SA	2,621,987
62,000	BOC Hong Kong Holdings Ltd	168,425
70,205	CaixaBank SA	289,127
69,900	CapitaLand Ascendas REIT	160,251
91,977	CapitaLand Integrated Commercial Trust REIT(b)	143,373
47,800	Capitaland Investment Ltd	114,284
8,200	Chiba Bank Ltd(b)	59,078
33,000	CK Asset Holdings Ltd	165,630
19,492	Commerzbank AG	231,677
29,769	Commonwealth Bank of Australia	2,268,904
9,466	Computershare Ltd	157,660
16,700	Concordia Financial Group Ltd	76,121
924	Covivio SA REIT	49,720
65,775	Credit Agricole SA	935,099
34,300	Credit Saison Co Ltd	630,265
16,300	Dai-ichi Life Holdings Inc	345,771
1,200	Daito Trust Construction Co Ltd	138,896
39	Daiwa House Investment Corp REIT	69,545
25,800	Daiwa Securities Group Inc	173,174
43,618	Danske Bank A/S	1,165,966
67,800	DBS Group Holdings Ltd	1,714,583
116,091	Deutsche Bank AG	1,584,766
3,375	Deutsche Boerse AG	695,029
21,819	Dexus REIT	114,029
60,066	DNB Bank ASA	1,277,078
6,762	EQT AB	191,457
21,253	Erste Group Bank AG	860,849
34,400	ESR Group Ltd(a)	47,574
889	Eurazeo SE	70,688
1,583	Euronext NV(a)	137,573
1,578	EXOR NV	157,954
13,422	Fastighets AB Balder Class B(b)	95,187
11,912	FinecoBank Banca Fineco SpA	179,206
1,000	Futu Holdings Ltd ADR(b)	54,630
821	Gecina SA REIT	99,948

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Financial — (continued)
3,313	Gjensidige Forsikring ASA	$ 61,137
71	GLP J-REIT	70,676
29,325	Goodman Group REIT	504,884
30,029	GPT Group REIT	94,770
1,697	Groupe Bruxelles Lambert NV	133,643
134,400	Gunma Bank Ltd	656,197
34,000	Hang Lung Properties Ltd	47,271
12,700	Hang Seng Bank Ltd	148,278
1,120	Hannover Rueck SE	267,796
6,886	Hargreaves Lansdown PLC	64,339
338,000	Helia Group Ltd	1,002,577
1,277	Helvetia Holding AG	176,082
24,000	Henderson Land Development Co Ltd	73,906
21,600	Hong Kong Exchanges & Clearing Ltd	740,886
17,300	Hongkong Land Holdings Ltd	57,436
597,649	HSBC Holdings PLC	4,834,194
7,300	Hulic Co Ltd(b)	76,257
2,036	Industrivarden AB Class A	66,565
2,429	Industrivarden AB Class C(b)	79,258
126,328	ING Groep NV	1,894,227
42,006	Insurance Australia Group Ltd(b)	162,369
120,000	Intermediate Capital Group PLC	2,562,849
278,186	Intesa Sanpaolo SpA	814,080
94,800	Investec PLC	640,884
30,740	Investor AB Class B	712,852
23,331	Israel Discount Bank Ltd Class A	116,819
16,500	Jaccs Co Ltd	605,959
9,200	Japan Exchange Group Inc	194,171
110	Japan Metropolitan Fund Invest REIT	79,398
26,200	Japan Post Bank Co Ltd	266,636
171,300	Japan Post Holdings Co Ltd	1,529,275
3,300	Japan Post Insurance Co Ltd	58,577
24	Japan Real Estate Investment Corp REIT	99,287
12,448	Julius Baer Group Ltd	698,309
4,520	KBC Group NV	293,344
70	KDX Realty Investment Corp REIT(b)	79,732
3,748	Klepierre SA REIT	102,323
1,231	L E Lundbergforetagen AB Class B	67,036
14,023	Land Securities Group PLC REIT	125,812
1,545	LEG Immobilien SE(b)	135,202
220,345	Legal & General Group PLC	703,873
45,167	Link REIT	253,615
2,246,067	Lloyds Banking Group PLC	1,362,178
7,397	London Stock Exchange Group PLC	874,221
41,933	M&G PLC	118,622
26,614	Macquarie Group Ltd	3,331,586
230,800	Mapfre SA	495,994
52,506	Mapletree Logistics Trust REIT	69,134
Shares		Fair Value
Financial — (continued)
53,800	Mapletree Pan Asia Commercial Trust REIT	$ 63,917
49,900	McMillan Shakespeare Ltd	542,563
59,348	Mediobanca Banca di Credito Finanziario SpA	735,425
60,700	Mercialys SA REIT	667,139
78,534	Mirvac Group REIT	111,725
20,300	Mitsubishi Estate Co Ltd	278,274
154,700	Mitsubishi HC Capital Inc	1,036,460
327,500	Mitsubishi UFJ Financial Group Inc	2,810,650
16,000	Mitsui Fudosan Co Ltd	391,195
3,059	Mizrahi Tefahot Bank Ltd(b)	118,420
99,000	Mizuho Financial Group Inc	1,688,724
7,600	MS&AD Insurance Group Holdings Inc	298,823
2,424	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,005,507
55,571	National Australia Bank Ltd	1,161,483
234,153	NatWest Group PLC	651,913
29,000	New World Development Co Ltd	44,965
26	Nippon Building Fund Inc REIT	112,551
35	Nippon Prologis Inc REIT	67,297
35,177	NN Group NV	1,390,223
51,300	Nomura Holdings Inc	231,033
2,500	Nomura Real Estate Holdings Inc	65,601
65	Nomura Real Estate Master Fund Inc REIT	76,020
119,248	Nordea Bank Abp	1,480,392
74,800	ORIX Corp	1,404,833
60,800	Oversea-Chinese Banking Corp Ltd	598,236
400	Partners Group Holding AG	578,381
15,417	Phoenix Group Holdings PLC	104,937
49,718	Prudential PLC	560,826
25,907	QBE Insurance Group Ltd	262,505
979	REA Group Ltd	120,720
35,100	Resona Holdings Inc	177,934
18,800	Ricoh Leasing Co Ltd(b)	646,122
3,492	Sagax AB Class B	96,116
7,719	Sampo OYJ Class A	338,187
4,600	SBI Holdings Inc	103,239
88,751	Scentre Group REIT	180,733
12,142	Schroders PLC	66,374
19,437	Segro PLC REIT	219,146
7,500	Shizuoka Financial Group Inc	63,420
16,600	Singapore Exchange Ltd	123,494
57,735	Sino Land Co Ltd	62,786
28,563	Skandinaviska Enskilda Banken AB Class A	394,189
32,866	Societe Generale SA	874,409
260	Sofina SA	64,825
5,500	Sompo Holdings Inc	269,106
11,321	St James's Place PLC	98,467
119,167	Standard Chartered PLC	1,010,964
267,891	Stockland REIT(b)	812,415

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Financial — (continued)
43,600	Sumitomo Mitsui Financial Group Inc	$ 2,121,569
12,400	Sumitomo Mitsui Trust Holdings Inc	237,483
4,900	Sumitomo Realty & Development Co Ltd	145,207
26,500	Sun Hung Kai Properties Ltd	286,766
23,373	Suncorp Group Ltd	221,327
92,533	Svenska Handelsbanken AB Class A	1,005,597
49,186	Swedbank AB Class A	994,426
29,200	Swire Properties Ltd	59,108
2,435	Swiss Life Holding AG	1,692,212
1,299	Swiss Prime Site AG	138,789
12,656	Swiss Re AG	1,424,186
5,500	Sydbank AS(b)	239,214
9,700	T&D Holdings Inc	153,992
963	Talanx AG	68,821
32,200	Tokio Marine Holdings Inc	801,812
6,270	Tryg A/S	136,449
131,310	UBS Group AG	4,078,697
2,275	Unibail-Rodamco-Westfield REIT(b)	168,267
76,025	UniCredit SpA	2,070,133
43,100	UnipolSai Assicurazioni SpA	107,700
58,500	United Overseas Bank Ltd	1,262,618
5,600	UOL Group Ltd(b)	26,603
1,400	Valiant Holding AG(b)	158,858
58,841	Vicinity Ltd REIT	81,737
13,406	Vonovia SE	421,239
3,392	Warehouses De Pauw CVA REIT	106,774
4,657	Washington H Soul Pattinson & Co Ltd(b)	104,036
62,321	Westpac Banking Corp	972,362
19,000	Wharf Holdings Ltd	61,207
32,000	Wharf Real Estate Investment Co Ltd	108,175
2,599	Zurich Insurance Group AG	1,358,828
		113,740,042
Industrial — 14.72%
28,412	ABB Ltd	1,261,441
412	Acciona SA	60,665
3,542	ACS Actividades de Construccion y Servicios SA	157,317
1,366	Aena SME SA(a)	247,944
719	Aeroports de Paris SA(b)	93,294
12,300	AGC Inc	455,892
10,528	Airbus SE	1,626,450
5,421	Alfa Laval AB	217,025
6,147	Alstom SA	82,894
58,900	Amada Co Ltd	612,270
60	AP Moller - Maersk A/S Class A	106,578
92	AP Moller - Maersk A/S Class B	165,602
17,885	Assa Abloy AB Class B	515,431
47,704	Atlas Copco AB Class A	821,993
Shares		Fair Value
Industrial — (continued)
27,166	Atlas Copco AB Class B	$ 403,038
22,950	Auckland International Airport Ltd	127,669
28,653	Aurizon Holdings Ltd	74,181
1,800	Azbil Corp	59,368
52,696	BAE Systems PLC	745,575
140,200	Balfour Beatty PLC	590,187
5,999	Beijer Ref AB	80,500
3,600	Bekaert SA	185,030
14,700	Bilfinger SE	565,280
30,421	Bouygues SA	1,147,759
102,500	bpost SA	527,753
38,500	Brother Industries Ltd	613,113
1,600	Bucher Industries AG	672,577
12,000	Cargotec OYJ Class B	699,994
9,941	Cellnex Telecom SA(a)	391,406
12,800	Central Japan Railway Co	324,868
15,600	Cia de Distribucion Integral Logista Holdings SA	421,898
35,744	Cie de Saint-Gobain SA	2,636,019
9,500	CK Infrastructure Holdings Ltd	52,575
47,600	CNH Industrial NV	583,721
12,565	CRH PLC	864,394
16,500	D/S Norden A/S	784,735
6,000	Daifuku Co Ltd	120,984
4,700	Daikin Industries Ltd	762,434
378	Dassault Aviation SA	74,893
47,714	Deutsche Post AG	2,361,650
10,000	Dfds A/S	330,223
161,100	DS Smith PLC	630,190
22,369	DSV A/S	3,930,385
5,400	East Japan Railway Co	310,839
1,373	Eiffage SA	147,392
520	Elbit Systems Ltd	110,287
11,271	Epiroc AB Class A	226,873
7,219	Epiroc AB Class B	126,605
17,000	FANUC Corp	498,935
8,906	Ferrovial SE	325,076
480,200	Firstgroup PLC	1,070,561
400	Forbo Holding AG	502,068
2,400	Fuji Electric Co Ltd	102,869
102,700	Fujikura Ltd	787,101
2,797	GEA Group AG(b)	116,283
588	Geberit AG	377,448
6,840	Getlink SE	125,274
6,652	Halma PLC	193,328
3,800	Hankyu Hanshin Holdings Inc(b)	120,763
78,500	Hazama Ando Corp	620,026
15,083	Heidelberg Materials AG	1,348,239
37,140	Hexagon AB Class B	446,100
700	Hirose Electric Co Ltd	79,057
1,900	Hitachi Construction Machinery Co Ltd	50,015
16,500	Hitachi Ltd	1,186,841
37,857	Holcim AG	2,973,343
48,200	Hosiden Corp	586,504
6,300	Hoya Corp	784,597
5,015	Husqvarna AB Class B	41,366

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Industrial — (continued)
2,000	Ibiden Co Ltd	$ 110,331
5,279	Indutrade AB	137,584
5,403	Infrastrutture Wireless Italiane SpA(a)	68,407
900	Interroll Holding AG	2,860,034
2,478	Investment AB Latour Class B	64,642
8,023	James Hardie Industries PLC(b)	309,334
3,500	JSR Corp	99,590
21,500	Jungheinrich AG	787,197
13,300	Kaga Electronics Co Ltd(b)	576,325
7,700	Kajima Corp	128,391
10,500	Kamigumi Co Ltd	250,222
2,900	Kawasaki Kisen Kaisha Ltd	124,110
2,100	Keisei Electric Railway Co Ltd	99,100
24,300	Keppel Ltd	130,025
3,500	Keyence Corp	1,537,748
2,670	Kingspan Group PLC	230,755
2,800	Kintetsu Group Holdings Co Ltd	88,715
1,071	Knorr-Bremse AG	69,171
52,500	Komatsu Ltd	1,366,225
6,113	Kone OYJ Class B	305,779
19,800	Konecranes OYJ	893,226
1,587	Kongsberg Gruppen ASA	72,654
18,300	Kubota Corp	274,646
975	Kuehne + Nagel International AG	336,470
22,800	Kyocera Corp	331,970
4,759	Legrand SA	495,584
41,611	Leonardo SpA	687,542
4,100	Makita Corp	112,772
22,812	Melrose Industries PLC	164,836
63,600	Metsa Board OYJ Class B(b)	506,093
12,021	Metso OYJ	122,036
6,900	MINEBEA MITSUMI Inc	141,229
4,500	MISUMI Group Inc	75,977
34,400	Mitsubishi Electric Corp	486,557
5,900	Mitsubishi Heavy Industries Ltd	343,522
6,100	Mitsui OSK Lines Ltd	195,019
28,500	MTR Corp Ltd	110,618
13,023	MTU Aero Engines AG	2,805,744
30,900	Murata Manufacturing Co Ltd	652,978
28,789	Nibe Industrier AB Class B	202,168
7,200	Nidec Corp	290,211
9,800	Nippon Express Holdings Inc	556,052
9,200	Nippon Yusen KK	284,128
11,500	Obayashi Corp	99,342
6,500	Odakyu Electric Railway Co Ltd	98,981
3,400	Omron Corp	158,212
9,317	Orica Ltd	101,278
3,000	Per Aarsleff Holding A/S	143,275
9,763	Poste Italiane SpA(a)	110,973
4,642	Prysmian SpA	211,605
90,500	QinetiQ Group PLC	356,051
779	Rheinmetall AG	247,049
3,100	ROCKWOOL A/S Class B	906,975
150,203	Rolls-Royce Holdings PLC(b)	572,738
1,324	Saab AB Class B	79,789
Shares		Fair Value
Industrial — (continued)
6,070	Safran SA	$ 1,070,202
19,418	Sandvik AB	421,863
5,200	Sankyu Inc(b)	190,600
1,190	Schindler Holding AG	291,755
9,664	Schneider Electric SE	1,945,419
34,500	Seino Holdings Co Ltd	522,520
5,200	SG Holdings Co Ltd	74,547
4,400	Shimadzu Corp	122,685
9,300	Shimizu Corp	61,690
13,497	Siemens AG	2,532,158
9,503	Siemens Energy AG(b)	125,594
144,945	SIG Group AG	3,338,231
19,500	Signify NV(a)	653,955
11,707	Sika AG	3,817,374
23,300	Singapore Technologies Engineering Ltd	68,612
30,000	SITC International Holdings Co Ltd	51,781
5,851	Skanska AB Class B	106,006
65,982	SKF AB Class B	1,322,316
1,000	SMC Corp	534,936
6,291	Smiths Group PLC	141,164
1,279	Spirax-Sarco Engineering PLC	171,043
9,915	Stora Enso OYJ Class R	137,378
24,700	Sumitomo Heavy Industries Ltd	620,838
9,891	Svenska Cellulosa AB SCA Class B	148,587
3,200	Taisei Corp	109,273
6,900	TDK Corp	327,228
23,000	Techtronic Industries Co Ltd	274,047
7,701	Tenaris SA	133,945
1,883	Thales SA	278,821
3,000	Tobu Railway Co Ltd	80,488
7,800	Tokyu Corp	95,106
2,200	TOTO Ltd	57,793
23,400	Tsubakimoto Chain Co(b)	669,847
451	VAT Group AG(a)	226,518
16,600	Verallia SA(a)	639,544
9,016	Vinci SA	1,134,619
8,905	Wartsila OYJ Abp	129,420
3,900	West Japan Railway Co	162,507
21,500	Wienerberger AG	716,353
31,000	Xinyi Glass Holdings Ltd	34,819
4,400	Yamato Holdings Co Ltd	81,195
4,200	Yaskawa Electric Corp	174,812
3,300	Yokogawa Electric Corp	62,726
		86,877,285
Technology — 7.44%
13,800	Advantest Corp	464,999
851	ASM International NV	442,923
10,360	ASML Holding NV	7,820,617
2,000	BayCurrent Consulting Inc	70,012
1,363	BE Semiconductor Industries NV	205,780
1,240	Bechtle AG	62,108
29,800	Bell System24 Holdings Inc	369,183
17,800	Canon Inc	456,636

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Technology — (continued)
3,300	Capcom Co Ltd	$ 106,493
2,807	Capgemini SE	586,638
1,696	Check Point Software Technologies Ltd(b)	259,132
21,000	Computacenter PLC(b)	745,766
10,717	CyberArk Software Ltd(b)	2,347,559
11,613	Dassault Systemes SE	568,424
13,600	Disco Corp	3,358,749
34,100	Ferrotec Holdings Corp	640,057
3,100	Fujitsu Ltd	466,531
1,729	Global-e Online Ltd(b)	68,520
2,600	Hamamatsu Photonics KK	106,672
37,200	Indra Sistemas SA	576,165
47,593	Infineon Technologies AG	1,987,604
140,000	Keywords Studios PLC	2,964,068
25,000	Kinaxis Inc(b)	2,805,743
2,400	Koei Tecmo Holdings Co Ltd	27,341
1,900	Konami Group Corp	99,253
1,300	Lasertec Corp(b)	341,285
3,012	Logitech International SA	286,406
18,500	Monday.com Ltd(b)	3,474,485
4,400	NEC Corp	259,979
957	Nemetschek SE	82,622
5,500	Nexon Co Ltd	100,040
6,700	Nomura Research Institute Ltd	194,586
10,000	NTT Data Group Corp	141,357
1,300	Obic Co Ltd	223,672
800	Oracle Corp Japan	61,583
2,300	Otsuka Corp	94,656
341,000	PAX Global Technology Ltd	264,159
25,200	Renesas Electronics Corp(b)	450,600
80,500	Ricoh Co Ltd	616,512
5,400	Rohm Co Ltd	103,090
18,690	Sage Group PLC	278,900
18,545	SAP SE	2,854,470
3,000	SCSK Corp	59,395
53,800	Seiko Epson Corp	803,284
800	Sopra Steria Group SACA	175,214
1,700	Square Enix Holdings Co Ltd	60,945
40,139	STMicroelectronics NV	2,013,328
7,000	SUMCO Corp	104,714
968	Teleperformance SE	141,722
1,003	Temenos AG	93,468
3,800	TietoEVRY OYJ(b)	90,523
3,100	TIS Inc(b)	68,136
8,300	Tokyo Electron Ltd	1,475,241
7,000	Tokyo Seimitsu Co Ltd(b)	429,306
5,100	u-blox Holding AG	606,077
3,077	WiseTech Global Ltd	157,710
2,714	Xero Ltd(b)	207,047
		43,921,485
Utilities — 2.26%
317,900	A2A SpA	652,989
384	BKW AG	68,301
93,538	Centrica PLC	167,626
10,100	Chubu Electric Power Co Inc	130,405
30,500	CLP Holdings Ltd	251,995
Shares		Fair Value
Utilities — (continued)
102,600	Drax Group PLC	$ 640,294
38,964	E.ON SE	523,483
56,572	EDP - Energias de Portugal SA	284,726
5,541	EDP Renovaveis SA	113,431
502	Elia Group SA	62,838
3,726	Enagas SA	62,855
5,465	Endesa SA	111,492
144,446	Enel SpA(b)	1,074,649
131,003	Engie SA	2,307,783
8,648	Fortum OYJ(b)	124,913
194,000	Hong Kong & China Gas Co Ltd	148,756
107,141	Iberdrola SA(b)	1,405,342
260,400	Iren SpA	568,425
12,400	Kansai Electric Power Co Inc	164,574
12,456	Mercury NZ Ltd	51,969
20,561	Meridian Energy Ltd	71,999
66,705	National Grid PLC	898,176
2,019	Naturgy Energy Group SA	60,221
33,003	Origin Energy Ltd	190,450
3,522	Orsted AS(a)	195,248
6,900	Osaka Gas Co Ltd	144,034
25,000	Power Assets Holdings Ltd	144,943
7,372	Redeia Corp SA	121,480
11,228	RWE AG	511,018
19,500	Sembcorp Industries Ltd	78,380
4,982	Severn Trent PLC	163,767
33,887	Snam SpA	174,345
19,659	SSE PLC	463,945
25,797	Terna - Rete Elettrica Nazionale	215,215
27,400	Tokyo Electric Power Co Holdings Inc(b)	143,387
7,100	Tokyo Gas Co Ltd	162,864
12,840	United Utilities Group PLC	173,364
12,508	Veolia Environnement SA	395,335
1,215	Verbund AG	112,596
		13,337,613
TOTAL COMMON STOCK — 97.08% (Cost $529,744,448)		$572,993,398
PREFERRED STOCK
Consumer, Cyclical — 0.41%
1,144	Bayerische Motoren Werke AG	113,831
2,154	Dr Ing hc F Porsche AG	189,718
2,518	Porsche Automobil Holding SE	128,674
99,600	Schaeffler AG	615,700
10,962	Volkswagen AG	1,351,133
		2,399,056
Consumer, Non-Cyclical — 0.04%
3,082	Henkel AG & Co KGaA	247,922

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Industrial — 0.03%
473	Sartorius AG	$ 173,695
TOTAL PREFERRED STOCK — 0.48% (Cost $3,106,331)		$ 2,820,673
Principal Amount
SHORT TERM INVESTMENTS
U.S. Treasury Bonds and Notes — 0.43%
$2,528,900	U.S. Treasury Bills(d) 5.28%, 02/22/2024	2,509,021
TOTAL SHORT TERM INVESTMENTS — 0.43% (Cost $2,509,021)		$ 2,509,021
TOTAL INVESTMENTS — 97.99% (Cost $535,359,800)		$578,323,092
OTHER ASSETS & LIABILITIES, NET — 2.01%		$ 11,874,255
TOTAL NET ASSETS — 100.00%		$590,197,347
(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	Security is fair valued using significant unobservable inputs.
(d)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At December 31, 2023 the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts	Notional Amount (000)		Expiration Date	Fair Value and Net Unrealized Appreciation
Long
MSCI EAFE Index Futures	66	USD	7,433	Mar 2024	$176,060
				Net Appreciation	$176,060
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of December 31, 2023
At December 31, 2023 the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
CGM	USD	9,583	AUD	13,983	02/13/2024	$40
CGM	USD	2,562	AUD	3,738	02/23/2024	11
CGM	USD	9,710	AUD	14,162	02/29/2024	41
CGM	USD	3,455	AUD	5,037	03/14/2024	14
CGM	USD	2,580	EUR	2,322	01/02/2024	16
CGM	USD	19,116	EUR	17,509	02/02/2024	(241)
CGM	USD	2,950	GBP	2,328	01/10/2024	(18)
CGM	USD	27,455	GBP	22,012	01/11/2024	(606)
CGM	USD	8,904	GBP	7,060	01/12/2024	(96)
CGM	USD	30,294	GBP	23,908	02/01/2024	(188)
CGM	USD	3,361	GBP	2,631	02/02/2024	7
CGM	USD	3,357	JPY	471,537	03/25/2024	(33)
CGM	USD	21,337	JPY	2,996,165	03/27/2024	(210)
CGM	USD	37,414	JPY	5,252,787	03/28/2024	(368)
MEL	USD	137,078	CHF	123,500	01/11/2024	(9,971)
MEL	USD	147,898	EUR	139,900	01/11/2024	(6,631)
MEL	USD	20,216	JPY	3,000,000	02/21/2024	(1,238)
					Net Depreciation	$(19,471)
Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro Dollar
GBP	British Pound
JPY	Japanese Yen
USD	U.S. Dollar
Counterparty Abbreviations
CGM	Citigroup Global Markets
MEL	Mellon Capital
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of December 31, 2023
Summary of Investments by Country as of December 31, 2023.
Country	Fair Value	Percentage of Fund Investments
Japan	$120,207,065	20.78%
United Kingdom	74,817,908	12.94
Switzerland	68,891,453	11.91
France	57,581,253	9.96
Germany	52,204,379	9.03
Australia	41,613,829	7.20
Netherlands	24,533,806	4.24
Denmark	20,935,523	3.62
Sweden	16,545,669	2.86
Spain	15,038,920	2.60
Italy	12,484,233	2.16
Israel	11,117,194	1.92
Hong Kong	9,970,979	1.72
Ireland	9,950,170	1.72
Singapore	7,105,826	1.23
Finland	6,548,012	1.13
Norway	5,651,988	0.98
Canada	5,298,543	0.92
Belgium	4,314,012	0.75
Austria	3,119,484	0.54
United States	2,509,021	0.43
Uruguay	1,885,848	0.33
Indonesia	1,522,381	0.26
Portugal	1,105,094	0.19
Jordan	912,025	0.16
New Zealand	722,528	0.12
South Africa	640,884	0.11
Luxembourg	550,105	0.09
Malta	264,664	0.05
Chile	162,027	0.03
Macau	118,249	0.02
United Arab Emirates	20	0.00
Total	$578,323,092	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.54%
1,876	Air Products & Chemicals Inc	$ 513,649
991	Albemarle Corp	143,180
9,036	Ashland Inc	761,825
14,961	Cabot Corp	1,249,244
828	Celanese Corp	128,646
1,673	CF Industries Holdings Inc	133,004
5,758	Dow Inc	315,769
23,691	DuPont de Nemours Inc	1,822,549
12,453	Eastman Chemical Co	1,118,528
2,136	Ecolab Inc	423,676
101,157	Ecovyst Inc(a)	988,304
1,248	FMC Corp	78,686
77,234	Freeport-McMoRan Inc	3,287,851
2,141	International Flavors & Fragrances Inc	173,357
2,857	International Paper Co	103,281
4,152	Linde PLC	1,705,268
2,290	LyondellBasell Industries NV Class A	217,733
2,744	Mosaic Co	98,043
9,761	Newmont Corp	404,008
2,058	Nucor Corp	358,174
12,030	PPG Industries Inc	1,799,086
4,634	Rogers Corp(a)	612,012
1,987	Sherwin-Williams Co	619,745
1,300	Steel Dynamics Inc	153,530
16,611	Worthington Steel Inc(a)	466,769
		17,675,917
Communications — 11.08%
5,537	Airbnb Inc Class A(a)	753,807
50,324	Alphabet Inc Class A(a)	7,029,760
62,612	Alphabet Inc Class C(a)	8,823,909
112,065	Amazon.com Inc(a)	17,027,156
4,582	Arista Networks Inc(a)	1,079,107
60,823	AT&T Inc	1,020,610
303	Booking Holdings Inc(a)	1,074,808
1,198	CDW Corp	272,329
4,935	Charter Communications Inc Class A(a)	1,918,136
34,534	Cisco Systems Inc	1,744,658
60,693	Comcast Corp Class A	2,661,388
6,650	Corning Inc	202,492
4,440	DoorDash Inc Class A(a)	439,072
4,667	eBay Inc	203,574
1,234	Etsy Inc(a)	100,016
1,198	Expedia Group Inc(a)	181,844
580	F5 Inc(a)	103,808
340	FactSet Research Systems Inc	162,197
2,486	Fox Corp Class A	73,760
1,481	Fox Corp Class B	40,950
5,273	Gen Digital Inc	120,330
3,122	Interpublic Group of Cos Inc	101,902
3,121	Juniper Networks Inc	92,007
2,596	Match Group Inc(a)	94,754
756	MercadoLibre Inc(a)	1,188,084
33,663	Meta Platforms Inc Class A(a)	11,915,355
Shares		Fair Value
Communications — (continued)
1,373	Motorola Solutions Inc	$ 429,873
7,869	Netflix Inc(a)	3,831,259
3,456	News Corp Class A	84,845
1,336	News Corp Class B	34,362
1,732	Omnicom Group Inc	149,835
4,490	Palo Alto Networks Inc(a)	1,324,011
5,146	Paramount Global Class B	76,109
14,486	Shopify Inc Class A(a)	1,128,459
1,347	Spotify Technology SA(a)	253,115
17,054	T-Mobile US Inc	2,734,268
7,093	Trade Desk Inc Class A(a)	510,412
42,653	Uber Technologies Inc(a)	2,626,145
36,410	United States Cellular Corp(a)	1,512,471
761	VeriSign Inc(a)	156,736
35,768	Verizon Communications Inc	1,348,454
73,908	Viavi Solutions Inc(a)	744,253
15,445	Walt Disney Co	1,394,529
19,212	Warner Bros Discovery Inc(a)	218,633
		76,983,582
Consumer, Cyclical — 9.32%
15,921	Academy Sports & Outdoors Inc	1,050,786
5,950	American Airlines Group Inc(a)	81,753
2,527	Aptiv PLC(a)	226,722
27,731	Atlanta Braves Holdings Inc Class C(a)	1,097,593
392	AutoZone Inc(a)	1,013,559
2,244	Bath & Body Works Inc	96,851
1,670	Best Buy Co Inc	130,728
13,205	BJ's Wholesale Club Holdings Inc(a)	880,245
8,102	Boot Barn Holdings Inc(a)	621,910
1,922	BorgWarner Inc	68,904
13,533	Brunswick Corp	1,309,318
2,111	Caesars Entertainment Inc(a)	98,964
1,487	CarMax Inc(a)	114,112
8,262	Carnival Corp(a)	153,177
629	Chipotle Mexican Grill Inc(a)	1,438,498
10,223	Churchill Downs Inc	1,379,389
7,263	Copart Inc(a)	355,887
3,770	Costco Wholesale Corp	2,488,502
11,904	Crocs Inc(a)	1,111,953
1,265	Cummins Inc	303,056
1,063	Darden Restaurants Inc	174,651
5,750	Delta Air Lines Inc	231,323
1,934	Dollar General Corp	262,927
1,871	Dollar Tree Inc(a)	265,776
289	Domino's Pizza Inc	119,134
5,548	DR Horton Inc	843,185
4,634	Fastenal Co	300,144
32,094	Ford Motor Co	391,226
75,750	General Motors Co	2,720,940
1,203	Genuine Parts Co	166,616
1,162	Hasbro Inc	59,332
10,757	Hilton Worldwide Holdings Inc	1,958,742
8,510	Home Depot Inc	2,949,140
18,694	KB Home	1,167,627

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Consumer, Cyclical — (continued)
2,805	Las Vegas Sands Corp	$ 138,034
2,256	Lennar Corp Class A	336,234
1,161	Live Nation Entertainment Inc(a)	108,670
2,252	LKQ Corp	107,623
8,270	Lowe's Cos Inc	1,840,488
959	Lululemon Athletica Inc(a)	490,327
6,493	Marriott International Inc Class A	1,464,236
6,201	McDonald's Corp	1,838,659
1,961	MGM Resorts International	87,617
79,453	MRC Global Inc(a)	874,778
10,369	NIKE Inc Class B	1,125,762
3,849	Norwegian Cruise Line Holdings Ltd(a)	77,134
29	NVR Inc(a)	203,013
1,892	O'Reilly Automotive Inc(a)	1,797,551
4,584	PACCAR Inc	447,628
327	Pool Corp	130,378
39,607	PulteGroup Inc	4,088,234
440	Ralph Lauren Corp	63,448
2,858	Ross Stores Inc	395,519
2,092	Royal Caribbean Cruises Ltd(a)	270,893
17,081	Skyline Champion Corp(a)	1,268,435
46,995	Southwest Airlines Co	1,357,216
13,679	Starbucks Corp	1,313,321
1,841	Tapestry Inc	67,767
13,073	Target Corp	1,861,857
31,062	Tesla Inc(a)	7,718,286
9,778	TJX Cos Inc	917,274
973	Tractor Supply Co	209,224
428	Ulta Beauty Inc(a)	209,716
2,696	United Airlines Holdings Inc(a)	111,237
1,831	VF Corp	34,423
14,210	VSE Corp	918,108
24,299	Wabash National Corp	622,540
6,375	Walgreens Boots Alliance Inc	166,451
33,240	Walmart Inc	5,240,286
482	Whirlpool Corp	58,693
929	WW Grainger Inc	769,853
959	Wynn Resorts Ltd	87,374
2,272	Yum! Brands Inc	296,860
		64,747,817
Consumer, Non-Cyclical — 19.37%
14,764	Abbott Laboratories	1,625,074
23,184	AbbVie Inc	3,592,824
2,373	Agilent Technologies Inc	329,918
141,930	Alight Inc Class A(a)	1,210,663
1,341	Align Technology Inc(a)	367,434
33,825	Alkermes PLC(a)	938,305
748	Alnylam Pharmaceuticals Inc(a)	143,175
46,483	Alta Equipment Group Inc	574,995
42,251	Altria Group Inc	1,704,405
4,550	Amgen Inc	1,310,491
26,529	Andersons Inc	1,526,479
16,748	ANI Pharmaceuticals Inc(a)	923,485
4,476	Archer-Daniels-Midland Co	323,257
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
29,545	AstraZeneca PLC Sponsored ADR	$ 1,989,856
3,505	Automatic Data Processing Inc	816,560
760	Avery Dennison Corp	153,642
4,389	Baxter International Inc	169,679
2,468	Becton Dickinson & Co	601,772
22,880	BellRing Brands Inc(a)	1,268,238
1,201	Biogen Inc(a)	310,783
158	Bio-Rad Laboratories Inc Class A(a)	51,017
1,272	Bio-Techne Corp	98,148
1,561	Block Inc(a)	120,743
35,984	Boston Scientific Corp(a)	2,080,235
17,583	Bristol-Myers Squibb Co	902,184
1,785	Brown-Forman Corp Class B	101,923
1,301	Bunge Global SA	131,336
1,765	Campbell Soup Co	76,301
2,275	Cardinal Health Inc	229,320
1,498	Catalent Inc(a)	67,305
9,276	Celsius Holdings Inc(a)	505,728
1,330	Cencora Inc	273,155
4,514	Centene Corp(a)	334,984
343	Charles River Laboratories International Inc(a)	81,085
2,152	Church & Dwight Co Inc	203,493
9,960	Cigna Group	2,982,522
757	Cintas Corp	456,214
1,103	Clorox Co	157,277
68,334	Coca-Cola Co	4,026,923
6,976	Colgate-Palmolive Co	556,057
10,593	Colliers International Group Inc(b)	1,340,226
4,000	Conagra Brands Inc	114,640
6,590	CONMED Corp	721,671
1,342	Constellation Brands Inc Class A	324,428
428	Cooper Cos Inc	161,972
37,462	Corteva Inc	1,795,179
3,261	CoStar Group Inc(a)	284,979
78,037	Custom Truck One Source Inc(a)	482,269
10,927	CVS Health Corp	862,796
5,562	Danaher Corp	1,286,713
578	DaVita Inc(a)	60,551
1,625	DENTSPLY SIRONA Inc	57,834
3,119	Dexcom Inc(a)	387,037
7,941	Edwards Lifesciences Corp(a)	605,501
2,004	Elevance Health Inc	945,006
12,790	Eli Lilly & Co	7,455,547
19,433	Embecta Corp	367,867
1,096	Equifax Inc	271,030
2,144	Estee Lauder Cos Inc Class A	313,560
10,469	Euronet Worldwide Inc(a)	1,062,499
7,538	Exact Sciences Corp(a)	557,661
631	FleetCor Technologies Inc(a)	178,327
703	Gartner Inc(a)	317,130
3,481	GE HealthCare Technologies Inc	269,151
4,844	General Mills Inc	315,538

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
10,600	Gilead Sciences Inc	$ 858,706
2,323	Global Payments Inc	295,021
2,279	HCA Healthcare Inc	616,880
1,204	Henry Schein Inc(a)	91,155
8,543	Herc Holdings Inc	1,271,967
1,339	Hershey Co	249,643
2,130	Hologic Inc(a)	152,188
2,866	Hormel Foods Corp	92,027
3,902	Humana Inc	1,786,375
682	IDEXX Laboratories Inc(a)	378,544
1,359	Illumina Inc(a)	189,227
1,722	Incyte Corp(a)	108,124
29,284	Inmode Ltd(a)	651,276
647	Insulet Corp(a)	140,386
3,891	Intuitive Surgical Inc(a)	1,312,668
1,501	IQVIA Holdings Inc(a)	347,301
3,330	J & J Snack Foods Corp	556,576
836	J M Smucker Co	105,654
19,773	John Wiley & Sons Inc Class A	627,595
20,488	Johnson & Johnson	3,211,289
2,211	Kellanova	123,617
52,049	Kenvue Inc	1,120,615
43,433	Keurig Dr Pepper Inc	1,447,188
2,843	Kimberly-Clark Corp	345,453
17,850	Korn Ferry	1,059,397
7,135	Kraft Heinz Co	263,852
5,901	Kroger Co	269,735
791	Laboratory Corp of America Holdings	179,786
1,211	Lamb Weston Holdings Inc	130,897
21,999	Lantheus Holdings Inc(a)	1,363,938
302	MarketAxess Holdings Inc	88,441
1,915	McCormick & Co Inc	131,024
9,322	McKesson Corp	4,315,900
11,326	Medtronic PLC	933,036
43,314	Merck & Co Inc	4,722,092
3,506	Moderna Inc(a)	348,672
514	Molina Healthcare Inc(a)	185,713
1,520	Molson Coors Beverage Co Class B	93,039
11,575	Mondelez International Inc Class A	838,377
10,559	Monster Beverage Corp(a)	608,304
1,306	Moody's Corp	510,071
56,097	Nomad Foods Ltd(a)	950,844
39,494	Option Care Health Inc(a)	1,330,553
29,426	Pacira BioSciences Inc(a)	992,833
9,260	PayPal Holdings Inc(a)	568,657
11,712	PepsiCo Inc	1,989,166
48,036	Pfizer Inc	1,382,956
13,202	Philip Morris International Inc	1,242,044
35,054	Procter & Gamble Co	5,136,813
32,410	Quanex Building Products Corp	990,774
3,272	Quanta Services Inc	706,098
948	Quest Diagnostics Inc	130,710
6,117	Regeneron Pharmaceuticals Inc(a)	5,372,500
1,314	ResMed Inc	226,034
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
1,033	Revvity Inc	$ 112,917
985	Robert Half Inc	86,601
2,780	Rollins Inc	121,403
2,732	S&P Global Inc	1,203,501
13,117	Sanofi SA	1,303,470
12,749	Spectrum Brands Holdings Inc	1,016,988
882	STERIS PLC	193,908
2,876	Stryker Corp	861,247
32,437	Supernus Pharmaceuticals Inc(a)	938,727
4,078	Sysco Corp	298,224
449	Teleflex Inc	111,954
21,354	Tenet Healthcare Corp(a)	1,613,722
7,894	Thermo Fisher Scientific Inc	4,190,056
2,401	Tyson Foods Inc Class A	129,054
9,004	UFP Technologies Inc(a)	1,549,048
5,342	United Rentals Inc	3,063,210
5,202	United Therapeutics Corp(a)	1,143,868
7,846	UnitedHealth Group Inc	4,130,684
572	Universal Health Services Inc Class B	87,196
23,374	V2X Inc(a)	1,085,489
1,179	Verisk Analytics Inc	281,616
2,196	Vertex Pharmaceuticals Inc(a)	893,530
30,967	Vestis Corp	654,642
9,742	Viatris Inc	105,506
523	Waters Corp(a)	172,187
654	West Pharmaceutical Services Inc	230,286
5,177	WEX Inc(a)	1,007,185
1,868	Zimmer Biomet Holdings Inc	227,336
3,917	Zoetis Inc	773,098
		134,584,481
Energy — 5.67%
33,188	Antero Resources Corp(a)	752,704
2,576	APA Corp	92,427
8,282	Baker Hughes Co	283,079
23,690	California Resources Corp	1,295,369
37,758	ChampionX Corp	1,102,911
2,008	Cheniere Energy Inc	342,786
15,095	Chevron Corp	2,251,570
33,156	ConocoPhillips	3,848,417
6,769	Coterra Energy Inc	172,745
34,233	Delek US Holdings Inc	883,211
5,094	Devon Energy Corp	230,758
1,598	Diamondback Energy Inc	247,818
1,218	Enphase Energy Inc(a)	160,947
4,953	EOG Resources Inc	599,065
3,223	EQT Corp	124,601
76,544	Exxon Mobil Corp	7,652,869
1,828	First Solar Inc(a)	314,928
7,452	Halliburton Co	269,390
2,431	Hess Corp	350,453
15,544	Kinder Morgan Inc	274,196
130,446	Kosmos Energy Ltd(a)	875,293
5,388	Marathon Oil Corp	130,174
3,372	Marathon Petroleum Corp	500,270

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Energy — (continued)
88,067	Newpark Resources Inc(a)	$ 584,765
40,443	Noble Corp PLC	1,947,735
52,400	Northern Oil & Gas Inc	1,942,468
5,811	Occidental Petroleum Corp	346,975
4,869	ONEOK Inc	341,901
3,703	Phillips 66	493,017
1,961	Pioneer Natural Resources Co	440,990
12,092	Schlumberger NV	629,268
65,196	Shell PLC	2,133,714
2,000	Targa Resources Corp	173,740
25,359	Tidewater Inc(a)	1,828,637
15,493	Valero Energy Corp	2,014,090
34,525	Weatherford International PLC(a)	3,377,581
10,646	Williams Cos Inc	370,800
		39,381,662
Financial — 15.03%
4,734	Aflac Inc	390,555
16,723	Agree Realty Corp REIT	1,052,713
1,391	Alexandria Real Estate Equities Inc REIT	176,337
2,112	Allstate Corp	295,638
4,949	American Express Co	927,146
34,293	American International Group Inc	2,323,351
9,014	American Tower Corp REIT	1,945,942
830	Ameriprise Financial Inc	315,259
28,665	Ameris Bancorp	1,520,678
1,719	Aon PLC Class A	500,263
17,326	Apollo Global Management Inc	1,614,610
2,973	Arch Capital Group Ltd(a)	220,805
1,789	Arthur J Gallagher & Co	402,310
527	Assurant Inc	88,794
3,754	Assured Guaranty Ltd	280,912
1,269	AvalonBay Communities Inc REIT	237,582
52,178	AXA SA	1,703,945
160,805	Bank of America Corp	5,414,304
6,300	Bank of New York Mellon Corp	327,915
15,515	Berkshire Hathaway Inc Class B(a)	5,533,580
1,194	BlackRock Inc	969,289
10,554	Blackstone Inc	1,381,730
1,327	Boston Properties Inc REIT	93,116
1,799	Brown & Brown Inc	127,927
43,260	Cadence Bank	1,280,063
726	Camden Property Trust REIT	72,085
12,918	Capital One Financial Corp	1,693,808
921	Cboe Global Markets Inc	164,454
2,769	CBRE Group Inc Class A(a)	257,766
51,914	Charles Schwab Corp	3,571,683
3,494	Chubb Ltd	789,644
1,401	Cincinnati Financial Corp	144,947
71,600	Citigroup Inc	3,683,104
3,980	Citizens Financial Group Inc	131,897
3,060	CME Group Inc	644,436
972	Comerica Inc	54,247
Shares		Fair Value
Financial — (continued)
3,619	Crown Castle Inc REIT	$ 416,873
2,501	Digital Realty Trust Inc REIT	336,585
2,233	Discover Financial Services	250,989
24,002	Employers Holdings Inc	945,679
793	Equinix Inc REIT	638,674
53,307	Equity Commonwealth REIT	1,023,494
2,971	Equity Residential REIT	181,706
546	Essex Property Trust Inc REIT	135,375
365	Everest Group Ltd	129,057
1,888	Extra Space Storage Inc REIT	302,703
10,288	Federal Agricultural Mortgage Corp Class C	1,967,271
680	Federal Realty Investment Trust REIT	70,074
5,152	Fifth Third Bancorp	177,692
2,164	Franklin Resources Inc	64,466
28,047	Gaming & Leisure Properties Inc REIT	1,384,119
860	Globe Life Inc	104,679
10,174	Goldman Sachs Group Inc	3,924,824
2,733	Hartford Financial Services Group Inc	219,679
5,416	Healthpeak Properties Inc REIT	107,237
69,487	Home BancShares Inc	1,760,106
61,237	Hope Bancorp Inc	739,743
6,685	Host Hotels & Resorts Inc REIT	130,157
13,621	Huntington Bancshares Inc	173,259
4,834	Intercontinental Exchange Inc	620,831
47,381	International Money Express Inc(a)	1,046,646
4,732	Invesco Ltd	84,419
4,901	Invitation Homes Inc REIT	167,173
2,608	Iron Mountain Inc REIT	182,508
33,443	JPMorgan Chase & Co	5,688,654
17,829	Kemper Corp	867,737
7,997	KeyCorp	115,157
4,307	Kimco Realty Corp REIT	91,782
1,596	Loews Corp	111,066
1,429	M&T Bank Corp	195,887
4,203	Marsh & McLennan Cos Inc	796,342
11,829	Mastercard Inc Class A	5,045,187
14,702	McGrath RentCorp	1,758,653
5,261	MetLife Inc	347,910
875	Mid-America Apartment Communities Inc REIT	117,653
14,413	Morgan Stanley	1,344,012
3,596	Nasdaq Inc	209,071
1,786	Northern Trust Corp	150,703
53,920	P10 Inc Class A	551,062
19,050	Pinnacle Financial Partners Inc	1,661,541
17,914	PNC Financial Services Group Inc	2,773,983
19,364	Popular Inc	1,589,204
24,504	Postal Realty Trust Inc Class A REIT	356,778
1,988	Principal Financial Group Inc	156,396
4,980	Progressive Corp	793,214

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Financial — (continued)
7,861	Prologis Inc REIT	$ 1,047,871
19,604	Prosperity Bancshares Inc	1,327,779
2,950	Prudential Financial Inc	305,945
1,381	Public Storage REIT	421,205
1,658	Raymond James Financial Inc	184,867
5,824	Realty Income Corp REIT	334,414
1,103	Regency Centers Corp REIT	73,901
8,839	Regions Financial Corp	171,300
930	SBA Communications Corp REIT	235,932
2,683	Simon Property Group Inc REIT	382,703
17,207	SouthState Corp	1,453,131
35,757	STAG Industrial Inc REIT	1,403,820
15,110	State Street Corp	1,170,421
17,801	Stifel Financial Corp	1,230,939
3,703	Synchrony Financial	141,418
2,005	T Rowe Price Group Inc	215,918
1,899	Travelers Cos Inc	361,741
11,056	Truist Financial Corp	408,188
2,109	UDR Inc REIT	80,754
12,960	US Bancorp	560,909
3,520	Ventas Inc REIT	175,437
9,058	VICI Properties Inc REIT	288,769
13,671	Visa Inc Class A	3,559,245
39,891	Vornado Realty Trust REIT	1,126,921
1,707	W R Berkley Corp	120,719
31,129	Wells Fargo & Co	1,532,169
4,788	Welltower Inc REIT	431,734
6,532	Weyerhaeuser Co REIT	227,118
909	Willis Towers Watson PLC	219,251
19,709	Wintrust Financial Corp	1,828,010
20,652	WSFS Financial Corp	948,546
1,621	Zions Bancorp NA	71,113
		104,383,033
Industrial — 11.22%
4,571	3M Co	499,702
1,218	A O Smith Corp	100,412
13,903	Albany International Corp Class A	1,365,553
869	Allegion PLC	110,094
12,475	Amcor PLC	120,259
1,870	AMETEK Inc	308,344
12,345	Amphenol Corp Class A	1,223,760
20,310	Arcosa Inc	1,678,418
7,418	Atkore Inc(a)	1,186,880
603	Axon Enterprise Inc(a)	155,773
20,875	Ball Corp	1,200,730
16,162	Bel Fuse Inc Class B	1,079,137
4,824	Boeing Co(a)	1,257,424
1,076	Builders FirstSource Inc(a)	179,627
7,326	Carrier Global Corp	420,879
4,313	Caterpillar Inc	1,275,225
39,477	CECO Environmental Corp(a)	800,594
996	CH Robinson Worldwide Inc	86,044
11,643	Clean Harbors Inc(a)	2,031,820
21,528	Columbus McKinnon Corp	840,023
Shares		Fair Value
Industrial — (continued)
28,259	CRH PLC	$ 1,954,392
2,725	CSW Industrials Inc	565,192
16,920	CSX Corp	586,616
3,571	Deere & Co	1,427,936
1,212	Dover Corp	186,418
8,574	Eaton Corp PLC	2,064,791
4,776	Emerson Electric Co	464,848
1,249	Expeditors International of Washington Inc	158,873
11,972	FedEx Corp	3,028,557
3,110	Fortive Corp	228,989
1,297	Garmin Ltd	166,716
64,014	Genco Shipping & Trading Ltd	1,061,992
545	Generac Holdings Inc(a)	70,436
1,896	General Dynamics Corp	492,334
9,189	General Electric Co	1,172,792
21,605	Griffon Corp	1,316,825
12,905	Honeywell International Inc	2,706,308
3,499	Howmet Aerospace Inc	189,366
473	Hubbell Inc	155,584
394	Huntington Ingalls Industries Inc	102,298
669	IDEX Corp	145,247
2,324	Illinois Tool Works Inc	608,749
28,849	Ingersoll Rand Inc	2,231,182
20,863	International Seaways Inc	948,849
4,278	Jabil Inc	545,017
1,112	Jacobs Solutions Inc	144,338
77,050	Janus International Group Inc(a)	1,005,502
726	JB Hunt Transport Services Inc	145,011
27,596	Johnson Controls International PLC	1,590,633
7,801	Kadant Inc	2,186,698
1,594	Keysight Technologies Inc(a)	253,589
23,872	Knife River Corp(a)	1,579,849
1,529	L3Harris Technologies Inc	322,038
59,795	Leonardo DRS Inc(a)	1,198,292
3,737	Littelfuse Inc	999,872
1,907	Lockheed Martin Corp	864,329
80,173	LSB Industries Inc(a)	746,411
548	Martin Marietta Materials Inc	273,403
1,833	Masco Corp	122,774
51,011	MDU Resources Group Inc	1,010,018
24,032	Mercury Systems Inc(a)	878,850
196	Mettler-Toledo International Inc(a)	237,740
591	Mohawk Industries Inc(a)	61,168
16,756	Moog Inc Class A	2,425,934
514	Nordson Corp	135,778
1,851	Norfolk Southern Corp	437,539
5,300	Northrop Grumman Corp	2,481,142
738	Old Dominion Freight Line Inc	299,134
3,317	Otis Worldwide Corp	296,772
788	Packaging Corp of America	128,373
1,062	Parker-Hannifin Corp	489,263
1,553	Pentair PLC	112,919
46,619	Pure Cycle Corp(a)	488,101
1,838	Republic Services Inc	303,105

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Industrial — (continued)
921	Rockwell Automation Inc	$ 285,952
30,367	RTX Corp	2,555,079
444	Snap-on Inc	128,245
1,266	Stanley Black & Decker Inc	124,195
14,040	TD SYNNEX Corp	1,510,844
2,613	TE Connectivity Ltd	367,126
400	Teledyne Technologies Inc(a)	178,516
1,767	Textron Inc	142,102
5,095	Trane Technologies PLC	1,242,670
1,469	TransDigm Group Inc	1,486,040
2,098	Trimble Inc(a)	111,614
81,286	TTM Technologies Inc(a)	1,285,132
13,476	UFP Industries Inc	1,691,912
5,150	Union Pacific Corp	1,264,943
6,056	United Parcel Service Inc Class B	952,185
4,893	Veralto Corp	402,498
89,567	Vontier Corp	3,094,540
1,188	Vulcan Materials Co	269,688
3,100	Waste Management Inc	555,210
1,577	Westinghouse Air Brake Technologies Corp	200,121
2,538	Westrock Co	105,378
2,153	Xylem Inc	246,217
		77,919,787
Technology — 20.60%
5,366	Accenture PLC Class A	1,882,983
6,105	Adobe Inc(a)	3,642,243
18,568	Advanced Micro Devices Inc(a)	2,737,109
1,333	Akamai Technologies Inc(a)	157,761
4,266	Analog Devices Inc	847,057
775	ANSYS Inc(a)	281,232
145,404	Apple Inc	27,994,632
7,052	Applied Materials Inc	1,142,918
343	ASML Holding NV	259,624
1,732	Autodesk Inc(a)	421,707
5,506	Broadcom Inc	6,146,073
1,038	Broadridge Financial Solutions Inc	213,569
2,302	Cadence Design Systems Inc(a)	626,996
1,264	Ceridian HCM Holding Inc(a)	84,840
8,806	Cognizant Technology Solutions Corp Class A	665,117
9,844	Concentrix Corp	966,779
21,897	Crane NXT Co	1,245,282
14,969	CSG Systems International Inc	796,500
1,976	Electronic Arts Inc	270,337
504	EPAM Systems Inc(a)	149,859
217	Fair Isaac Corp(a)	252,590
5,295	Fidelity National Information Services Inc	318,071
5,186	Fiserv Inc(a)	688,908
5,419	Fortinet Inc(a)	317,174
25,234	HashiCorp Inc Class A(a)	596,532
11,543	Hewlett Packard Enterprise Co	196,000
7,754	HP Inc	233,318
Shares		Fair Value
Technology — (continued)
825	HubSpot Inc(a)	$ 478,946
35,632	Intel Corp	1,790,508
7,699	International Business Machines Corp	1,259,171
3,787	Intuit Inc	2,366,989
505	Jack Henry & Associates Inc	82,522
1,157	KLA Corp	672,564
1,912	Lam Research Corp	1,497,593
1,146	Leidos Holdings Inc	124,043
4,752	Microchip Technology Inc	428,535
9,319	Micron Technology Inc	795,283
98,408	Microsoft Corp	37,005,343
11,438	MKS Instruments Inc	1,176,627
727	MongoDB Inc(a)	297,234
428	Monolithic Power Systems Inc	269,974
884	MSCI Inc	500,035
1,885	NetApp Inc	166,182
28,690	NVIDIA Corp	14,207,862
7,268	NXP Semiconductors NV	1,669,314
6,883	ON Semiconductor Corp(a)	574,937
53,891	Oracle Corp	5,681,728
2,660	Paychex Inc	316,833
412	Paycom Software Inc	85,169
1,020	PTC Inc(a)	178,459
904	Qorvo Inc(a)	101,799
29,931	QUALCOMM Inc	4,328,921
18,960	Rambus Inc(a)	1,294,020
891	Roper Technologies Inc	485,746
13,243	Salesforce Inc(a)	3,484,763
4,764	Science Applications International Corp	592,260
1,617	Seagate Technology Holdings PLC	138,043
39,081	Semtech Corp(a)	856,265
2,642	ServiceNow Inc(a)	1,866,547
1,417	Skyworks Solutions Inc	159,299
2,412	Super Micro Computer Inc(a)	685,635
3,256	Synopsys Inc(a)	1,676,547
1,356	Take-Two Interactive Software Inc(a)	218,248
1,360	Teradyne Inc	147,587
7,700	Texas Instruments Inc	1,312,542
375	Tyler Technologies Inc(a)	156,795
2,848	Western Digital Corp(a)	149,150
1,939	Workday Inc Class A(a)	535,280
482	Zebra Technologies Corp Class A(a)	131,745
		143,082,254
Utilities — 2.39%
6,149	AES Corp	118,368
14,539	ALLETE Inc	889,205
2,100	Alliant Energy Corp	107,730
22,512	Ameren Corp	1,628,518
4,288	American Electric Power Co Inc	348,271
1,739	American Water Works Co Inc	229,531
1,324	Atmos Energy Corp	153,452

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2023
Shares		Fair Value
Utilities — (continued)
5,399	CenterPoint Energy Inc	$ 154,249
2,607	CMS Energy Corp	151,388
3,082	Consolidated Edison Inc	280,370
17,871	Constellation Energy Corp	2,088,941
6,824	Dominion Energy Inc	320,728
1,763	DTE Energy Co	194,388
6,546	Duke Energy Corp	635,224
3,425	Edison International	244,853
1,850	Entergy Corp	187,202
2,168	Evergy Inc	113,170
2,964	Eversource Energy	182,938
40,702	Exelon Corp	1,461,202
4,457	FirstEnergy Corp	163,394
17,487	NextEra Energy Inc	1,062,160
2,857	NiSource Inc	75,853
52,637	NRG Energy Inc	2,721,333
17,017	PG&E Corp	306,817
1,122	Pinnacle West Capital Corp	80,604
5,730	PPL Corp	155,283
3,964	Public Service Enterprise Group Inc	242,399
5,520	Sempra	412,510
9,279	Southern Co	650,643
11,742	Talen Energy Corp(a)	751,488
2,820	WEC Energy Group Inc	237,359
4,448	Xcel Energy Inc	275,376
		16,624,947
TOTAL COMMON STOCK — 97.22% (Cost $596,088,738)		$675,383,480
Principal Amount
SHORT TERM INVESTMENTS
U.S. Treasury Bonds and Notes — 0.63%
$4,401,500	U.S. Treasury Bills(c) 5.32%, 02/22/2024	4,366,626
Repurchase Agreements — 0.19%
368,324	Undivided interest of 0.31% in a repurchase agreement (principal amount/value $118,664,201 with a maturity value of $118,734,608) with Citigroup Global Markets Inc, 5.34%, dated 12/31/23 to be repurchased at $368,324 on 1/2/24 collateralized by Government National Mortgage Association securities, 2.00% - 7.50%, 7/20/37 - 12/20/53, with a value of $121,037,485.(d)	368,324
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$1,000,367	Undivided interest of 0.83% in a repurchase agreement (principal amount/value $120,466,826 with a maturity value of $120,538,303) with RBC Capital Markets Corp, 5.34%, dated 12/31/23 to be repurchased at $1,000,367 on 1/2/24 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 7.50%, 1/15/24 - 12/1/53, with a value of $122,876,165.(d)	$ 1,000,367
		1,368,691
TOTAL SHORT TERM INVESTMENTS — 0.82% (Cost $5,735,317)		$ 5,735,317
TOTAL INVESTMENTS — 98.04% (Cost $601,824,055)		$681,118,797
OTHER ASSETS & LIABILITIES, NET — 1.96%		$ 13,595,012
TOTAL NET ASSETS — 100.00%		$694,713,809

See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2023
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2023.
(c)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(d)	Collateral received for securities on loan.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At December 31, 2023 the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts	Notional Amount (000)		Expiration Date	Fair Value and Net Unrealized Appreciation
Long
S&P 500® Emini Futures	38	USD	9,158	Mar 2024	$284,720
				Net Appreciation	$284,720
At December 31, 2023 the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BB	USD	597,210	GBP	473,600	03/20/2024	$(6,730)
CGM	USD	108	EUR	100	03/20/2024	(2)
CGM	USD	13,364	GBP	10,600	03/20/2024	(154)
GS	USD	31,011	GBP	24,600	03/20/2024	(359)
HSB	USD	684,212	EUR	630,800	03/20/2024	(14,485)
HSB	USD	216,881	GBP	172,100	03/20/2024	(2,582)
MS	USD	2,311,342	EUR	2,131,300	03/20/2024	(49,363)
RBS	USD	493,382	EUR	454,900	03/20/2024	(10,481)
RBS	USD	968,006	GBP	767,900	03/20/2024	(11,228)
SSB	USD	92,294	EUR	85,100	03/20/2024	(1,966)
SSB	USD	970,123	GBP	769,600	03/20/2024	(11,279)
TD	USD	418,212	EUR	375,300	03/20/2024	2,516
TD	USD	333,311	GBP	264,400	03/20/2024	(3,855)
UBS	USD	660,142	EUR	608,600	03/20/2024	(13,965)
WES	USD	493,068	GBP	391,100	03/20/2024	(5,667)
					Net Depreciation	$(129,600)
Currency Abbreviations
EUR	Euro Dollar
GBP	British Pound
USD	U.S. Dollar
Counterparty Abbreviations
BB	Barclays Bank PLC
CGM	Citigroup Global Markets
GS	Goldman Sachs
HSB	HSBC Bank USA
MS	Morgan Stanley & Co LLC
RBS	Royal Bank of Scotland
SSB	State Street Bank
TD	Toronto Dominion Bank
UBS	UBS AG
WES	Westpac Banking
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2023
	Empower Core Strategies: Flexible Bond Fund	Empower Core Strategies: Inflation-Protected Securities Fund	Empower Core Strategies: International Equity Fund
ASSETS:
Investments in securities, fair value(a)(b)	$1,693,892,673	$337,461,867	$578,323,092
Repurchase agreements, fair value(c)	54,001,736	-	-
Cash	18,285,202	13,484,989	8,260,469
Cash denominated in foreign currencies, fair value(d)	-	-	778,153
Cash pledged on futures contracts	13,160	233,665	1,773,470
Cash pledged on centrally cleared swaps	-	738,476	-
Dividends and interest receivable	12,903,089	1,016,463	1,229,403
Subscriptions receivable	1,505,331	1,113,838	825,885
Receivable for investments sold	299,145	-	12,915
Variation margin on futures contracts	98,644	-	3,000
Variation margin on centrally cleared swaps	-	37,955	-
Unrealized appreciation on forward foreign currency contracts	-	-	129
Total Assets	1,780,998,980	354,087,253	591,206,516
LIABILITIES:
Payable for TBA investments purchased	-	6,814,609	-
Payable for director fees	7,018	7,018	7,018
Payable for investments purchased	1,840,927	-	4,591
Payable for other accrued fees	146,164	58,233	241,841
Payable for shareholder services fees	500,534	100,114	166,292
Payable to investment adviser	565,081	97,848	312,174
Payable upon return of securities loaned	54,001,736	-	-
Redemptions payable	663,127	117,632	257,653
Unrealized depreciation on forward foreign currency contracts	-	-	19,600
Variation margin on futures contracts	-	13,706	-
Total Liabilities	57,724,587	7,209,160	1,009,169
NET ASSETS	$1,723,274,393	$346,878,093	$590,197,347
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$19,912,438	$12,820,756	$5,882,812
Paid-in capital in excess of par	1,954,153,626	329,413,207	595,187,629
Undistributed/accumulated earnings (deficit)	(250,791,671)	4,644,130	(10,873,094)
NET ASSETS	$1,723,274,393	$346,878,093	$590,197,347
NET ASSETS BY CLASS
Investor Class	$1,711,275,915	$344,472,394	$581,928,174
Institutional Class	$11,998,478	$2,405,699	$8,269,173
CAPITAL STOCK:
Authorized
Investor Class	1,080,000,000	200,000,000	199,000,000
Institutional Class	15,000,000	20,000,000	25,000,000
Issued and Outstanding
Investor Class	197,908,647	127,555,153	57,947,967
Institutional Class	1,215,730	652,410	880,157
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2023
	Empower Core Strategies: Flexible Bond Fund	Empower Core Strategies: Inflation-Protected Securities Fund	Empower Core Strategies: International Equity Fund
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$8.65	$2.70	$10.04
Institutional Class	$9.87	$3.69	$9.40
(a) Cost of investments	$1,789,469,705	$330,156,346	$535,359,800
(b) Including fair value of securities on loan	$52,546,255	$-	$-
(c) Cost of repurchase agreements	$54,001,736	$-	$-
(d) Cost of cash denominated in foreign currencies	$-	$-	$717,234
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2023
Empower Core Strategies: U.S. Equity Fund
ASSETS:
Investments in securities, fair value(a)(b)	$679,750,106
Repurchase agreements, fair value(c)	1,368,691
Cash	12,231,927
Cash pledged on futures contracts	2,829,518
Dividends receivable	607,801
Subscriptions receivable	606,424
Receivable for investments sold	20,489
Unrealized appreciation on forward foreign currency contracts	2,516
Total Assets	697,417,472
LIABILITIES:
Payable for director fees	7,018
Payable for other accrued fees	148,701
Payable for shareholder services fees	196,945
Payable to investment adviser	304,999
Payable upon return of securities loaned	1,368,691
Redemptions payable	521,918
Unrealized depreciation on forward foreign currency contracts	132,116
Variation margin on futures contracts	23,275
Total Liabilities	2,703,663
NET ASSETS	$694,713,809
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$6,264,985
Paid-in capital in excess of par	610,169,124
Undistributed/accumulated earnings	78,279,700
NET ASSETS	$694,713,809
NET ASSETS BY CLASS
Investor Class	$678,303,206
Institutional Class	$16,410,603
CAPITAL STOCK:
Authorized
Investor Class	300,000,000
Institutional Class	25,000,000
Issued and Outstanding
Investor Class	61,465,436
Institutional Class	1,184,409
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$11.04
Institutional Class	$13.86
(a) Cost of investments	$600,455,364
(b) Including fair value of securities on loan	$1,323,399
(c) Cost of repurchase agreements	$1,368,691
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2023
	Empower Core Strategies: Flexible Bond Fund	Empower Core Strategies: Inflation-Protected Securities Fund	Empower Core Strategies: International Equity Fund
INVESTMENT INCOME:
Interest	$75,294,645	$5,176,680	$-
Income from securities lending	225,868	329	1,774
Dividends	460,191	-	10,825,377
Foreign withholding tax	(8,611)	-	(1,218,863)
Total Income	75,972,093	5,177,009	9,608,288
EXPENSES:
Management fees	6,770,370	372,236	1,731,953
Shareholder services fees – Investor Class	6,194,433	386,231	1,114,742
Audit and tax fees	45,953	52,451	73,074
Custodian fees	77,295	20,166	475,305
Directors fees	29,921	29,920	29,920
Legal fees	9,449	9,449	9,449
Pricing fees	49,716	600	40,482
Registration fees	135,657	79,943	72,780
Shareholder report fees	39,914	1,752	21,494
Transfer agent fees	8,367	8,390	8,391
Other fees	20,803	16,372	16,691
Total Expenses	13,381,878	977,510	3,594,281
Less amount waived by investment adviser	33,701	201,221	362,755
Net Expenses	13,348,177	776,289	3,231,526
NET INVESTMENT INCOME	62,623,916	4,400,720	6,376,762
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(57,898,678)	(876,391)	(3,046,944)
Net realized loss on interest rate swaps	-	(10,893)	-
Net realized gain (loss) on futures contracts	(25,715,129)	117,460	835,437
Net Realized Loss	(83,613,807)	(769,824)	(2,211,507)
Net change in unrealized appreciation on investments and foreign currency translations	95,594,224	8,347,022	54,744,839
Net change in unrealized appreciation on interest rate swaps	-	21,557	-
Net change in unrealized appreciation (depreciation) on futures contracts	14,058,369	(217,509)	188,229
Net change in unrealized depreciation on forward foreign currency contracts	-	-	(4,848)
Net Change in Unrealized Appreciation	109,652,593	8,151,070	54,928,220
Net Realized and Unrealized Gain	26,038,786	7,381,246	52,716,713
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,662,702	$11,781,966	$59,093,475
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2023
Empower Core Strategies: U.S. Equity Fund
INVESTMENT INCOME:
Interest	$604,453
Income from securities lending	13,994
Dividends	10,261,168
Foreign withholding tax	(28,046)
Total Income	10,851,569
EXPENSES:
Management fees	3,186,959
Shareholder services fees – Investor Class	2,315,188
Audit and tax fees	35,573
Custodian fees	212,334
Directors fees	29,920
Legal fees	9,449
Pricing fees	1,166
Registration fees	102,521
Shareholder report fees	65,297
Transfer agent fees	8,391
Other fees	17,297
Total Expenses	5,984,095
Less amount waived by investment adviser	6,980
Net Expenses	5,977,115
NET INVESTMENT INCOME	4,874,454
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	31,528,999
Net realized gain on futures contracts	3,164,242
Net realized gain on forward foreign currency contracts	178,343
Net Realized Gain	34,871,584
Net change in unrealized appreciation on investments and foreign currency translations	76,955,115
Net change in unrealized appreciation on futures contracts	283,070
Net change in unrealized depreciation on forward foreign currency contracts	(121,095)
Net Change in Unrealized Appreciation	77,117,090
Net Realized and Unrealized Gain	111,988,674
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$116,863,128
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2023 and April 30, 2022 and for the period ended December 31, 2022
Empower Core Strategies: Flexible Bond Fund	December 31, 2023	December 31, 2022(a)	April 30, 2022
OPERATIONS:
Net investment income	$62,623,916	$25,879,967	$10,971,714
Net realized loss	(83,613,807)	(61,722,002)	(19,972,151)
Net change in unrealized appreciation (depreciation)	109,652,593	(42,343,991)	(143,660,024)
Net Increase (Decrease) in Net Assets Resulting from Operations	88,662,702	(78,186,026)	(152,660,461)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	-	(488,703)	-
Institutional Class	-	(3,137)	-
From return of capital	0	(491,840)	0
From net investment income and net realized gains
Investor Class	(61,972,556)	(29,962,499)	(6,953,436)
Institutional Class	(412,788)	(201,301)	(44,921)
From net investment income and net realized gains	(62,385,344)	(30,163,800)	(6,998,357)
Total Distributions	(62,385,344)	(30,655,640)	(6,998,357)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	651,270,818	430,320,063	1,219,321,196
Institutional Class	2,646,554	4,053,016	9,338,816
Shares issued in reinvestment of distributions
Investor Class	61,972,556	30,451,202	6,953,436
Institutional Class	412,788	204,438	44,921
Shares redeemed
Investor Class	(689,978,201)	(464,042,927)	(245,893,151)
Institutional Class	(2,953,921)	(2,601,047)	(2,127,668)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	23,370,594	(1,615,255)	987,637,550
Total Increase (Decrease) in Net Assets	49,647,952	(110,456,921)	827,978,732
NET ASSETS:
Beginning of year	1,673,626,441	1,784,083,362	956,104,630
End of year	$1,723,274,393	$1,673,626,441	$1,784,083,362
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	75,974,615	49,224,774	124,662,550
Institutional Class	270,675	406,895	844,488
Shares issued in reinvestment of distributions
Investor Class	7,205,472	3,607,962	709,588
Institutional Class	42,063	21,296	4,047
Shares redeemed
Investor Class	(82,077,836)	(52,552,394)	(25,462,666)
Institutional Class	(305,281)	(260,708)	(193,515)
Net Increase	1,109,708	447,825	100,564,492
(a)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2023 and April 30, 2022 and for the period ended December 31, 2022
Empower Core Strategies: Inflation-Protected Securities Fund	December 31, 2023	December 31, 2022(a)	April 30, 2022
OPERATIONS:
Net investment income	$4,400,720	$967,650	$555,530
Net realized gain (loss)	(769,824)	(1,643,086)	37,549
Net change in unrealized appreciation (depreciation)	8,151,070	(752,675)	(606,257)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,781,966	(1,428,111)	(13,178)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	-	-	(2,851,741)
Institutional Class	-	-	(403,826)
From return of capital	0	0	(3,255,567)
From net investment income and net realized gains
Investor Class	(4,350,839)	(940,620)	(3,598,312)
Institutional Class	(51,011)	(42,808)	(524,344)
From Net Investment Income and Net Realized Gains	(4,401,850)	(983,428)	(4,122,656)
Total Distributions	(4,401,850)	(983,428)	(7,378,223)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	314,816,463	30,554,259	11,804,332
Institutional Class	543,287	861,485	1,987,123
Shares issued in reinvestment of distributions
Investor Class	4,350,839	940,620	6,450,053
Institutional Class	51,011	42,808	928,170
Shares redeemed
Investor Class	(21,450,793)	(2,664,437)	(8,022,248)
Institutional Class	(618,501)	(542,050)	(451,584)
Net Increase in Net Assets Resulting from Capital Share Transactions	297,692,306	29,192,685	12,695,846
Total Increase in Net Assets	305,072,422	26,781,146	5,304,445
NET ASSETS:
Beginning of year	41,805,671	15,024,525	9,720,080
End of year	$346,878,093	$41,805,671	$15,024,525
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	119,201,765	10,905,332	3,225,110
Institutional Class	148,354	228,587	351,507
Shares issued in reinvestment of distributions
Investor Class	1,606,283	352,292	1,830,692
Institutional Class	14,008	11,858	209,941
Shares redeemed
Investor Class	(7,999,517)	(944,798)	(2,024,022)
Institutional Class	(169,899)	(143,513)	(88,352)
Net Increase	112,800,994	10,409,758	3,504,876
(a)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2023 and April 30, 2022 and for the period ended December 31, 2022
Empower Core Strategies: International Equity Fund	December 31, 2023	December 31, 2022(a)	April 30, 2022
OPERATIONS:
Net investment income	$6,376,762	$2,702,385	$3,689,100
Net realized loss	(2,211,507)	(46,511,539)	(2,959,252)
Net change in unrealized appreciation (depreciation)	54,928,220	29,122,263	(45,149,449)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,093,475	(14,686,891)	(44,419,601)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	-	-	(23,367,161)
Institutional Class	-	-	(599,069)
From return of capital	0	0	(23,966,230)
From net investment income and net realized gains
Investor Class	(6,896,697)	-	(16,863,599)
Institutional Class	(345,454)	-	(194,462)
From Net Investment Income and Net Realized Gains	(7,242,151)	0	(17,058,061)
Total Distributions	(7,242,151)	0	(41,024,291)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	513,718,127	24,169,748	377,075,218
Institutional Class	1,507,956	2,925,868	5,947,572
Shares issued in reinvestment of distributions
Investor Class	6,896,697	-	40,230,760
Institutional Class	345,454	-	793,531
Shares redeemed
Investor Class	(67,251,034)	(205,791,258)	(158,155,516)
Institutional Class	(2,310,659)	(2,121,363)	(2,053,140)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	452,906,541	(180,817,005)	263,838,425
Total Increase (Decrease) in Net Assets	504,757,865	(195,503,896)	178,394,533
NET ASSETS:
Beginning of year	85,439,482	280,943,378	102,548,845
End of year	$590,197,347	$85,439,482	$280,943,378
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	55,515,713	2,883,606	33,242,823
Institutional Class	168,417	368,885	569,956
Shares issued in reinvestment of distributions
Investor Class	732,645	-	3,863,279
Institutional Class	39,216	-	80,203
Shares redeemed
Investor Class	(7,181,565)	(24,490,741)	(15,426,016)
Institutional Class	(257,960)	(259,401)	(203,930)
Net Increase (Decrease)	49,016,466	(21,497,651)	22,126,315
(a)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2023 and April 30, 2022 and for the period ended December 31, 2022
Empower Core Strategies: U.S. Equity Fund	December 31, 2023	December 31, 2022(a)	April 30, 2022
OPERATIONS:
Net investment income	$4,874,454	$556,062	$52,316
Net realized gain (loss)	34,871,584	(6,594,601)	2,684,533
Net change in unrealized appreciation (depreciation)	77,117,090	2,668,797	(3,824,770)
Net Increase (Decrease) in Net Assets Resulting from Operations	116,863,128	(3,369,742)	(1,087,921)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	-	-	(235,368)
Institutional Class	-	-	(887,989)
From return of capital	0	0	(1,123,357)
From net investment income and net realized gains
Investor Class	(33,699,919)	-	(1,978,456)
Institutional Class	(687,188)	-	(3,118,608)
From Net Investment Income and Net Realized Gains	(34,387,107)	0	(5,097,064)
Total Distributions	(34,387,107)	0	(6,220,421)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	773,816,924	257,792,443	20,191,296
Institutional Class	2,678,747	5,907,393	10,654,509
Shares issued in reinvestment of distributions
Investor Class	33,699,919	-	2,213,824
Institutional Class	687,188	-	4,006,597
Shares redeemed
Investor Class	(462,422,151)	(8,396,334)	(15,492,381)
Institutional Class	(5,160,238)	(12,995,721)	(4,288,859)
Net Increase in Net Assets Resulting from Capital Share Transactions	343,300,389	242,307,781	17,284,986
Total Increase in Net Assets	425,776,410	238,938,039	9,976,644
NET ASSETS:
Beginning of year	268,937,399	29,999,360	20,022,716
End of year	$694,713,809	$268,937,399	$29,999,360
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	76,123,940	27,066,517	1,626,440
Institutional Class	212,550	503,118	719,456
Shares issued in reinvestment of distributions
Investor Class	3,051,670	-	188,089
Institutional Class	49,582	-	283,172
Shares redeemed
Investor Class	(44,534,953)	(881,985)	(1,317,660)
Institutional Class	(395,422)	(1,135,024)	(295,396)
Net Increase	34,507,367	25,552,626	1,204,101
(a)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2023	$ 8.44	0.30	0.22	0.52	—	(0.31)	—	(0.31)	$ 8.65	6.06%
12/31/2022 (c)	$ 9.02	0.13	(0.54)	(0.41)	(0.00) (d)	(0.16)	—	(0.16)	$ 8.44	(4.58%) (e)
04/30/2022	$ 9.85	0.07	(0.86)	(0.79)	—	(0.04)	—	(0.04)	$ 9.02	(8.04%)
04/30/2021 (f)	$10.00	0.03	(0.17)	(0.14)	—	(0.01)	—	(0.01)	$ 9.85	(1.35%) (e)
Institutional Class
12/31/2023	$ 9.60	0.37	0.24	0.61	—	(0.34)	—	(0.34)	$ 9.87	6.42%
12/31/2022 (c)	$10.23	0.18	(0.64)	(0.46)	(0.00) (d)	(0.17)	—	(0.17)	$ 9.60	(4.47%) (e)
04/30/2022	$11.14	0.12	(0.98)	(0.86)	—	(0.05)	—	(0.05)	$10.23	(7.72%)
04/30/2021	$10.86	0.17	0.11	0.28	—	(0.00) (d)	—	(0.00) (d)	$11.14	2.60%
04/30/2020	$10.13	0.28	0.65	0.93	—	(0.20)	—	(0.20)	$10.86	9.32%
04/30/2019 (g)	$10.00	0.27	0.12	0.39	—	(0.26)	(0.00) (d)	(0.26)	$10.13	3.93% (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(h)(i)
Investor Class
12/31/2023	$1,711,276	0.75%	0.75%	3.52%	50%
12/31/2022 (c)	$1,662,026	0.77% (j)	0.77% (j)	2.27% (j)	96% (e)
04/30/2022	$1,773,436	0.76%	0.76%	0.76%	210%
04/30/2021 (f)	$ 951,807	0.79% (j)	0.79% (j)	0.42% (j)	180%
Institutional Class
12/31/2023	$ 11,998	0.74%	0.45%	3.83%	50%
12/31/2022 (c)	$ 11,600	0.57% (j)	0.45% (j)	2.64% (j)	96% (e)
04/30/2022	$ 10,647	0.88%	0.45%	1.09%	210%
04/30/2021	$ 4,298	1.13%	0.45%	1.50%	180%
04/30/2020	$ 10,459	1.37%	0.45%	2.64%	60%
04/30/2019 (g)	$ 8,949	1.67% (j)	0.45% (j)	3.21% (j)	17% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
(d)	Amount was less than $0.01 per share.
(e)	Not annualized for periods less than one full year.
(f)	Investor Class inception date was September 3, 2020.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding TBA and dollar roll transactions, the portfolio turnover would have been 46% for the year ended December 31, 2023, 52% for the period ended December 31, 2022, and 40%, 51%, 57%, and 17% for the years ended April 30, 2022, 2021, 2020, and 2019, respectively.
(i)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INFLATION-PROTECTED SECURITIES FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2023	$ 2.67	0.10	0.01	0.11	—	(0.08)	—	(0.08)	$ 2.70	4.16%
12/31/2022 (c)	$ 2.90	0.10	(0.26)	(0.16)	—	(0.07)	—	(0.07)	$ 2.67	(5.66%) (d)
04/30/2022	$ 6.46	0.24	(0.13)	0.11	(1.64)	(0.21)	(1.82)	(3.67)	$ 2.90	0.54%
04/30/2021 (e)	$10.00	0.25	0.01	0.26	—	(1.97)	(1.83)	(3.80)	$ 6.46	3.22% (d)
Institutional Class
12/31/2023	$ 3.61	0.16	0.00 (f)	0.16	—	(0.08)	—	(0.08)	$ 3.69	4.65%
12/31/2022 (c)	$ 3.87	0.16	(0.35)	(0.19)	—	(0.07)	—	(0.07)	$ 3.61	(5.01%) (d)
04/30/2022	$ 7.32	0.28	(0.16)	0.12	(1.61)	(0.14)	(1.82)	(3.57)	$ 3.87	0.73%
04/30/2021	$10.39	0.15	0.66	0.81	—	(2.05)	(1.83)	(3.88)	$ 7.32	8.43%
04/30/2020	$10.22	0.22	0.26	0.48	—	(0.27)	(0.04)	(0.31)	$10.39	4.68%
04/30/2019 (g)	$10.00	0.19	0.07	0.26	—	(0.04)	—	(0.04)	$10.22	2.60% (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(h)(i)
Investor Class
12/31/2023	$344,472	0.84%	0.70%	3.89%	75%
12/31/2022 (c)	$ 39,426	1.34% (j)	0.70% (j)	5.24% (j)	106% (d)
04/30/2022	$ 12,843	1.90%	0.70%	5.02%	50%
04/30/2021 (e)	$ 9,062	0.96% (j)	0.70% (j)	4.14% (j)	147%
Institutional Class
12/31/2023	$ 2,406	1.97%	0.35%	4.47%	75%
12/31/2022 (c)	$ 2,380	1.67% (j)	0.35% (j)	6.30% (j)	106% (d)
04/30/2022	$ 2,181	3.43%	0.35%	5.18%	50%
04/30/2021	$ 658	8.35%	0.35%	1.72%	147%
04/30/2020	$ 209	22.01%	0.38%	2.08%	59%
04/30/2019 (g)	$ 88	1.72% (j)	0.40% (j)	2.26% (j)	121% (d)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
(d)	Not annualized for periods less than one full year.
(e)	Investor Class inception date was September 3, 2020.
(f)	Amount was less than $0.01 per share.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding TBA and dollar roll transactions, the portfolio turnover would have been 63% for the year ended December 31, 2023, 106% for the period ended December 31, 2022, and 50%, 147%, 59%, and 121% for the years ended April 30, 2022, 2021, 2020, and 2019, respectively.
(i)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2023	$ 8.75	0.18	1.30	1.48	—	(0.19)	—	(0.19)	$10.04	17.07%
12/31/2022 (c)	$ 8.98	0.15	(0.38)	(0.23)	—	—	—	—	$ 8.75	(2.56%) (d)
04/30/2022	$11.19	0.14	(1.22)	(1.08)	(0.67)	(0.13)	(0.33)	(1.13)	$ 8.98	(10.82%)
04/30/2021 (e)	$10.00	0.24	2.06	2.30	—	(0.33)	(0.78)	(1.11)	$11.19	23.84% (d)
Institutional Class
12/31/2023	$ 8.35	0.22	1.22	1.44	—	(0.39)	—	(0.39)	$ 9.40	17.55%
12/31/2022 (c)	$ 8.55	0.13	(0.33)	(0.20)	—	—	—	—	$ 8.35	(2.34%) (d)
04/30/2022	$10.66	0.18	(1.17)	(0.99)	(0.47)	(0.18)	(0.47)	(1.12)	$ 8.55	(10.51%)
04/30/2021	$ 8.25	0.11	3.47	3.58	—	(0.39)	(0.78)	(1.17)	$10.66	44.45%
04/30/2020	$ 9.85	0.28	(1.47)	(1.19)	0.00 (f)	(0.41)	—	(0.41)	$ 8.25	(12.88%)
04/30/2019 (g)	$10.00	0.11	(0.19)	(0.08)	—	(0.07)	—	(0.07)	$ 9.85	(0.83%) (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(h)
Investor Class
12/31/2023	$581,928	1.10%	1.00%	1.94%	16%
12/31/2022 (c)	$ 77,674	1.32% (i)	1.00% (i)	2.64% (i)	15% (d)
04/30/2022	$273,921	1.06%	1.00%	1.32%	58%
04/30/2021 (e)	$ 98,555	1.41% (i)	1.00% (i)	3.42% (i)	94% (d)
Institutional Class
12/31/2023	$ 8,269	1.28%	0.65%	2.43%	16%
12/31/2022 (c)	$ 7,766	1.18% (i)	0.65% (i)	2.48% (i)	15% (d)
04/30/2022	$ 7,023	1.23%	0.65%	1.79%	58%
04/30/2021	$ 3,994	2.10%	0.65%	1.06%	94%
04/30/2020	$ 1,531	1.37%	0.65%	2.91%	26%
04/30/2019 (g)	$ 11,640	2.07% (i)	0.65% (i)	1.39% (i)	29% (d)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
(d)	Not annualized for periods less than one full year.
(e)	Investor Class inception date was September 3, 2020.
(f)	Amount was less than $0.01 per share.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2023	$ 9.45	0.07	2.09	2.16	—	(0.53)	(0.04)	(0.57)	$11.04	22.79%
12/31/2022 (c)	$ 9.82	0.05	(0.42)	(0.37)	—	—	—	—	$ 9.45	(3.77%) (d)
04/30/2022	$12.42	(0.01) (e)	(0.08)	(0.09)	(0.27)	(0.54)	(1.70)	(2.51)	$ 9.82	(2.89%)
04/30/2021 (f)	$10.00	0.00 (g)	2.68	2.68	—	(0.09)	(0.17)	(0.26)	$12.42	27.11% (d)
Institutional Class
12/31/2023	$11.73	0.14	2.59	2.73	—	(0.56)	(0.04)	(0.60)	$13.86	23.27%
12/31/2022 (c)	$12.16	0.09	(0.52)	(0.43)	—	—	—	—	$11.73	(3.54%) (d)
04/30/2022	$14.68	0.04	(0.16)	(0.12)	(0.53)	(0.17)	(1.70)	(2.40)	$12.16	(2.59%)
04/30/2021	$ 9.78	0.05	5.12	5.17	—	(0.10)	(0.17)	(0.27)	$14.68	53.21%
04/30/2020	$10.41	0.09	(0.52)	(0.43)	—	(0.04)	(0.16)	(0.20)	$ 9.78	(4.34%)
04/30/2019 (h)	$10.00	0.07	0.41	0.48	—	(0.07)	—	(0.07)	$10.41	4.89% (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(i)
Investor Class
12/31/2023	$678,303	0.89%	0.89%	0.71%	76%
12/31/2022 (c)	$253,476	1.09% (j)	0.90% (j)	0.83% (j)	62% (d)
04/30/2022	$ 6,286	1.57%	0.90%	(0.12%)	132%
04/30/2021 (f)	$ 1,781	3.36% (j)	0.90% (j)	0.01% (j)	69% (d)
Institutional Class
12/31/2023	$ 16,411	0.59%	0.55%	1.10%	76%
12/31/2022 (c)	$ 15,462	0.89% (j)	0.55% (j)	1.09% (j)	62% (d)
04/30/2022	$ 23,714	1.02%	0.55%	0.26%	132%
04/30/2021	$ 18,242	1.26%	0.55%	0.42%	69%
04/30/2020	$ 9,871	1.49%	0.55%	0.87%	65%
04/30/2019 (h)	$ 8,066	2.20% (j)	0.55% (j)	0.89% (j)	34% (d)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
(d)	Not annualized for periods less than one full year.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(f)	Investor Class inception date was September 3, 2020.
(g)	Amount was less than $0.01 per share.
(h)	Portfolio turnover is calculated at the Fund level.
(i)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2023

EMPOWER FUNDS, INC.
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Empower Funds, Inc. (Empower Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company.  Empower Funds presently consists of forty-five funds. Interests in the Empower Core Strategies: Flexible Bond Fund, Empower Core Strategies: Inflation-Protected Securities Fund, Empower Core Strategies: International Equity Fund, and Empower Core Strategies: U.S. Equity Fund (each a Fund, collectively the Funds) are included herein. Each Fund is diversified as defined in the 1940 Act. The Funds' shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Funds' distributor to make the shares available.  The Board of Directors of Empower Funds, Inc. approved a change to the Funds' fiscal year end from April 30 to December 31, beginning December 31, 2022.
Investment Objectives
Empower Core Strategies: Flexible Bond Fund - seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings
Empower Core Strategies: Inflation-Protected Securities Fund - seeks real return consistent with the preservation of capital
Empower Core Strategies: International Equity Fund - seeks long-term growth of capital
Empower Core Strategies: U.S. Equity Fund - seeks long-term growth of capital
The Funds each offer two share classes, referred to as Investor Class and Institutional Class shares. All shares of each Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Empower Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Funds.
Security Valuation
The board of directors of Empower Funds (Board of Directors) has adopted policies and procedures for the valuation of each Fund's securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser,  Empower Capital Management, LLC (ECM or the Adviser), to complete valuation determinations under those policies and procedures.  Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors approved the Adviser as the Funds' valuation designee to make all fair value determinations with respect to the Funds' investments, subject to oversight by the Board of Directors.
Each Fund generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of a Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2023

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments, including bank loans, are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used.  For derivatives traded OTC, independent pricing services will be utilized when possible.  If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Bank Loans	Broker quotes, Loan Syndications and Trading Association daily marks, loan analytics and market news
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.

Annual Report - December 31, 2023

Convertible Bonds, Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data
Short Term Investments	Maturity date, credit quality and interest rates
Futures Contracts	Exchange traded close price
Forward Foreign Currency Contracts	Foreign currency spot and forward rates
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves
The Funds classify their valuations into three levels based upon the observability of inputs to the valuation of each Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly.  These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes.  Unobservable inputs reflect a Fund’s own assumptions and would be based on the best information available under the circumstances.

Annual Report - December 31, 2023

As of December 31, 2023, the inputs used to value the Funds' investments are detailed in the following tables. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Empower Core Strategies: Flexible Bond Fund
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 186,647,356	$ —	$ 186,647,356
Bank Loans	—	8,598,377	—	8,598,377
Corporate Bonds and Notes	—	528,651,568	—	528,651,568
Convertible Bonds	—	24,823,609	—	24,823,609
Foreign Government Bonds and Notes	—	13,436,031	—	13,436,031
Mortgage-Backed Securities	—	561,222,363	—	561,222,363
U.S. Treasury Bonds and Notes	—	254,116,897	—	254,116,897
Common Stock	5,333,967	—	—	5,333,967
Convertible Preferred Stock
Energy	18,652	—	—	18,652
Financial	1,992,223	—	—	1,992,223
Technology	—	422,429	—	422,429
	2,010,875	422,429	—	2,433,304
Short Term Investments	—	162,630,937	—	162,630,937
Total investments, at fair value:	7,344,842	1,740,549,567	—	1,747,894,409
Other Financial Investments:
Futures Contracts(a)	19,479,688	—	—	19,479,688
Total Assets	$ 26,824,530	$ 1,740,549,567	$ —	$ 1,767,374,097
Liabilities
Other Financial Investments:
Futures Contracts(a)	$ (6,344,984)	$ —	$ —	$ (6,344,984)
Total Liabilities	$ (6,344,984)	$ 0	$ —	$ (6,344,984)
(a)	Futures Contracts are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.

Annual Report - December 31, 2023

Empower Core Strategies: Inflation-Protected Securities Fund
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 360,000	$ —	$ 360,000
Corporate Bonds and Notes	—	10,979,344	—	10,979,344
Mortgage-Backed Securities	—	10,362,662	—	10,362,662
U.S. Treasury Bonds and Notes	—	315,759,861	—	315,759,861
Total investments, at fair value:	0	337,461,867	—	337,461,867
Other Financial Investments:
Futures Contracts(a)	78,624	—	—	78,624
Interest Rate Swaps(a)	—	611,306	—	611,306
Total Assets	$ 78,624	$ 338,073,173	$ —	$ 338,151,797
Liabilities
Other Financial Investments:
Futures Contracts(a)	$ (296,437)	$ —	$ —	$ (296,437)
Interest Rate Swaps(a)	—	(589,749)	—	(589,749)
Total Liabilities	$ (296,437)	$ (589,749)	$ —	$ (886,186)
(a)	Futures Contracts and Interest Rate Swaps are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.
Empower Core Strategies: International Equity Fund
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock
Basic Materials	$ 632,777	$ 32,321,914	$ —	$ 32,954,691
Communications	9,887,991	20,266,554	—	30,154,545
Consumer, Cyclical	703,262	85,465,626	—	86,168,888
Consumer, Non-cyclical	4,243,734	133,281,464	19	137,525,217
Diversified	119,000	63,522	—	182,522
Energy	—	28,131,110	—	28,131,110
Financial	368,321	113,371,721	—	113,740,042
Industrial	1,400,997	85,476,288	—	86,877,285
Technology	11,919,507	32,001,978	—	43,921,485
Utilities	692,263	12,645,350	—	13,337,613
	29,967,852	543,025,527	19	572,993,398
Preferred Stock	—	2,820,673	—	2,820,673
Short Term Investments	—	2,509,021	—	2,509,021
Total investments, at fair value:	29,967,852	548,355,221	19	578,323,092
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	129	—	129
Futures Contracts(a)	176,060	—	—	176,060
Total Assets	$ 30,143,912	$ 548,355,350	$ 19	$ 578,499,281
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(19,600)	—	(19,600)
Total Liabilities	$ 0	$ (19,600)	$ —	$ (19,600)
(a)	Forward Foreign Currency Contracts and Futures Contracts are reported at the security's unrealized appreciation (depreciation), which represents the change in the contract's value from trade date.

Annual Report - December 31, 2023

Empower Core Strategies: U.S. Equity Fund
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock
Basic Materials	$ 17,675,917	$ —	$ —	$ 17,675,917
Communications	76,983,582	—	—	76,983,582
Consumer, Cyclical	64,747,817	—	—	64,747,817
Consumer, Non-cyclical	133,281,011	1,303,470	—	134,584,481
Energy	37,247,948	2,133,714	—	39,381,662
Financial	102,679,088	1,703,945	—	104,383,033
Industrial	77,919,787	—	—	77,919,787
Technology	143,082,254	—	—	143,082,254
Utilities	16,624,947	—	—	16,624,947
	670,242,351	5,141,129	—	675,383,480
Short Term Investments	—	5,735,317	—	5,735,317
Total investments, at fair value:	670,242,351	10,876,446	—	681,118,797
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	2,516	—	2,516
Futures Contracts(a)	284,720	—	—	284,720
Total Assets	$ 670,527,071	$ 10,878,962	$ —	$ 681,406,033
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(132,116)	—	(132,116)
Total Liabilities	$ 0	$ (132,116)	$ —	$ (132,116)
(a)	Forward Foreign Currency Contracts and Futures Contracts are reported at the security's unrealized appreciation (depreciation), which represents the change in the contract's value from trade date.
Repurchase Agreements
A Fund may engage in repurchase agreement transactions with institutions that the Funds’ investment adviser has determined are creditworthy. A Fund that engages in repurchase agreement transactions will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Funds' custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
To Be Announced Transactions
A Fund may invest in securities known as To Be Announced (TBA) securities. TBAs are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage-backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date.  The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBAs are included in Investments in securities, fair value on the Statement of Assets and Liabilities. As of December 31, 2023, the Empower Core Strategies: Flexible Bond Fund invested in TBA securities.

Annual Report - December 31, 2023

Dollar Rolls
A Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase TBA mortgage-backed securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. As of December 31, 2023, the Empower Core Strategies: Flexible Bond Fund and Empower Core Strategies: Inflation-Protected Securities Fund engaged in mortgage dollar roll transactions.
Foreign Currency Translations and Transactions
The accounting records of the Funds are maintained in U.S. dollars.  Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate.  Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund(s) do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund(s) and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.  These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date).  Realized gains and losses from investments sold are determined on a specific lot selection.  Dividend income for a Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Treasury Inflation-Protected Securities
For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may have a significant impact on the a Fund's distributions. As of December 31, 2023, the Empower Core Strategies: Inflation-Protected Securities Fund invested in TIPS.
Federal Income Taxes and Distributions to Shareholders
The Funds intend to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.  Therefore, no provision of federal income or excise tax is required.  The Funds file income tax returns in U.S. federal and applicable state jurisdictions.  The statute of limitations on each Fund's tax return filings generally remains open for the three preceding fiscal reporting period ends.  State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Funds, if any, are declared and paid twice annually.  Capital gain distributions of the Funds, if any, are declared and paid at least annually.  Distributions are reinvested in additional shares of the Funds at net asset value and are declared separately for each class.  Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Annual Report - December 31, 2023

The tax character of distributions paid during the years ended December 31, 2023 and 2022 were as follows:
Empower Core Strategies: Flexible Bond Fund
	2023	2022
Ordinary income	$62,385,344	$30,163,800
Return of capital	-	491,840
	$62,385,344	$30,655,640
Empower Core Strategies: Inflation-Protected Securities Fund
	2023	2022
Ordinary income	$4,401,850	$983,428
	$4,401,850	$983,428
Empower Core Strategies: International Equity Fund
	2023	2022
Ordinary income	$7,242,151	$-
	$7,242,151	$0
Empower Core Strategies: U.S. Equity Fund
	2023	2022
Ordinary income	$33,254,944	$-
Long-term capital gain	1,132,163	-
	$34,387,107	$0
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, adjustments for passive foreign investment corporations, adjustments for real estate investment trusts and foreign currency reclassifications.
The tax components of capital shown in the following tables represent distribution requirements each Fund must satisfy under the income tax regulations, losses each Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes.  At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Empower Core Strategies: Flexible Bond Fund
Undistributed net investment income	$31,197
Undistributed long-term capital gains	—
Capital loss carryforwards	(151,008,009)
Post-October losses	—
Net unrealized depreciation	(99,814,859)
Tax composition of capital	$(250,791,671)
Empower Core Strategies: Inflation-Protected Securities Fund
Undistributed net investment income	$17,726
Undistributed long-term capital gains	—
Capital loss carryforwards	(1,932,322)
Post-October losses	(45,527)
Net unrealized appreciation	6,604,253
Tax composition of capital	$4,644,130

Annual Report - December 31, 2023

Empower Core Strategies: International Equity Fund
Undistributed net investment income	$4,801,339
Undistributed long-term capital gains	—
Capital loss carryforwards	(52,336,467)
Post-October losses	—
Net unrealized appreciation	36,662,034
Tax composition of capital	$(10,873,094)
Empower Core Strategies: U.S. Equity Fund
Undistributed net investment income	$1,391,309
Undistributed long-term capital gains	—
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	76,888,391
Tax composition of capital	$78,279,700
At December 31, 2023, the Funds had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.  Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.  During the year ended December 31, 2023, the Empower Core Strategies: U.S. Equity Fund utilized $6,095,544 of capital loss carryforwards to offset capital gains realized in that fiscal year.  Details of the capital loss carryforwards as of December 31, 2023, were as follows:
No Expiration
Empower Core Strategies: Flexible Bond Fund	$(151,008,009)
Empower Core Strategies: Inflation-Protected Securities Fund	$(1,932,322)
Empower Core Strategies: International Equity Fund	$(52,336,467)
The following Funds have elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses
Empower Core Strategies: Inflation-Protected Securities Fund	$(45,527)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2023 were as follows:
	Federal Tax Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Empower Core Strategies: Flexible Bond Fund	$1,860,843,972	$29,623,479	$(129,438,338)	$(99,814,859)
Empower Core Strategies: Inflation-Protected Securities Fund	330,661,358	6,936,847	(332,594)	6,604,253
Empower Core Strategies: International Equity Fund	541,817,647	57,506,720	(20,844,686)	36,662,034
Empower Core Strategies: U.S. Equity Fund	604,385,526	89,867,705	(12,979,314)	76,888,391
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Funds' investment objectives allow each Fund to enter into various types of derivative contracts as outlined in each Fund's prospectus.
In pursuit of the Funds' investment objectives, each Fund may seek to use derivatives to increase or decrease their exposure to the following market risks:

Annual Report - December 31, 2023

Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause a Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
These Funds may be exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that each Fund may be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to each Fund, if applicable. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
A Fund may be subject to enforceable master netting agreements, or netting arrangements, with certain counterparties.  These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels.  Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. A Fund will attempt to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements (if any), events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by these Funds of any net liability owed to that counterparty under the ISDA agreement. As of December 31, 2023, the Empower Core Strategies: International Equity Fund and Empower Core Strategies: U.S. Equity Fund were subject to enforceable master netting arrangements and entered into ISDA master agreements with certain counterparties.
Futures Contracts
The Funds may use futures to equitize cash. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments.  Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit).  Receipts or payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities.  When the Funds enter into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations.
Forward Foreign Currency Contracts
A Fund may enter into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure.  A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

Annual Report - December 31, 2023

Forward contracts are reported in a table following the Schedule of Investments.  The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation.  Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. As of Empower Core Strategies: International Equity Fund and Empower Core Strategies: U.S. Equity Fund utilized OTC forward foreign currency contracts.
Interest Rate Swaps
A Fund may enter into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the Secured Overnight Financing Rate (SOFR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the OTC market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).
For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by a Fund. Subsequent payments, known as variation margin, are made or received by a Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.
A Fund may enter into interest rate swaps in which it either pays or receives a fixed interest rate and pays or receives a floating interest rate.  Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that a Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. As of December 31, 2023, the Empower Core Strategies: Inflation-Protected Securities Fund had entered into interest rate swap contracts.
The following tables represent the average month-end volume of each Fund’s derivative transactions, if any, during the reporting period:
Empower Core Strategies: Flexible Bond Fund
Futures Contracts:
Average long contracts	3,145
Average short contracts	796
Average notional long	$399,554,124
Average notional short	$92,993,423
Empower Core Strategies: Inflation-Protected Securities Fund
Futures Contracts:
Average long contracts	22
Average short contracts	12
Average notional long	$2,760,678
Average notional short	$1,801,582
Centrally Cleared Interest Rate Swaps:
Average notional amount	$9,011,538
Empower Core Strategies: International Equity Fund
Futures Contracts:

Annual Report - December 31, 2023

Empower Core Strategies: International Equity Fund
Average long contracts	77
Average notional long	$8,070,788
Forward Currency Exchange Contracts:
Average notional amount	$512,622
Empower Core Strategies: U.S. Equity Fund
Futures Contracts:
Average long contracts	63
Average notional long	$13,590,101
Forward Currency Exchange Contracts:
Average notional amount	$10,362,701
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2023 is as follows:
Empower Core Strategies: Flexible Bond Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)	Net unrealized appreciation on futures contracts	$19,479,688 (a)	Net unrealized depreciation on futures contracts	$ (6,344,984)(a)
(a)Includes cumulative appreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Empower Core Strategies: Inflation-Protected Securities Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$611,306 (a)	Net unrealized depreciation on interest rate swaps	$(589,749) (a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$ 78,624(a)	Net unrealized depreciation on futures contracts	$(296,437) (a)
(a) Includes cumulative appreciation (depreciation) of interest rate contracts and futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Annual Report - December 31, 2023

Empower Core Strategies: International Equity Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)	Net unrealized appreciation on futures contracts	$176,060 (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$ 129	Unrealized depreciation on forward foreign currency contracts	$(19,600)
(a)Includes cumulative appreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Empower Core Strategies: U.S. Equity Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)	Net unrealized appreciation on futures contracts	$284,720 (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$ 2,516	Unrealized depreciation on forward foreign currency contracts	$(132,116)
(a)Includes cumulative appreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2023 is as follows:
Empower Core Strategies: Flexible Bond Fund
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Equity contracts (futures contracts)	Net realized loss on futures contracts	$(25,715,129)	Net change in unrealized appreciation on futures contracts	$14,058,369
Empower Core Strategies: Inflation-Protected Securities Fund
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Interest rate contracts (swaps)	Net realized loss on interest rate swaps	$ (10,893)	Net change in unrealized appreciation on interest rate swaps	$21,557
Interest rate contracts (futures contracts)	Net realized gain on futures contracts	$117,460	Net change in unrealized depreciation on futures contracts	$(217,509)
Empower Core Strategies: International Equity Fund
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Equity contracts (futures contracts)	Net realized gain on futures contracts	$835,437	Net change in unrealized appreciation on futures contracts	$188,229
Foreign exchange contracts (forwards)			Net change in unrealized depreciation on forward foreign currency contracts	$ (4,848)

Annual Report - December 31, 2023

Empower Core Strategies: U.S. Equity Fund
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Equity contracts (futures contracts)	Net realized gain on futures contracts	$3,164,242	Net change in unrealized appreciation on futures contracts	$283,070
Foreign exchange contracts (forwards)	Net realized gain on forward foreign currency contracts	$ 178,343	Net change in unrealized depreciation on forward foreign currency contracts	$(121,095)
Concentration Risk
A Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country.  Such concentrations may subject a Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.  Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.
3.  OFFSETTING ASSETS AND LIABILITIES
The Empower Core Strategies: International Equity Fund and the Empower Core Strategies: U.S. Equity Fund may enter into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following tables summarize these Funds' financial investments that, if applicable, were subject to an enforceable master netting arrangement at December 31, 2023.
Empower Core Strategies: International Equity Fund
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Assets (forward contracts)	$ 129	$(129)	$—	$—	$ —
Derivative Liabilities (forward contracts)	$(19,600)	$ 129	$—	$—	$(19,471)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.

Empower Core Strategies: U.S. Equity Fund
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Assets (forward contracts)	$ 2,516	$(2,516)	$—	$—	$ —
Derivative Liabilities (forward contracts)	$(132,116)	$ 2,516	$—	$—	$(129,600)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.

Annual Report - December 31, 2023

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Empower Funds entered into an investment advisory agreement with ECM, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (Empower of America) as of December 31, 2023. As compensation for its services to Empower Funds, the Adviser receives the below monthly compensation at the described annual rate of each Fund’s average daily net assets. Certain administration and accounting services fees for each Fund are included in the investment advisory agreement.
Fund Name	Annual Advisory Rate
Empower Core Strategies: Flexible Bond Fund	0.38%
Empower Core Strategies: Inflation-Protected Securities Fund	0.33% up to $1 billion dollars
0.28% over $1 billion dollars
0.23% over $2 billion dollars
Empower Core Strategies: International Equity Fund	0.53% up to $1 billion dollars
0.48% over $1 billion dollars
0.43% over $2 billion dollars
Empower Core Strategies: U.S. Equity Fund	0.47% up to $1 billion dollars
0.42% over $1 billion dollars
0.37% over $2 billion dollars
The Adviser contractually agreed to waive fees or reimburse expenses that exceed the annual rate, shown in the table below, of each Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by each Fund, excluding shareholder service fees, distribution fees and certain extraordinary expenses (the “Expense Limit”).  The agreements current term ends on April 30, 2024 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
Fund Name	Expense Limit Annual Rate
Empower Core Strategies: Flexible Bond Fund	0.45%
Empower Core Strategies: Inflation-Protected Securities Fund	0.35%
Empower Core Strategies: International Equity Fund	0.65%
Empower Core Strategies: U.S. Equity Fund	0.55%
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by each Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of each Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2023, the amounts subject to recoupment were as follows:
Empower Core Strategies: Flexible Bond Fund
Expires December 31, 2024	Expires December 31, 2025	Expires December 31, 2026	Recoupment of Past Reimbursed Fees by the Adviser
$812	$18,521	$33,701	$0

Annual Report - December 31, 2023

Empower Core Strategies: Inflation-Protected Securities Fund
Expires December 31, 2024	Expires December 31, 2025	Expires December 31, 2026	Recoupment of Past Reimbursed Fees by the Adviser
$131,400	$180,222	$201,221	$0
Empower Core Strategies: International Equity Fund
Expires December 31, 2024	Expires December 31, 2025	Expires December 31, 2026	Recoupment of Past Reimbursed Fees by the Adviser
$147,231	$454,669	$362,755	$0
Empower Core Strategies: U.S. Equity Fund
Expires December 31, 2024	Expires December 31, 2025	Expires December 31, 2026	Recoupment of Past Reimbursed Fees by the Adviser
$116,842	$215,587	$6,980	$0
The Adviser and Empower Funds entered into a sub-advisory agreement with and is responsible for compensating the Sub-Adviser’s below for their services:
Empower Core Strategies: Flexible Bond Fund - Loomis, Sayles & Company, L.P.
Empower Core Strategies: Inflation-Protected Securities Fund - Goldman Sachs Asset Management, L.P.
Empower Core Strategies: International Equity Fund - Irish Life Investment Managers Limited (ILIM), an affiliate of the Adviser and Empower of America, Franklin Templeton Institutional, LLC, and LSV Asset Management. ILIM receives monthly compensation for its services at the annual rate of 0.020% of the average net value of assets on the portion of the Fund managed by ILIM, subject to an annual $20,000 minimum.
Empower Core Strategies: U.S. Equity Fund - Irish Life Investment Managers Limited (ILIM), an affiliate of the Adviser and Empower of America, Putnam Investment Management, LLC (Putnam), was an affiliate of the Advisor and Empower of America through December 31, 2023, J.P. Morgan Investment Management Inc., and Loomis, Sayles & Company L.P. ILIM receives monthly compensation for its services at the annual rate of 0.0075% of the average net value of assets on the portion of the Fund managed by ILIM, subject to an annual $20,000 minimum. Putnam receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value on the first $250 million of assets, 0.35% on the next $250 million of assets, and 0.25% over $500 million of assets on the portion of the Fund managed by Putnam.
Empower Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of ECM and subsidiary of Empower of America. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
Empower Financial Services, Inc. (the Distributor), is a wholly-owned subsidiary of Empower of America and the principal underwriter to distribute and market each Fund.
Certain officers of Empower Funds are also directors and/or officers of Empower of America or its subsidiaries. No officer or interested director of Empower Funds receives any compensation directly from Empower Funds.  The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,223,500 for the fiscal year ended December 31, 2023.

Annual Report - December 31, 2023

5.  PURCHASES & SALES OF INVESTMENTS
For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments, excluding all U.S. Government securities and short-term securities, were as follows:
	Purchases	Sales
Empower Core Strategies: Flexible Bond Fund	$344,543,456	$283,291,831
Empower Core Strategies: Inflation-Protected Securities Fund	12,896,050	-
Empower Core Strategies: International Equity Fund	492,372,980	49,140,360
Empower Core Strategies: U.S. Equity Fund	799,662,858	485,032,634
For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were as follows:
	Purchases	Sales
Empower Core Strategies: Flexible Bond Fund	$452,639,473	$548,178,686
Empower Core Strategies: Inflation-Protected Securities Fund	356,752,563	84,579,819
Empower Core Strategies: International Equity Fund	-	-
Empower Core Strategies: U.S. Equity Fund	-	-

6.  SECURITIES LOANED
Each Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement each Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of each Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of each Fund and necessary collateral adjustments are made between such Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. Each Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. Each Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.
Collateral was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral. As of December 31, 2023, each Fund's securities on loan value and collateral received, as reported on the Statement of Assets and Liabilities, were as follows:
	Market Value	Collateral Received
Empower Core Strategies: Flexible Bond Fund	$52,546,255	$54,001,736
Empower Core Strategies: Inflation-Protected Securities Fund	-	-
Empower Core Strategies: International Equity Fund	-	-
Empower Core Strategies: U.S. Equity Fund	1,323,399	1,368,691

Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed.  The following tables summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2023.  Additional information regarding each Fund's securities on loan is included in the Schedule of Investments.

Annual Report - December 31, 2023

Empower Core Strategies: Flexible Bond Fund	Total (a)
Corporate Bonds and Notes	$21,535,854
Convertible Bonds	3,264,800
U.S. Treasury Bonds and Notes	29,196,119
Common Stocks	4,963
Total secured borrowings	$54,001,736
Empower Core Strategies: U.S. Equity Fund	Total (a)
Common Stocks	$1,368,691
Total secured borrowings	$1,368,691
(a)	The remaining contractual maturity of the secured borrowing related to each class of collateral is overnight and continuous.
7.  INDEMNIFICATIONS
The Funds' organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds.  In the normal course of business, a Fund may also enter into contracts that provide general indemnifications.  A Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENTS
Effective January 1, 2024, Putnam is no longer an affiliate of ECM or Empower of America
Effective February 26, 2024, for the Empower Core Strategies: Flexible Bond Fund, ECM's annual advisory rate will be 0.38% of the Fund's average daily net assets up to $2 billion dollars and 0.35% of the Fund's average daily net assets over $2 billion dollars.
Effective February 26, 2024, the Board of Directors of Empower Funds, Inc., approved the appointment of the following sub-adviser:
Empower Core Strategies: Flexible Bond Fund - Western Asset Management Company, LLC as a sub-adviser of the Fund to manage the portion of the Fund's investment portfolio currently managed by ECM.
Management has reviewed all events subsequent to December 31, 2023, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred other than what is disclosed above.

Annual Report - December 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Empower Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Empower Core Strategies: Flexible Bond Fund, Empower Core Strategies: Inflation-Protected Securities Fund, Empower Core Strategies: International Equity Fund, and Empower Core Strategies: U.S. Equity Fund (the “Funds”) four of the funds comprising Empower Funds, Inc., as of December 31, 2023, the related statements of operations for the year then ended; the statements of changes in net assets for the year ended December 31, 2023, for the period from May 1, 2022 to December 31, 2022, and for the year ended April 30, 2022; the financial highlights for the year ended December 31, 2023, for the period from May 1, 2022 to December 31, 2022, for each of the three years in the period ended April 30, 2022, and for the period from June 25, 2018 (commencement of operations) to April 30, 2019; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, and the results of their operations for the year then ended; the changes in their net assets for the year ended December 31, 2023, for the period from May 1, 2022 to December 31, 2022, and for the year ended April 30, 2022; the financial highlights for the year ended December 31, 2023, for the period from May 1, 2022 to December 31, 2022, for each of the three years in the period ended April 30, 2022, and for the period from June 25, 2018 (commencement of operations) to April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2024
We have served as the auditor of one or more Empower investment companies since 1982.

TAX INFORMATION (unaudited)
Each Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to the following:
	Foreign Tax Credits	Gross Income from Foreign Countries
Empower Core Strategies: Flexible Bond Fund	$ 0	$0
Empower Core Strategies: Inflation-Protected Securities Fund	0	0
Empower Core Strategies: International Equity Fund	963,053	10,209,275
Empower Core Strategies: U.S. Equity Fund	0	0
Dividends paid by each Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2023, the following are the percentages that qualify for the dividend received deduction available to each Fund's corporate shareholders.
Percent of Ordinary Income Distributions Qualifying for Dividends Received
Empower Core Strategies: Flexible Bond Fund	1%
Empower Core Strategies: Inflation-Protected Securities Fund	0%
Empower Core Strategies: International Equity Fund	0%
Empower Core Strategies: U.S. Equity Fund	26%

Empower Core Strategies: Flexible Bond Fund
Investment Sub-Advisory Contract Approval
The Board of Directors (the “Board”) of Empower Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on October 5–6, 2023 (the “Meeting”), unanimously approved the investment sub-advisory agreement between the Company, Empower Capital Management, LLC (“ECM”) and Western Asset Management Company, LLC (“Western Asset” or the “Sub-Adviser”) with respect to the Fund (the “Agreement”).
Pursuant to the Agreement, the Sub-Adviser, subject to general supervision and oversight by ECM and the Board, will be responsible for the day-to-day management of the investment and reinvestment of the assets of its allocated portion of the Fund’s portfolio, which includes making decisions to buy, sell or hold any particular security.
In approving the Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreement.  In its deliberations, the Board did not identify any single factor as being determinative.  Rather, the Board’s approval was based on each Director’s business judgment after a comprehensive consideration of the information as a whole.  Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.  The Independent Directors were assisted in their deliberations by independent legal counsel.
The Board considered that ECM’s indirect parent corporation, Great-West Lifeco Inc. (“Lifeco”), entered into an agreement with Franklin Resources, Inc. (“Franklin”), the ultimate parent corporation of the Sub-Adviser, which includes, among other things, potential future cash payments to Lifeco from Franklin based on the amount of Lifeco-affiliated assets (“qualifying assets”) to be managed by Franklin’s affiliated investment adviser entities including Western Asset (the “Transaction”).  The Board further considered that the Fund’s assets to be allocated to the Sub-Adviser will be considered qualifying assets for such calculation.  The Board also considered that, as a result of the Transaction, ECM has the opportunity to secure high quality sub-advisory services from a well-recognized firm such as the Sub-Adviser at below market rates, and this allows ECM the opportunity to convert the Company’s non-cash core funds to an all sub-advised model.  The Board noted ECM’s belief that a sub-advised model is in the best interests of the Fund and its shareholders because ECM can replace the Sub-Adviser based on performance or other concerns.  The Board also noted that, in conjunction with the proposal to engage the Sub-Adviser for the portion of the Fund currently allocated to ECM, ECM agreed to implement a breakpoint in its advisory fee which will reduce fees paid by the Fund when assets reach $2 billion.Based upon its review of the Agreement and the information provided to it, the Board concluded that the Agreement was reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the Agreement are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Fund by the Sub-Adviser.  Among other things, the Board considered the Sub-Adviser’s personnel, experience, resources and performance track record of managing a strategy similar to its allocated portion of the Fund’s portfolio, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund.  The Board also reviewed the qualifications, education, experience and tenure of the portfolio managers to be responsible for the day-to-day management of the Fund.  In addition, the Board considered the Sub-Adviser’s reputation for management of its investment strategies, its investment-decision making process, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, as well as the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  As part of its assessment of the nature, extent and quality of services, the Board evaluated information regarding the Sub-Adviser’s regulatory and compliance environment and compliance policies and procedures.  The Board noted the Chief Compliance Officer’s assessment that the Sub-Adviser’s compliance program appears to be reasonably designed to comply with the requirements of Rule 38a‑1 under the Investment Company Act of 1940, as amended.  The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Sub-Adviser.

Investment Performance
The Board considered the investment performance of Western Asset as provided by ECM.  The Board reviewed performance information of an investment strategy managed by Western Asset similar to the investment strategy to be employed for its allocated portion of the Fund’s portfolio for the three-month, one-year, three-year, five-year and ten-year periods ended June 30, 2023 as compared against the Bloomberg U.S. Government/Mortgage Index and the Morningstar U.S. intermediate government category.  The Board noted that the Sub-Adviser outperformed the Bloomberg U.S. Government/Mortgage Index and the Morningstar U.S. intermediate government category for all periods reviewed.  The Board considered information provided by ECM concluding that it was satisfied with the investment performance of the Sub-Adviser.
Costs and Profitability
The Board considered the costs of services to be provided by the Sub-Adviser.  With respect to the costs of services, the Board considered the structure and level of the sub-advisory fees payable by ECM to the Sub-Adviser.  In evaluating the sub-advisory fees payable to Western Asset, the Board considered information regarding the Sub-Adviser’s fee schedules for other funds managed by the Sub-Adviser in the same investment style as the Fund and noted that, based on the information provided by the Sub-Adviser, the fee proposed to be charged to ECM for the Fund was lower than such fee schedules.The Board also considered the overall financial soundness of the Sub-Adviser.  The Board reviewed the statement of financial condition of the Sub-Adviser.  The Board noted that Western Asset did not provide an estimate of profits to be realized related to the Fund since it had not yet provided services to the Fund.
Economies of Scale
In evaluating economies of scale, the Board considered, among other things, the level of sub-advisory fees payable by ECM and whether those fees include breakpoints and the current level of applicable Fund assets that will be allocated to the Sub-Adviser.  Based on the information provided, the Board concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale.
Other Factors
The Board considered ancillary benefits to be derived by the Sub-Adviser from its relationship with the Fund as part of the total mix of information evaluated by the Board.   The Board noted Western Asset’s statement that potential benefits to be derived from its relationship with the Fund would be indirect and incremental.  The Board concluded that the proposed sub-advisory fee was reasonable, taking into account any ancillary benefits to be derived by the Sub-Adviser.
Conclusion
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement are reasonable and that the approval of the Agreement is in the best interests of the Fund.

Approval of Amendment to Investment Advisory Agreement
The Board of the Company, including the Independent Directors, approved an amendment to the investment advisory agreement (the “Amendment”) with ECM for the Fund at the Meeting.  As part of its consideration, the Board reviewed materials received from ECM.  In connection with the review process, the Board considered that, at its meeting held on April 20, 2023 (the “April Meeting”) as part of a multi-faceted annual review process, the Board considered information regarding, among other things, the nature, extent and quality of services provided by ECM and the advisory fee rate and total expense ratio of the Fund, along with performance information for the Fund.  The Board also compared the advisory fee rate and expense ratio of the Fund to fees and expense ratios of a peer group of funds based on data compiled by Broadridge Financial Solutions, Inc., an independent provider of investment company data.  The Board noted that, pursuant to the Amendment, a breakpoint would be added to the advisory fee schedule, which would take effect when Fund assets reach $2 billion (with Fund assets as of June 30, 2023 at approximately $1.86 billion).  The Board further considered the Fund’s asset size and ECM’s representation that the change in the advisory fee schedule would not diminish the quality or quantity of services ECM provides to the Fund.
Based on all of the information considered, in particular the information received and considered at the April Meeting, as supplemented at the Meeting, the Board determined that the terms of the Amendment are reasonable and that the approval of the Amendment is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Empower Core Strategies: U.S. Equity Fund
Investment Sub-Advisory Contract Approval
The Board of Directors (the “Board”) of Empower Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on October 5–6, 2023 (the “Meeting”), unanimously approved the investment sub-advisory agreement between the Company, Empower Capital Management, LLC (“ECM”) and Putnam Investment Management, LLC (“Putnam” or the “Sub-Adviser”) with respect to the Fund (the “Agreement.”)
Pursuant to the Agreement, the Sub-Adviser, subject to general supervision and oversight by ECM and the Board, will be responsible for the day-to-day management of the investment and reinvestment of the assets of its allocated portion of the Fund’s portfolio, which includes making decisions to buy, sell or hold any particular security.
In approving the Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreement.  In its deliberations, the Board did not identify any single factor as being determinative.  Rather, the Board’s approval was based on each Director’s business judgment after a comprehensive consideration of the information as a whole.  Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.  The Independent Directors were assisted in their deliberations by independent legal counsel.
The Board considered that Putnam is a current sub-adviser of the Fund, and that its parent corporation, Great-West Lifeco Inc., intends to sell Putnam to Franklin Resources, Inc. on or about January 1, 2024 (the “Transaction”).  The Board further considered that Putnam commenced management of its allocated portion of the Fund’s portfolio in June 2018 and that the Board most recently approved the continuation of the investment sub-advisory agreement between the Company, ECM and Putnam at its meeting held on April 20, 2023 (the “April Meeting”) as part of a multi-faceted annual review process.
Based upon its review of the Agreement and the information provided to it, the Board concluded that the Agreement was reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the Agreement are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Fund by the Sub-Adviser.  Among other things, the Board considered the Sub-Adviser’s personnel, experience, resources and performance track record in managing its allocated portion of the Fund’s portfolio, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund.  The Board also reviewed the qualifications, education, experience and tenure of the portfolio managers to be responsible for the day-to-day management of the Fund.  In addition, the Board considered the Sub-Adviser’s reputation for management of its investment strategies, its investment-decision making process, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, as well as the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  As part of its assessment of the nature, extent and quality of services, the Board evaluated information regarding the Sub-Adviser’s regulatory and compliance environment and compliance policies and procedures.  The Board noted the Chief Compliance Officer’s assessment that the Sub-Adviser’s compliance program appears to be reasonably designed to comply with the requirements of Rule 38a‑1 under the Investment Company Act of 1940, as amended.
The Board also considered Putnam’s representations that the Sub-Adviser personnel providing services to the Fund would remain the same after the Transaction, that the Transaction would not impact the nature or quality of services provided by the Sub-Adviser to the Fund and that the Transaction would not impact the resources, focus, culture or operations of the Sub-Adviser.
The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Sub-Adviser.

Investment Performance
The Board noted the performance information regarding the Fund it considered at the April Meeting and at subsequent meetings.  The Board considered information provided by ECM concluding that it was satisfied with the investment performance of the Sub-Adviser.
Costs and Profitability
The Board considered the costs of services to be provided by the Sub-Adviser.  With respect to the costs of services, the Board considered the structure and level of the sub-advisory fees payable by ECM to the Sub-Adviser.  The Board noted the information it received at the April Meeting regarding the standard institutional fee schedule for its U.S. large cap value strategy, as well as the fees for its own retail mutual fund managed in the same investment style as its allocated portion of the Fund.  The Board noted explanations for any differences in fee schedules, such as applicable legal, governance and capital structures, historical pricing arrangements, account size, and the totality of the client relationship, anticipated flows and projected growth, as well as differences in risks assumed and services provided as between the Fund and other types of accounts.
The Board also considered the overall financial soundness of the Sub-Adviser.  The Board reviewed the statement of financial condition of the Sub-Adviser and the profits estimated to have been realized by Putnam as provided at the April Meeting.  Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by Putnam were not unreasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale
In evaluating economies of scale, the Board considered, among other things, the level of sub-advisory fees payable by ECM and whether those fees include breakpoints and the current level of Fund assets that will be allocated to the Sub-Adviser.  Based on the information provided, the Board concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale.
Other Factors
The Board considered ancillary benefits to be derived by the Sub-Adviser from its relationship with the Fund as part of the total mix of information evaluated by the Board.  The Board noted that Putnam may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to Putnam in return for allocating Fund brokerage to such brokers.  The Board also noted Putnam’s previous statement considered at the April Meeting that the Fund’s performance record forms part of the overall performance record of the Fund and, as a result, prospective advisory clients may consider Fund performance records in selecting the Sub-Adviser to manage a portion of their assets, a benefit that the Sub-Adviser believes does not result in a material economic value.  The Board concluded that the proposed sub-advisory fees were reasonable, taking into account any ancillary benefits to be derived by the Sub-Adviser.
Conclusion
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement are reasonable and that the approval of the Agreement is in the best interests of the Fund.

Fund Directors and Officers
Empower Funds is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Empower Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 80	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	Director, Gold, Inc.
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 64	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 69	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 80	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A

Interested Director*****
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 40	Director, President & Chief Executive Officer	Since 2020	Executive Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 40	Director, President & Chief Executive Officer	Since 2020	Executive Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and EAG	45	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 67	Chief Compliance Officer	Since 2016	Vice President, Compliance Empower Investments, Empower; Chief Compliance Officer, ECM and EAG	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 49	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Vice President, Deputy General Counsel & Corporate Secretary, Empower, Empower of America & Empower of NY; Vice President & Counsel, ECM; formerly, Vice President & Counsel, Empower Funds; Vice President, Counsel & Secretary, EAG & EFSI	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Financial Officer & Treasurer	Since 2021	Vice President, Fund Administration, Empower; Chief Financial Officer & Treasurer, ECM; Vice President & Treasurer, CITs, Empower Trust Company, LLC (“ETC”); formerly, Assistant Treasurer Empower Funds, ECM & ETC	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 56	Assistant Treasurer	Since 2007	Vice President, Fund Administration, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 43	Derivatives Risk Manager	Since 2022	Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A Director who is not an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) is referred to as an “Independent Director.”
**    Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2024. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Core Strategies: Inflation-Protected Securities Fund and other series of Empower Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity Fund and other series of Empower Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity Fund and other series of Empower Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of other series of Empower Funds, (2) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of other series of Empower Funds, and (3) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of other series of Empower Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.

***** An “Interested Director” refers to a Director who is an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Empower Funds and its Directors is available in the Empower Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://www.greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Empower Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Empower Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Empower Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Empower Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)  As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)  For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)  During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)  During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)   Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)  Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,031,500 for fiscal year 2022 and $1,050,700 for fiscal year 2023.

(b)  Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $42,000 for fiscal year 2022 and $44,680 for fiscal year 2023.  The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)  Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2022 and $0 for fiscal year 2023.
(d)  All Other Fees.  There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)   (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Empower Funds by its independent auditors.  The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Empower Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Empower Funds that is responsible for the financial reporting or operations of Empower Funds was employed by those auditors and participated in any capacity in an audit of Empower Funds during the year period (or such other period proscribed under Securities Exchange Commission rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Empower Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Empower Funds’ auditors will not provide the following non-audit services to Empower Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Empower Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Empower Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Empower Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Empower Funds’ auditors to (a) Empower Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds.4  The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation .  The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)   (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2022 equaled $1,022,840 and for fiscal year 2023 equaled $1,795,449.
(i)  The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6.  INVESTMENTS.
(a)   The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)   Not applicable.
ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.  CONTROLS AND PROCEDURES.
(a)  The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)  The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12.        DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)   Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)  A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

1No pre-approval is required as to non-audit services provided to Empower Funds if: (a) the aggregate amount of all non-audit services provided to Empower Funds constitute not more than 5% of the total amount of revenues paid by Empower Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Empower Funds, Empower Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Empower Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Empower Funds’ primary investment adviser.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
EMPOWER FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
Director, President & Chief Executive Officer
Date:February 23, 2024
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
Director, President & Chief Executive Officer
Date:February 23, 2024
By:	/s/ Kelly B. New

Kelly B. New
Chief Financial Officer & Treasurer
Date:February 23, 2024